                                                                    Exhibit 10.5
                                                                    ------------

                           WHOLESALE SERVICE PROVIDER
                                       AND
                             DISTRIBUTION AGREEMENT


         This Wholesale Service Provider and Distribution Agreement ("Agreement") is entered into effective as of the 1st day of February, 2000 (the "Execution Date"), by and among Big Planet, Inc., a Delaware corporation ("Big Planet"), I-Link, Incorporated, a Florida corporation ("I-Link"), and I-Link Worldwide, LLC, a Delaware limited liability company and wholly owned by I-Link ("I-Link LLC"). I-Link, I-Link LLC and Big Planet together shall be collectively referred to as the "Parties."

                                    RECITALS

         A. Big Planet is a technology-based company that provides Internet service and sells other products and services, including technology and communication products. Big Planet markets its products and services to consumers through a sales force of independent contractors in the Network Marketing Channel, as hereinafter defined.

         B. I-Link provides enhanced communication products and services and has constructed an expanding Internet Protocol ("IP")-based telecommunications network within the continental United States. I-Link's products and services are marketed in part by I-Link LLC to residential and small office/home office ("SOHO") consumers through a network marketing sales force of I-Link LLC Representatives. I-Link also sells its products and services through other marketing and sales channels.

         C. I-Link desires to enter into an agreement with Big Planet pursuant to which (i) I-Link will provide products and services to Big Planet for resale to residential and SOHO consumers in each of the fifty states in the United States and Puerto Rico (hereafter collectively referred to as the "United States") through the Network Marketing Channel, (ii) Big Planet will integrate the I-Link LLC Representatives into its sales force, (iii) Big Planet will acquire and provide products and services directly to I-Link's existing customers acquired through I-Link LLC, and (iv) Big Planet will acquire the exclusive world-wide rights to such products and services subject to the conditions and terms of this Agreement. Big Planet is willing to act as a distributor of I-Link's Products and Services and integrate the I-Link LLC Representatives into its sales force, and I-Link is willing to provide services and products to Big Planet on the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound, the Parties agree as follows:

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    ARTICLE 1
                                   DEFINITIONS

Unless the context otherwise requires, the following terms, when used in this Agreement, shall have the respective meanings specified below:

         "ACCOUNTS RECEIVABLE" mean all I-Link accounts receivable generated from sales by the I-Link LLC Representatives, both billed and unbilled, as of the Effective Time, to be assigned to Big Planet at the Effective Time as contemplated by Section 6.3(a).

         "ACTION" means any claim, action, suit, complaint, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority.

         "AFFILIATE" means, with respect to any specified person, any other person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person.

         "BIG PLANET CUSTOMERS" means any person acquiring any products or services from or through Big Planet or Big Planet Representatives including all of the Big Planet Enhanced Service Customers.

         "BIG PLANET ENHANCED SERVICE CUSTOMER" means any and all customers of Big Planet, including the Existing Customers, who after the Effective Time subscribe to or purchase one or more I-Link Products and Services from Big Planet, which are evidenced by written agreements, letters of authorization, electronic order, or any other agreement or other arrangements, as evidenced by such customer's payment for services or any billings made to such customer.

         "BIG PLANET REPRESENTATIVES" means the independent representatives and distributors of Big Planet and its Affiliates, including any I-Link LLC Representatives following the Effective Time.

         "BILLING SOFTWARE" shall have the meaning set forth in Section 8.3.

         "DOUBLE-LEG CALL" means any call not a Single Leg Call that originates and terminates within the United States.

         "EFFECTIVE TIME" has the meaning set forth in Section 2.2.

         "ENCUMBRANCES" means any security interest, pledge, mortgage, lien, charge, adverse claim, preferential arrangement or restriction of any kind.

         "ENHANCED SERVICE DEVICES" means (i) the tangible products of I-Link more fully described on Schedule 4.1 and (ii) Future Products and Services that are tangible products and that Big Planet elects to market pursuant to the provisions of this Agreement, that provide connectivity to the I-Link Network or otherwise provide enhancement to traditional telecommunication services, including in each of (i) and (ii) above, any and all upgrades, modifications, enhancements and replacements thereof.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         "ENHANCED SERVICES" means (i) all of the products and services of I-Link more fully described on Schedule 4.1, which represent all of the services of any type currently marketed by I-Link LLC and provided by I-Link to the residential and SOHO marketplace, and (ii) any Future Products and Services that are not Enhanced Service Devices that Big Planet elects to market pursuant to the provisions of this Agreement, including in each of (i) and (ii) above, any and all upgrades, modifications, enhancements or replacements thereof.

         "EXCLUSIVE PRODUCTS AND SERVICES" means the products and services for which Big Planet has been granted and retains the worldwide exclusive rights in the Network Marketing Channel pursuant to this Agreement.

         "EXISTING CUSTOMERS " means all of I-Link's customers who are subscribed for I-Link's Products and Services through I-Link LLC at the Effective Time to whom I-Link provides Enhanced Services or any Enhanced Service Devices pursuant to written agreements, letters of authorization or any other agreement or arrangement as evidenced by such Existing Customer's payment for services to I-Link or any billings made to such customer.

         "FUTURE PRODUCTS AND SERVICES" shall mean any I-Link Products and Services which I-Link commences to market and distribute after the Effective Time, but excluding any and all upgrades, modifications, enhancements and replacements to Enhanced Services and Enhanced Service Devices.

         "GOVERNMENTAL AUTHORITY" means any domestic or foreign national, federal, state, municipal or local or other government, governmental, regulatory or administrative authority, agency or commission, or any court, tribunal, or judicial or arbitration body having proper jurisdiction.

         "GOVERNMENTAL ORDER" means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

         "I-LINK COSTS" means those costs identified on Schedule 1(b) that are used in determining the pricing of Double-Leg Calls and Single-Leg Calls under this Agreement.

         "I-LINK PRODUCTS AND SERVICES" means any products or services of any type that may be offered, sold or distributed by I-Link to the residential and SOHO marketplace at anytime during the term of this Agreement, excluding products and services the rights to which are not wholly-owned by I-Link for which I-Link does not have the right to grant distribution rights.

         "I-LINK LLC REPRESENTATIVES" means I-Link LLC's sales force of independent contractors that have executed I-Link LLC Representative Agreements with I-Link LLC that are currently in-force.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         "I-LINK LLC REPRESENTATIVE AGREEMENT" means the standard forms of written agreement between I-Link LLC and an I-Link LLC Representative.

         "I-LINK NETWORK" means I-Link's telecommunications network in the United States, including but not limited to network equipment, high-speed fiber optic backbone and routing technology, whether I-Link owned or leased, used to provide Enhanced Services or other services, and within such other territories as such network may be established in the future.

         "I-LINK SALES COMPENSATION PLAN" means the compensation plan that details the bonuses and commissions that I-Link LLC Representatives may earn by selling I-Link Products and Services.

         "LAW" means any domestic or foreign national, federal, state, municipal or local or other statute, law, ordinance, regulation, code, rule, order or other requirement or rule of law.

         "LEGACY CUSTOMERS" means those customers purchasing Presubscribed Services from I-Link.

         "NETWORK MARKETING CHANNEL" means (i) the multi-level marketing channel through which products and services are marketed directly to residential and SOHO end-user consumers through a sales force of independent contractors who receive rewards or commissions based upon a standardized compensation plan which contemplates a genealogical sales force of multiple levels, with such commissions paid for (A) sales of products and services by such contractor, and
(B) sales of products and services by other independent contractors in such contractor's genealogical downline, and (ii) direct selling organizations that promote a home-based business opportunity focused on selling products to the residential and SOHO marketplace (by way of example: Avon, Mary Kay Cosmetics, Tupperware, etc.).

         "ORDER AND PROVISIONING SYSTEM" shall have the meaning set forth in
Section 5.1

         "PERSON" means any individual, partnership, firm, corporation, joint venture, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed a person under Section 13(d) of the Securities Exchange Act of 1934.

         "PRESUBSCRIBED SERVICES" means the ordinary presubscribed long distance telephone services provided by I-Link over the I-Link Network and through other carriers as of the Execution Date.

         "SINGLE-LEG CALLS" means any call that originates on a customer premise device and terminates on the I-Link Network, or any call that originates on the I-Link Network and terminates on a customer premise device.

         "STAND ALONE PRODUCT" means a product or service that does not include the features or functionality of any of the Exclusive Products and Services.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         "SUBSIDIARY" means, with respect to any entity, any and all corporations, partnerships, limited liability companies, joint ventures, associations and other entities controlled by such entity directly or indirectly through one or more intermediaries.

         "TECHNICAL SUPPORT" shall mean the technical support that I-Link is obligated to provide to Big Planet pursuant to Article 10 hereof.

         "UNITED STATES" shall mean the fifty states and Puerto Rico.

                                    ARTICLE 2
                                 THE TRANSACTION

         2.1 THE TRANSACTION. At the Effective Time, and upon the terms and subject to the conditions of this Agreement, I-Link shall commence providing Enhanced Services and Enhanced Service Devices, to the extent such are market-ready as provided on Schedule 4.1, to Big Planet as more fully described in Article 4 and shall assign to Big Planet the I-Link LLC Representatives, the Existing Customers, and the Accounts Receivable as more fully described in
Article 6.

         2.2 CLOSING AND EFFECTIVE TIME. Subject to the satisfaction of the closing conditions set forth in Sections 2.4 and 2.5 below, I-Link shall commence the provision of Enhanced Services to Big Planet and the Big Planet Customers under this Agreement and shall assign and transfer the I-Link LLC Representatives, the Existing Customers, and the Accounts Receivable to Big Planet effective as of 12:01 a.m., Mountain Standard Time, on February 15, 2000, or such other time and date as the Parties may mutually agree upon in writing (the "Effective Time"). The Effective Time shall not be later than the first day of the month following the date that the closing conditions set forth in Sections 2.4 and 2.5 have been satisfied. In the event that the Effective Time does not take place on or before February15, 2000 then a Party not in default under this Agreement may terminate this Agreement as set forth in Section 9.6. The closing shall occur at I-Link's offices at Draper, Utah. It is understood by the parties that actual marketing activities by the Big Planet Representatives with respect to the Enhanced Services, and by the I-Link LLC Representatives with respect to Big Planet products and services, shall not commence at the Effective Time, but as soon as practicable thereafter as reasonably determined by Big Planet.

         2.3 CLOSING OBLIGATIONS. At the Effective Time:

                  (a) DELIVERIES BY I-LINK. I-Link and I-Link LLC shall deliver to Big Planet:

                           (i) A duly executed assignment assigning all of their
                  rights under the I-Link LLC Representative Agreements to Big Planet in the form attached hereto as Schedule 2.3(a)(i),

                           (ii) An Officer's Certificate duly executed by
                  authorized officers of I-Link and I-Link LLC certifying to Big Planet that:

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    (A) each of the representations and
                           warranties of I-Link and I-Link LLC set forth in this Agreement was true, complete and accurate in all material respects as of the Execution Date and is true complete, and accurate in all material respects as of the Effective Time as if made at the Effective Time; and

                                    (B) I-Link and I-Link LLC have performed or
                           complied with all of their obligations under the Agreement which were to be complied with or performed prior to the Effective Time;

                           (iii) An opinion of counsel in form satisfactory to
                  Big Planet covering the matters set forth in Section 2.3(a)(iii).

                           (iv) A complete and accurate list of all of the
                  Existing Customers of I-Link being transferred to Big Planet in I-Link's existing electronic format.

                           (v) A complete and accurate list of all of the I-Link
                  LLC Representatives being assigned to Big Planet in I-Link's existing electronic format, together with copies of all agreements related thereto;

                           (vi) A duly executed assignment of the Accounts
                  Receivable in a form reasonably satisfactory to Big Planet, together with a complete and accurate list of all Accounts Receivable and a complete and accurate aging schedule; and a duly executed UCC-1 Financing Statement filed with the State of Utah Department of Commerce, Division of Corporations and Commercial Code and such other filing locations as may be reasonably requested by Big Planet;

                           (vii) Copies of any and all legally required
                  approvals, consents or waivers of any Governmental Authority, and any and all letters of authorization and state and federal filings, including any customer notifications or other filing or notifications necessary to lawfully perform the transfer of Existing Customers to Big Planet;

                           (viii) Any and all other material information
                  reasonably necessary for Big Planet to perform its obligations hereunder or which would have a material adverse impact on Big Planet's ability to perform its obligations hereunder.

                  (b) DELIVERIES BY BIG PLANET. Big Planet shall deliver to I-Link:

                           (i) funds in the form of a wire transfer representing
                  payment for the Accounts Receivable;

                           (ii) duly countersigned original copies of the
                  assignment attached as Schedule 2.3(a)(i) and the assignment of Accounts Receivable; and

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                           (iii) A certificate duly executed by an officer of
                  Big Planet certifying that

                                    (A) Each of the representations and
                  warranties of Big Planet set forth in this Agreement was true, complete and accurate in all material respects as of the Execution Date and shall be true, complete, and accurate in all material respects as of the Effective Time as if made at the Effective Time; and

                                    (B) Big Planet has performed and complied
                  with all of its obligations under the Agreement in all material respects which were to be performed or complied with prior to the Effective Time.

                  2.4 CONDITIONS TO OBLIGATIONS OF BIG PLANET. The obligations of Big Planet to consummate the transactions that are the subject of this Agreement (the "Transactions") shall be subject to the fulfillment, at or prior to the Effective Time, of each of the following conditions:

                  (a) PERFORMANCE OF OBLIGATIONS. I-Link and I-Link LLC shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Effective Time, including, without limitation, the delivery of all documents required by Section 2.3.

                  (b) ACCURACY OF REPRESENTATIONS. All of I-Link's and I-Link LLC's representations and warranties in this Agreement must have been true, complete, and accurate in all material respects as of the Execution Date, and must be true, complete, and accurate in all material respects as of the Effective Time as if made at the Effective Time.

                  (c) GOVERNMENTAL AND THIRD PARTY CONSENTS. All legally required consents or approvals from any third parties or Governmental Authorities shall have been obtained in form reasonably satisfactory to Big Planet, including, without limitation, any necessary approvals or waivers from the Federal Communications Commission and any state regulatory bodies allowing for the transfer of the Existing Customers to Big Planet by notice without obtaining the consent of each individual Existing Customer.

                  (d) NO ACTIONS. There must not have been commenced or threatened by giving written notice to I-Link or Big Planet any material Action (i) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated by this Agreement, or (ii) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated hereby or adversely affecting the right of Big Planet to market and distribute the Enhanced Services and Enhanced Service Devices.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (e) NO MATERIAL CHANGES. Since the Execution Date, there shall not have occurred any material adverse change in the business, properties, assets, or I-Link Products and Services, of I-Link, I-Link LLC and each of their respective Subsidiaries and Affiliates.

                  (f) NO PROHIBITION. Neither the consummation nor the performance of any of the transactions contemplated by this Agreement will, directly or indirectly (with or without notice of lapse of time), materially contravene, or conflict with, or result in a material violation of, or cause Big Planet or any Affiliate of Big Planet to suffer any material adverse consequences under, (a) any Law or Governmental Order, (b) any Law that has been published, introduced or otherwise proposed before any Governmental Authority, or (c) any agreement Big Planet is a party to.

                  (f) COMPLETION OF DUE DILIGENCE. Big Planet shall have completed their due diligence investigation of I-Link and I-Link LLC and their Subsidiaries and Affiliates, their related products, services and support and operating systems, and their distribution force, and the information gathered in such investigation shall be satisfactory to Big Planet in its sole judgment and discretion.

         2.5 CONDITIONS TO OBLIGATIONS OF I-LINK AND I-LINK LLC. The obligations of I-Link and I-Link LLC to consummate the Transactions that is the subject of this Agreement shall be subject to the fulfillment, at or prior to the Effective Time, of each of the following conditions:

                  (a) PERFORMANCE OF OBLIGATIONS. Big Planet shall have performed or complied in all material respects with all agreements and covenants required to be performed by or complied with by it under this Agreement at or prior to the Effective Time, including, without limitation, the delivery of all documents required by Section 2.3.

                  (b) ACCURACY OF REPRESENTATIONS. All of Big Planet's representations and warranties in this Agreement must have been true, complete and accurate in all material respects as of the Execution Date, and must be accurate in all material respects as of the Effective Time as if made at the Effective Time.

                  (c) GOVERNMENTAL CONSENTS. All legally required consents or approvals from any Governmental Authorities shall have been obtained in form reasonably satisfactory to I-Link, including, without limitation, any necessary approvals or waivers from the Federal Communications Commission and any state regulatory authority.

                  (d) NO ACTIONS. There must not have been commenced or threatened by giving written notice to I-Link any material Action (i) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated by this Agreement, or (ii) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated hereby or adversely affecting the ability of Big Planet to perform its obligations under this Agreement.

                  (e) NO MATERIAL CHANGES. Since the Execution Date, there shall not have occurred any material adverse change in the business, properties, or assets of Big Planet.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (f) NO PROHIBITION. Neither the consummation nor the performance of any of the transactions contemplated by this Agreement will, directly or indirectly (with or without notice of lapse of time), materially contravene, or conflict with, or result in a material violation of, or cause I-Link or I-Link LLC to suffer any material adverse consequences under, (a) any Laws or Governmental Order, or (b) any Law that has been published, introduced or otherwise proposed before any Governmental Authority, or (c) any agreement I-Link or its Subsidiaries is a party to.

                  (g) COMPLETION OF DUE DILIGENCE. I-Link shall have completed their due diligence investigation of Big Planet, its related support and operating systems, and its distribution force, and the information gathered in such investigation shall be satisfactory to I-Link in its sole judgment and discretion.

                                    ARTICLE 3
                              PRE-CLOSING COVENANTS

         The Parties agree as follows with respect to the period between the Execution Date of this Agreement and the Effective Time or the earlier termination of this Agreement pursuant to Section 9.6.

         3.1 GENERAL. Each of the Parties will use its reasonable best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver of, the closing conditions set forth in Article 2).

         3.2 NOTICES, CONSENTS AND REGULATORY APPROVALS. Each of I-Link and I-Link LLC will use its reasonable best efforts to obtain any third-party consents that are required in order to consummate the transactions contemplated herein. Not more than ten (10) days after the Execution Date, I-Link, at its own expense and with prior approval of Big Planet, will give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of Governmental Authorities in connection with the transactions referred to in this Agreement. Without limiting the generality of the foregoing, each of the Parties agrees to cooperate, in good faith, with the other Parties in obtaining consents and approvals from Governmental Authorities, including, without limitation, approvals from state and federal telecommunications regulatory agencies.

         3.3 OPERATION OF BUSINESS. I-Link and I-Link LLC will not engage in any practice, take any action, or enter into any transaction out of the ordinary course of business with respect to the I-Link LLC Representatives and the distribution of I-Link Products and Services through such I-Link LLC Representatives without the prior written approval of Big Planet. Without limiting the generality of the foregoing, I-Link and I-Link LLC will not, without the prior written approval of Big Planet: (i) amend or modify the I-Link Sales Compensation Plan, the I-Link LLC Representative Agreements, related policy and procedures, or any customer agreements or terms; (ii) terminate, cause or facilitate the termination or dissatisfaction of any I-Link LLC Representatives, Existing Customers or Legacy Customers; (iii) take any action or engage in any practice which would discontinue or otherwise impair the technical specifications and/or capabilities of any of the I-Link Products or Services; (iv) take any action to alter the pricing for any of the I-Link Products and Services or I-Link Network; or (v) introduce new retail residential and/or SOHO products or pricing or carry on any discussion with I-Link LLC Representatives concerning any such new products or pricing.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         3.4 PRESERVATION OF BUSINESS. Each of the Parties shall use its reasonable best efforts to maintain its existing customers and sales representatives intact and to maintain the relations and good will with such customers and representatives. I-Link and I-Link LLC agree to perform provisioning, billing, and customer service at service levels consistent with the service levels required under this Agreement. Neither Party will misrepresent or disparage the technical specifications and/or capabilities of the other Party's products and services, the other Party, or the contractual relationship between the Parties.

         3.5 FULL ACCESS. The Parties will permit representatives of the other Party to have full access to all premises, properties, assets, personnel, books, records, contracts, and documents of or pertaining to its business or operations that are relevant to the transaction contemplated hereby in order to complete their due diligence.

         3.6 NOTICE OF DEVELOPMENTS. Each Party will give prompt written notice to the other Parties of any material adverse development causing a breach of any of its own representations and warranties in this Agreement or covenants in
Article 3 of this Agreement. No disclosure by any Party pursuant to this Section 3.6, however, shall be deemed to amend or supplement any schedule to the Agreement or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

         3.7 EXCLUSIVITY. I-Link and I-Link LLC will not (i) solicit, initiate, or encourage the submission of any proposal or offer from any person relating to the acquisition of the distribution rights to the I-Link Products and Services in the Network Marketing Channel or any acquisition of the I-Link LLC Representatives or the Existing or Legacy Customers in any form or manner, or
(ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any person to do or seek any of the foregoing. I-Link will notify Big Planet immediately in writing if any person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

                                    ARTICLE 4
                  WHOLESALE SERVICES AND DISTRIBUTION AGREEMENT

         4.1 WHOLESALE ENHANCED SERVICES/DEVICES WITHIN THE UNITED STATES. Subject to the terms and conditions of this Agreement, commencing at the Effective Time I-Link shall provide to Big Planet on a wholesale basis in the United States the Enhanced Services described on Schedule 4.1 attached hereto, at the rates and for the fees set forth in this Agreement. Big Planet shall with assistance from I-Link provide I-Link on a quarterly basis in the form set forth in Schedule 4.1 written two-year rolling forecasts of Big Planet Customers and I-Link Network usage requirements by each NPA-NXX. I-Link shall provide the amount and type of then existing Enhanced Services and Enhanced Service Devices


NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

as may be ordered by Big Planet or its Big Planet Customers and agrees to maintain sufficient capacity in its I-Link Network to handle the level and type of actual usage as required by the Big Planet Customers; provided that such requirements do not exceed Big Planet's forecasts. It is expressly understood and agreed that Big Planet shall have no requirement, and shall not be committed expressly or implicitly, to purchase any minimum amount of Enhanced Services or Enhanced Service Devices or any amount set forth in a forecast during any period this Agreement is in effect. I-Link shall provide all I-Link Products and Services in compliance with all applicable Law.

         4.2 SERVICE LEVEL COMMITMENT. The Enhanced Services to be provided by I-Link and the I-Link Network shall meet the service level requirements set forth in Section 4.14 and as set forth in the Service Level Agreement attached hereto as Schedule 4.14.

         4.3 GRANT OF EXCLUSIVE DISTRIBUTION RIGHTS.

                  (a) Exclusivity. Subject to the provisions of Section 4.4 and
         4.17 below, and to any Pre-Existing Agreement (as defined below), I-Link grants to Big Planet the world-wide exclusive right to market, distribute and sell to residential and SOHO users through the Network Marketing Channel (i) all of the Enhanced Services and Enhanced Service Devices described on Schedule 4.1, and any future upgrades, modifications, enhancements or replacements thereto, which Enhanced Services represent all of the services of any type currently marketed by I-Link LLC, and (ii) any Future Products and Services subject to the terms of Section 4.5 below. I-Link and I-Link LLC expressly agree that so long as the exclusive rights granted under this Section 4.3 have not terminated pursuant to Section 4.4 below and except as otherwise provided in Section 4.5 and Section 4.17, and excluding retail sales directly to individuals pursuant to I-Link's general solicitations via general advertising efforts, they shall not (i) sell or market, or grant any right to any other person to sell or market Enhanced Services or Enhanced Service Devices on a retail basis to any person, or their independent representatives, that market or distribute any type of products or services in the Network Marketing Channel, (ii) grant the right to market, or sell any of the Exclusive Product and Services, or sell on a wholesale basis, to any person, or their independent representatives, that markets or distributes products or services of any type through the Network Marketing Channel. The provisions of this
         Section 4.3 shall not apply to the sale by I-Link to and the resale and distribution of Enhanced Services and Enhanced Service Devices by any person with whom I-Link has entered into a written agreement for the sale and distribution of Enhanced Services and Enhanced Service Devices (other than the I-Link LLC Representative Agreements) with an effective date prior to the date of this Agreement (a "Pre-Existing Agreement"). A list of the Pre-Existing Agreements is set forth on Schedule 4.3. I-Link agrees that it shall cause terms prohibiting sales of Enhanced Services and Enhanced Services Devices into the Network Marketing Channel to be included in any renewal of any Pre-Existing Agreement, and, to the extent permitted by Law, at any time the other contracting party to any Pre-Existing Agreement requests of I-Link any modification to or assignment of the Pre-Existing Agreement to be made. I-Link

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         represents and warrants that the terms of the Pre-Existing Agreements do not exceed one year, and that I-Link will immediately move to amend all Pre-Existing Agreements and all future agency, wholesale and or reseller agreements to include a specific exclusion for participation in the Network Marketing Channel. I-Link further agrees that it shall use reasonable efforts to investigate any claim of breach of this
         Section 4.3 regarding Pre-Existing Agreements regardless of whether the allegation of breach is from Big Planet or any other person.

                  (b) Refusal of Service. If any party or affiliate, subsidiary, successor and/or assign thereto to an I-Link Pre-Existing Agreement markets, distributes, solicits, causes to be solicited, or facilitates any solicitation of any person to purchase I-Link Products or Services in contravention of the Network Marketing Channel exclusivity granted to Big Planet herein, or as more particularly described in Section 4.3
         (c) (1) and (3) (exclusive of I-Link's retail sales directly to individuals in the Network Marketing Channel pursuant to general solicitations via general advertising efforts, which shall not be deemed in contravention of Big Planet's exclusivity), then (i) I-Link shall, to the fullest extent possible under such Pre-Existing Agreement, refuse to provide its products and services pursuant to the terms of that specific Pre-Existing Agreement, which refusal shall be at the earliest date permitted by the Pre-Existing Agreement, and (ii) I-Link shall indemnify and defend Big Planet from any and all claims arising from said refusal.

                  (c) Right to Private Label. Notwithstanding the existence of the Pre-Existing Agreements, if any of the following events occur during the term of this Agreement, then Big Planet shall have the right to privately label the I-Link Products and Services and market them under a Big Planet label:

                  (1) I-Link, its agents, Subsidiaries, Affiliates, successors and or assigns provides I-Link Products and Services under the Pre-Existing Agreements in contravention of Big Planet's exclusivity within the Network Marketing Channel as provided in this Section 4.3 (exclusive of retail sales directly to individuals in the Network Marketing Channel pursuant to I-Link's general solicitations via general advertising efforts);

                  (2) I-Link, its agents, Subsidiaries, Affiliates, successors and or assigns sell directly to retail customers within the residential and SOHO market I-Link Products and Services at a retail sales price less than Big Planet's retail pricing;

                  (3) I-Link, its agents, Subsidiaries, Affiliates, successors and or assigns has renewed an existing agreement, including Pre-Existing Agreements, or executed a new agreement, and said renewal or new agreement provides for the sale of I-Link Products and Services at a retail price less than Big Planet's retail pricing; or

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (4) Big Planet loses its right of exclusivity to market,
                      distribute and sell to residential and SOHO users through the Network Marketing Channel.

                  (d) PRIVATE LABEL ENHANCEMENT. Pursuant to Section 4.3 (c), at a reasonable cost to Big Planet I-Link shall make available to Big Planet for any privately labeled Big Planet product and/or service an enhancement as mutually agreed upon by the Parties that distinguishes said product and/or service from those being marketed directly by I-Link or pursuant to its Pre-Existing Agreements or other agency agreements.

                  (e) USE OF I-LINK MARK WITH PRIVATE LABEL. In connection with any right of Big Planet to private label the I-Link Products and Services under Section 4.3(c), Big Planet shall display an I-Link mark such as "I-Link Enhanced," "Powered by I-Link," or such other identifying mark as shall be designated by I-Link in all promotion and advertising materials, and on all Enhanced Service Devices, pursuant to the requirements of Section 4.13 below.

                  (f) In the event (1), (2), or (3) as set forth in Section 4.3(c) above occur after that date which is 120 days after the Effective Time, and as a result thereof Big Planet's ability to achieve the minimum number of new Big Planet Enhanced Service Customers required to maintain exclusivity pursuant to Section 4.4(a) below is materially impeded, then the minimum number of new Big Planet Enhanced Service Customers required to maintain exclusivity under Section 4.4(a) shall be reduced by half.

         4.4 TERMINATION OF EXCLUSIVE DISTRIBUTION RIGHTS.

                  (a) ENHANCED SERVICES. Subject to the exceptions set forth in
         Section 4.4(c) below, I-Link shall have the right to terminate Big Planet's exclusive right to market, distribute and sell Enhanced Services and Enhanced Service Devices within the United States, and Big Planet's right of exclusivity provided in Section 4.17 below, if the number of Big Planet Enhanced Service Customers utilizing such Enhanced Services or Enhanced Service Devices within the United States does not meet or exceed the percentage of the targeted number of customers at the end of the designated six-month period as set forth in Schedule 4.4(a). In such event, I-Link may terminate the exclusive right to market, distribute and sell the Enhanced Services and Enhanced Service Devices by providing Big Planet with 30 days advance written notice of its election to terminate exclusivity. If the number of Big Planet Enhanced Service Customers within the United States meets or exceed the targeted number of customers at the last six-month period set forth on
         Schedule 4.4(a), then Big Planet shall maintain exclusivity for the remaining term of this Agreement. For purposes of determining the number of Big Planet Enhanced Service Customers utilizing Enhanced Services, a Big Planet Enhanced Service Customer that is paying a separate monthly recurring charge for two or more Enhanced Services shall be counted as one Big Planet Enhance Service Customer. However, if the same Big Planet Enhanced Service Customer also purchases an Enhanced Service Device, then he or she shall be counted as two Big Planet Enhanced Service Customers for purposes of determining the number of customers under this Section 4.4(a).

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (b) EXCEPTIONS TO RIGHT TO TERMINATE EXCLUSIVITY. Notwithstanding the provisions of Section 4.4(a) above, in the event that during the designated six-month periods (i) I-Link fails to provide the Enhanced Services at the service levels required hereunder,
         (ii) the I-Link Network or the Ordering and Provisioning System fails to perform in accordance with the service levels required hereunder
         (iii) the Billing System fails to operate at the service levels required or bills are not processed in accordance with the service levels required hereunder, or (iv) I-Link materially breaches any other material term, covenant, representation or warranty set forth in this Agreement, and such failure or breach is the primary cause of Big Planet's failure to achieve the targeted number of Big Planet Enhanced Service Customers for the designated six-month period, then I-Link shall not have the right to terminate exclusivity.

                  (c) NON-EXCLUSIVE DISTRIBUTION RIGHTS. If Big Planet's right to exclusivity is terminated pursuant to Section 4(a) above, then Big Planet shall (i) retain the nonexclusive right to market then existing I-Link Products and Services in the United States, (ii) its rights under this Agreement to any other market it has entered, and (iii) retain its rights to future markets as provided in Section 4.17.

                  (d) NO LIABILITY. Big Planet shall have no liability of any kind or nature to I-Link for any failure of Big Planet to meet any forecasts for any Enhanced Services or any Enhanced Service Devices. The sole consequence of any such failure shall be the termination of exclusivity as provided in this Section 4.4 and the right of first option to exclusivity for Future Products and Services to the extent provided in this Section 4.4.

         4.5 RIGHT OF FIRST OPTION FOR FUTURE PRODUCTS. With respect to any given country, territory or jurisdiction, so long as Big Planet shall retain its exclusive rights within such country, territory or jurisdiction as provided in Sections 4.3 and 4.4 above, and Section 4.17 below, I-Link hereby grants Big Planet a right of first option to exclusively market in the Network Marketing Channel within any such country, territory or jurisdiction any Future Product or Service that it releases to market. I-Link shall provide written notice of any Future Product or Service [***] days prior to making such Future Product or Service available to the market. Such notice shall contain a detailed description of the Future Product or Service and the anticipated timeline for introducing such Future Product or Service. I-Link shall make available to Big Planet such Future Product or Service for testing by Big Planet at such time as such Future Product or Service is functional and marketable. Within [***] days from the date of receipt of such functional and marketable Future Product or Service, Big Planet shall provide I-Link with a written response indicating whether it is interested in marketing and distributing such Future Product or Service. If Big Planet indicates that it is not interested in marketing such Future Product or Service, then I-Link may contract with other parties to market and distribute such Future Product or Service within the Network Marketing Channel provided such Future Product or Service is a Stand-Alone Product. If Big

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Planet indicates that it is interested in marketing such Future Product or Service, then Big Planet and I-Link shall negotiate in good faith the terms and pricing on which such Future Products and Services will be sold or provided to Big Planet for distribution through the Network Marketing Channel under this Agreement. The parties agree that, where reasonable, I-Link may require Big Planet to pay additional costs not associated with the existing Enhanced Services and may reserve the right to terminate the distribution rights with respect to a Future Product or Service that I-Link in good faith reasonably believes is not suitable for the Network Marketing Channel because of the complexity of the product if Big Planet fails to meet agreed upon criteria and conditions in the distribution of such product or service. In the event Big Planet and I-Link are unable to reach agreement within [***] days from the date the parties commence good faith negotiations, I-Link shall have the right to contract with another party to distribute the Future Product or Service in the Network Marketing Channel if (a) such Future Product or Service is a Stand-Alone Product, and (b) the terms and conditions are not more favorable than the terms last offered by Big Planet. Big Planet shall retain the non-exclusive right to distribute such product in the Network Marketing Channel. With respect to any product or service that may be offered or sold by or through I-Link or over the I-Link Network, the rights to which are not wholly-owned by I-Link or for which I-Link does not have the right to grant distribution rights, I-Link agrees to use its best efforts to obtain from the owner of such rights the right to grant Big Planet distribution rights consistent with this Agreement, so long as in doing so I-Link is not required to expend any monies or agree to any terms or conditions that would in I-Link's reasonable determination have a material adverse effect on I-Link's business. Notwithstanding the foregoing, I-Link shall keep Big Planet informed of such negotiations so that Big Planet may, in its sole discretion, cooperate with I-Link as needed to facilitate the acquisition of said rights.

         4.6 PRICING.

                  (a) INITIAL PRICING. The pricing for the Enhanced Services listed on Schedule 4.1, and all upgrades, modifications, enhancements and replacements thereof, shall consist of (i) a per minute charge and billing increment for each Single-Leg Call and each Double Leg Call to be accrued and billed in [***] increments, and [***] increments for international calls, (ii) a monthly recurring charge for each Big Planet Customer who subscribes for one of the base packages of Enhanced Services as described on Schedule 4.1, and (iii) a monthly recurring charge for any additional Enhanced Service added to the base package for a Big Planet Customer. The initial pricing for the Enhanced Services and the Enhanced Service Devices are set forth in Schedule 4.1, which initial pricing shall be modified from time to time as set forth in this Section 4.6.

                  (b) PASS THROUGH CHARGES. Unless otherwise provided for in the applicable service or product description contained in any attachment hereto, I-Link will pass through to Big Planet, and Big Planet will be responsible for the pass through charges identified on Schedule 4.6(b). Unless required by a Government Authority, except for the fees set forth in Section 4.1 and the pass through charges identified on
         Schedule 4.6(b), no additional fees, charges or expenses may be passed through or charged to Big Planet. I-Link shall provide as soon as possible, but in no event less than five (5) days prior, written notice to Big Planet of any changes to the pass through charges.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (c) ADJUSTMENT TO PER MINUTE CHARGE. Subject to the provisions of Section 4.6(d), during the term of this Agreement the per minute price to Big Planet of Single-Leg Calls and Double-Leg Calls shall be adjusted on a six-month basis to equal [***]. Big Planet's and I-Link's representatives agree to meet within 30 days after the end of each six-month period(the initial six-month period shall be deemed to end October 31, 2000) to review I-Link's Costs. The pricing of any product or service for which I-Link costs have changed since the last review shall be adjusted to equal [***] effective as of the first day of the next month.

                  (d) CAP. Notwithstanding the agreement to adjust pricing levels as set forth in Section 4.6(c) and I-Link's Costs for such service, I-Link agrees that I-Link's pricing for Double-Leg Calls shall not exceed $[***] per minute and that I-Link's pricing for Single-Leg Calls shall not exceed $[***] per minute during the term of this Agreement, unless I-Link's Costs are increased due to regulatory changes or government mandates, or limited circumstances beyond I-Link's control such as the critical failure of an underlying I-Link Network carrier requiring off-Network re-routing of I-Link traffic or similar catastrophic events; provided, however, that such limited circumstances shall not include business issues such as increases in operating costs, increases in supply costs, or the general increase of prices of underlying carriers in the industry. In the event of a catastrophic limited circumstance, I-Link shall immediately give Big Planet written notice so that Big Planet may inform its Big Planet Customers and Big Planet Representatives. Once the event has been remedied the I-link Costs shall revert back to the then existing cap. Notwithstanding the foregoing, the cap on pricing for Future Products and Services shall be negotiated with the right of first option set forth in Section 4.5. All enhanced service calls originating in a NECA areas described in Schedule 4.6(d), or originating or terminating outside the continental United States (Alaska, Hawaii, Puerto Rico or any international country) are subject to surcharges and/or rates as outlined in Schedule 4.6(d) and are subject to change upon [***] days written notice to Big Planet, which charges are not subject to the cap described.

                  (e) RECURRING CHARGES. The monthly recurring charge related to the existing Enhanced Service packages and existing Enhanced Services described in the current Schedules to this Agreement shall not be increased without the consent of Big Planet;

                  (f) RESALE RIGHTS. I-Link and Big Planet agree that throughout the duration of this Agreement Big Planet shall have the right to purchase or market the Enhanced Services and Enhanced Service Devices listed on Schedule 4.1, plus any Future Products and Services provided for hereunder, for resale to its Big Planet Customers, and in its sole discretion, Big Planet may set any retail price that it desires. During the period Big Planet uses the Billing System, Big Planet agrees to notify I-Link 60 days prior to the expected price change of their request for change in sufficient detail to allow I-Link to make such changes as required. Any changes Big Planet requests which require more than an update to the rate tables (i.e. product design, development, code modifications, testing) shall be mutually agreed to in terms of feasibility and timing of implementation of such changes along with any charges I-Link may assess in order to facilitate Big Planet's requested changes. Big Planet assumes liability for any escheat liability under state or federal law, if any, and shall indemnify I-Link from and against any such liability.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         4.7 MOST FAVORED CUSTOMER. For the term of this Agreement, I-Link agrees to treat Big Planet as its most favored customer, distributor, agent or reseller in the residential and SOHO market. If during the term of this Agreement I-Link shall enter into arrangements with any other distributor, reseller, agent or customer in any form of engagement where I-Link Products or Services are sold to a residential or SOHO end-user with similar usage volume as Big Planet and with a similar geographic concentration, and the agreement provides said distributor, reseller, agent or customer with more favorable terms, then I-Link shall provide written notice to Big Planet of the terms of such agreement or arrangement and Big Planet shall have the right to elect to have this Agreement deemed amended to provide the same pricing and other terms to Big Planet by providing written notice to I-Link and the Agreement shall be deemed to be amended effective as of the date of such notice.

         4.8 AUDIT. Big Planet shall have the right to inspect and audit the books and records of I-Link upon reasonable notice solely to confirm the accuracy of the reports and information provided to Big Planet concerning customer usage and other billing information and to confirm the I-Link Costs of the Double-Leg Calls and Single-Leg Calls in determining the pricing established under this Article 4, to confirm any other costs or expenses being charged or passed through to Big Planet and to confirm its rights under Section 4.7 with respect to agreements or arrangements with other distributors, dealers, resellers and customers.

         4.9 INFORMATION/DATA TO BE PROVIDED. I-Link shall provide or make available to Big Planet the information/data specified in Schedule 4.9 at the times and in the manner and form specified therein. In addition, I-Link shall provide Big Planet with access to all contracts with respect to I-Link's Network capacity and pricing for such capacity, unless prohibited by the terms of an existing contract, including but not limited to all pricing matrix, discount matrix and related documentation necessary for Big Planet to determine I-Link's compliance with Section 4.7 hereof. I-Link agrees to use its reasonable best efforts to obtain the consent of the other party to any existing contract which by its terms would otherwise prevent Big Planet from accessing such contract to allow such access. I-Link shall provide such other existing and available information as Big Planet may reasonably request and shall work with Big Planet to establish mutually workable timelines and delivery methods for delivering such other information.

         4.10 MARKETING. During the period of exclusivity and in such territories where Big Planet maintains the exclusive right to distribute Enhanced Services and Enhanced Service Devices, Big Planet shall use good faith efforts to market the Exclusive Products and Services and shall promote such products in all introductory information packs provided to potential or new Big Planet Representatives. Subject to Section 4.3, all marketing programs and materials prepared by Big Planet shall include the appropriate trademarks and service marks of I-Link including the phrase "I-Link Enhanced." Big Planet shall monitor and control the marketing efforts of the Big Planet Representatives at a level consistent with the efforts of Big Planet to monitor and control the marketing of other Big Planet products and services prior to the Effective Time. Big Planet shall have the right to market the Enhanced Services and Enhanced Service Devices through one or more of its Affiliates and their independent representatives.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         4.11 NETWORK OUTAGES. The Parties agree that if any event occurs including any default in payment of any supplier agreement or otherwise which is reasonably likely to cause or result in a service outage, then I-Link shall give Big Planet immediate notice of such event together with summary of the event that will result in such service outage. Big Planet shall have the right to step in and at I-Link's expense cure any default or take necessary action to prevent such service outage, including but not limited to the procurement of similar services from other suppliers necessary to obtain Enhanced Services over the I-Link Network, contacting and working with vendors and suppliers of I-Link, and shall provide I-Link the reasonable opportunity to participate if possible, and such other actions as may be necessary. In such event, I-Link shall promptly reimburse Big Planet for any payments made on behalf of I-Link and any costs or expenses incurred by Big Planet. Big Planet shall have the right to offset such amounts against any future billings for Enhance Services and Enhanced Service Devices provided pursuant to this Agreement.

         4.12 BOARD SEAT. So long as this Agreement shall remain in force, I-Link agrees that it will nominate a person designated by Big Planet to sit on the Board of Directors of I-Link unless Big Planet declines or requests not to have a Board member. I-Link shall have the right to approve the person designated to be nominated, which approval shall not be unreasonably withheld. In the event I-Link reasonably withholds its approval, it shall notify Big Planet of its objections and Big Planet shall have the right to designate a different person. I-Link shall take all reasonable action to have the person designated by Big Planet elected to serve on the Board. In the event the designated person is not elected for reasons beyond the control of I-Link, or if Big Planet declines or request not to have a Board member, then Big Planet shall have the right to have a representative attend each meeting of the Board of Directors or committee thereof, and I-Link shall provide copies of all notices, information and other material it provides to its Board members to Big Planet's representative. Upon the termination of this Agreement, I-Link shall have the right to request and obtain the immediate resignation of Big Planet's board designee.

         4.13 TRADEMARKS. I-Link hereby grants to Big Planet and its Affiliates a royalty-free, non-exclusive, non-transferable. non-sublicenseable license to use the trade names and trademarks enumerated in Schedule 4.13 ("Marks") in Big Planet's advertising and promotion of the I-Link Products and Services. Subject to Section 4.3 above, Big Planet shall use the Marks in all of Big Planet's advertising and promotion relating to the I-Link Products and Services. Big Planet acknowledges I-Link's ownership and exclusive rights in the Marks, and Big Planet's use of the Marks shall accrue to the benefit of I-Link. Big Planet shall not attempt to register the Marks or adopt, use or attempt to register any confusingly similar mark. Big Planet shall not use any trademark, word, symbol, letter or design in combination with the Marks in a manner that would create a combination mark. Big Planet shall provide, at its own expense, samples of usage of the Marks for I-Link to inspect prior to usage. I-Link may reject any sample if I-Link believes in good faith that the use will damage the recognition value or reputation for quality associated with the Marks. Big Planet shall either modify nonconforming uses within thirty (30) days of notice or immediately cease any further use of the Marks.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         4.14 PRODUCT AND SERVICE WARRANTY. I-Link warrants and covenants that the Enhanced Services shall have [***]% service availability and shall continue to perform functionally for the term of this Agreement, as described in the documentation provided in accordance with this Agreement, including the service level agreement attached as Schedule 4.14, and with I-Link's marketing literature, and I-Link's specifications; and that the I-Link Products and Services and user documentation furnished by I-Link are compatible; and that the I-Link Products and Services and the Ordering and Provisioning System and the Billing Service system shall be free of defects in design, workmanship and materials which prevent them from being used for their intended purpose. I-Link further represents and warrants that it will not discontinue any of the Enhanced Services or Enhanced Service Devices unless it shall give Big Planet at least ninety (90) days prior written notice of such discontinuation and provides a replacement product on the same terms and pricing. Big Planet shall make no representations and warranties regarding the I-Link Products and Services beyond the representations and warranties set forth in this Agreement or the schedules or exhibits hereto or additional warranties provided by I-Link at the time Big Planet orders or facilitates the order of said product or service.

         4.15 CARRIER COMMITMENT AND CAPACITY REQUIREMENTS. The Parties acknowledge that Big Planet has an agreement in place with a telecommunications carrier ("Carrier Agreement"). I-Link agrees to use good faith efforts to assist Big Planet in identifying and implementing actions that would facilitate Big Planet meeting its volume commitment under the Carrier Agreement, so long as such actions do not cause any material adverse financial impact to I-Link. So long as this Agreement shall remain in force Big Planet shall not take any actions to cause any Legacy Customer to be moved from I-Link's Carrier Information Code (CIC) without the prior written consent of I-Link. Notwithstanding the foregoing, nothing shall prohibit a Legacy Customers, on an individual basis, from being moved from I-Link's CIC in the event (i) the Legacy Customer purchases or subscribes to another I-Link Enhanced Service that includes as a feature long-distance calling, (ii) Big Planet through general solicitation or its Big Planet Representatives sells a non-competing product (as defined in 4.16 below) to a Legacy Customer that requires the Legacy Customer to be moved from I-Link's CIC; or (iii) a Legacy Customer makes a request in compliance with applicable Law that he or she be moved from the I-Link CIC.

         4.16 NON-COMPETE. Big Planet agrees that during the period it has exclusivity for Enhanced Services and Enhanced Service Devices under Section 4.3 above, it shall not market or distribute in any territory where it has exclusivity and in which the I-Link Product and Services are available any products of other suppliers that are substantially similar to the Exclusive Products and Services. Big Planet products listed on Schedule 4.16 shall be deemed non-competing products, including any and all upgrades, modifications, enhancements and replacements thereof.

         4.17 Wholesale Services Outside the United States.

         (a) I-Link shall have no obligation to provide Enhanced Services and Enhanced Service Devices on a wholesale basis to Big Planet under this Agreement in territories outside of the United States unless and until it has established the necessary telecommunications network to provide such services and products either itself or through one or more third parties in such territory. I-Link agrees to keep Big Planet generally informed with respect to developments in the

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

expansion and build-out of the I-Link Network, including licensing arrangements with third parties. I-Link also agrees that if Big Planet elects to build out network capabilities either individually or jointly with a third party for purposes of providing Enhance Services and Enhanced Service Devices in the Network Marketing Channel, I-Link will cooperate with Big Planet in such build-out and will negotiate in good faith the license of any necessary technology; provided, however, that I-Link shall not be required to so cooperate or negotiate if in its reasonable discretion I-Link deems that working with any such third party would materially adversely affect I-Link's business.

         (b) At such time that I-Link first undertakes to establish a telecommunications network in a country other than the United States, I-Link shall give Big Planet written notice. The written notice shall identify the territory, jurisdiction or country in which such network has been or is being established, the I-Link Products and Services that will be available in such market, and the estimated date that such products and services will be available for distribution. The notice shall be delivered at least six months prior to activating such service or introducing such product. Within 60 days of receipt of such notice, the Parties shall commence negotiations in good faith to establish the pricing to Big Planet of such I-Link Products and Services and the forecasts of the number of Big Planet Customers that Big Planet will need to achieve in order to maintain exclusivity in such market in the Network Marketing Channel. The pricing to Big Planet shall be no less favorable than that offered to other similarly situated customers of I-Link consistent with the provisions of Section 4.7 of this Agreement. The Parties hereby agree that in negotiating the pricing for the Enhanced Services and Enhanced Services in territories outside of the United States, that the following shall be considered: the retail price of the I-Link Products and Services to the end-user must be competitive as to pricing and service levels within the market for comparable telecommunication products and services; Big Planet's desire that the wholesale pricing of the I-Link Products and Services to Big Planet should provide a sufficient margin to allow Big Planet to pay commissions to Big Planet Representatives on 100% of the sales price to end users; variations in I-Link's cost structure and network build out in a specific country as compared to the United States; and a pricing structure that would allow both I-Link and Big Planet to achieve reasonable profit margins. If the Parties are able to reach an agreement as to the pricing and required customer levels to maintain exclusivity, the Parties shall execute an addendum to this Agreement to set forth such terms. The provisions of this
Section 4.17 shall remain intact notwithstanding the loss of exclusivity by Big Planet in the United States pursuant to Section 4.4 above.

         (c) If the parties are unable to reach an agreement with respect to pricing and the number of customers required to maintain exclusivity prior to the later of (i) six months after Big Planet receives the written notice specified in Section 4.17 above, and (ii) the date that the I-Link commences providing the I-Link Products and Services in such market, then Big Planet shall have a non-exclusive right to market the I-Link Products and Services in the Network Marketing Channel in such market, and I-Link shall be able to contract with one or more other persons to distribute I-Link Products and Services in the Network Marketing Channel in such territory, jurisdiction or country on a non-exclusive basis, provided that the terms and conditions thereof shall not be more favorable than the terms last offered by Big Planet or pursuant to which such I-Link Products and Services are sold to Big Planet on a non-exclusive basis in such market.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         4.18 INSURANCE. I-Link and Big Planet shall maintain insurance coverage with a carrier rated A or better by the Best Key Rating Guide and list the other as an additional insured on the policy. Policies shall include statutory workers' compensation, employer's liability, comprehensive automobile liability with a combined single limit of $1,000,000 for each occurrence for bodily injury and property damage liability, and comprehensive commercial general liability in an amount not less than $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate. The Parties shall immediately notify each other upon receipt of notice of cancellation of any policy.

                                    ARTICLE 5
                     ORDERING, CUSTOMER SERVICES AND BILLING

         5.1 ORDERING SERVICES. At no additional charge to Big Planet, I-Link shall provide and maintain the ordering and provisioning software system necessary to allow Big Planet Representatives and Big Planet Customers to sign up and order I-Link Products and Services (the "Order and Provisioning System"). The Parties agree that the Ordering and Provisioning System shall be a web-based order processing system located on I-Link's premises that is acceptable to Big Planet and branded as "Big Planet." Big Planet shall provide at its expense the web server(s) and data connections necessary to support the Order and Provisioning System. The specifications and performance service level requirements for the Order and Provisioning System and the required interface to Big Planet's systems and web page product as described below are set forth in the Service Level Agreement attached as Schedule 5.1. The Order and Provisioning System shall be web accessible from Big Planet's Dynamic Web Page product as a hotlink to I-Link's ordering/provisioning website. I-Link and Big Planet shall jointly develop and build an interface for the Order and Provisioning System and each Party shall be responsible for its own costs in the development, build-out and maintenance of such interface. Any additional modifications to the Order and Provisioning System beyond the existing functionality of the System (as specified in Schedule 5.1) that may be requested by Big Planet will be evaluated by I-Link, and the cost of any such modification will be estimated and provided to Big Planet. Big Planet will bear the cost of developing and implementing any such modifications or enhancements. The Order and Provisioning System of I-Link and Big Planet will be linked by a specific uniform resource locator that is approved by Big Planet prior to use and that is exclusively dedicated to the Order and Provisioning System ("Order URL"). All Big Planet Customers shall remain exclusively within this Order URL while transacting business on the Order and Provisioning System and at no time shall any banners or links be inserted into or maintained as part of the Order and Provisioning System that directs a Big Planet Customer or Big Planet Representative elsewhere. The Parties agree that web entered orders from Big Planet Customers will go directly to I-Link's Order and Provisioning System. In the event that Big Planet elects to accept telephone and paper orders, those orders shall be entered into an order entry system directly by Big Planet and Big Planet shall be responsible for placing such orders into the Order and Provisioning System. In the event Big Planet offers Presubscribed Services utilizing the I-Link Network, Big Planet shall bear the cost associated with any required third-party verification procedures and provisioning.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         5.2 CUSTOMER SERVICE, BILLING AND COLLECTIONS. Big Planet acknowledges and agrees that from and after the Effective Time that it shall be responsible for providing at its cost all billing, collections, and other customer service to its Big Planet Enhanced Service Customers with respect to the I-Link Products and Services provided by I-Link hereunder. This Section 5.2 shall in no way relieve I-Link from providing any customer service and technical support obligations that it is required to perform for Big Planet under the terms of this Agreement including those set forth in Article 10. Notwithstanding the foregoing, Big Planet may contract with I-Link to provide billing services and other services and personnel for the first twelve months following the Effective Time as more fully described in Article 8.

         5.3 WARRANTY FOR TANGIBLE PRODUCTS. With respect to warranties on Future Products and Services that are tangible products manufactured by I-Link, I-Link shall remain responsible at its cost for performing any and all warranty work and providing replacement products for defective tangible products during the warranty period in accordance with the warranty provisions to be negotiated in accordance with Section 4.5. With respect to tangible I-Link Products and Services manufactured by third parties, I-Link shall pass through to Big Planet and the end users of its tangible I-Link Products and Services all warranties provided to I-Link by the manufacturers of such tangible Products. I-Link shall use its good faith and reasonable best efforts to negotiate favorable warranty terms with its third party manufacturers that are consistent with industry standards. This Section 5.3 shall not relieve I-Link from providing any customer service and technical support obligations that it is required to perform for Big Planet under the terms of this Agreement including those set forth in Article 10.

                                    ARTICLE 6
                 ASSIGNMENT OF SALES FORCE AND RELATED BUSINESS

         6.1 TRANSFER OF I-LINK LLC REPRESENTATIVES.

                  (a) TRANSFER. At the Effective Time, I-Link and I-Link LLC shall assign and transfer to Big Planet their entire right, title and legal and equitable interests in the I-Link LLC Representative Agreements and all associated documentation, including all rights to the names and other personal information related thereto. A list of the I-Link LLC Representative Agreements are attached hereto as Schedule 6.1(a). By this irrevocable assignment, I-Link and I-Link LLC renounce and waive any and all rights they may have in the I-Link LLC Representative Agreements and the I-Link LLC Representatives, or to receive any compensation whatsoever by reason of any use of the I-Link LLC Representatives or any element thereof by Big Planet. I-Link and I-Link LLC agree that they will not use or release the names of such I-Link LLC Representatives or other personal information related thereto to any other person or otherwise use such information.

                  (b) INFORMATION. I-Link and I-Link LLC further agree that, on reasonable request and without further consideration, they shall provide any and all existing information, hard copies of the agreements, data and business information, financial data, representative lists, and similar information of I-Link and I-Link LLC to Big Planet regarding the I-Link LLC Representatives and I-Link LLC Representative Agreements, and generally do everything reasonably necessary to aid Big Planet with this assignment and transfer.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (c) TRANSITION. At the Effective Time, Big Planet shall assume control of the I-Link LLC Representatives and they shall be treated as Big Planet Representatives. I-Link and I-Link LLC shall be liable for any and all claims of I-Link LLC Representatives relating to any matter occurring or accruing prior to the Effective Time. During the first twelve months following the Effective Time, Big Planet agrees that all I-Link LLC Representatives shall be transitioned to the Big Planet Sales Compensation Plan in accordance with the terms and timetable set forth in Schedule 6.1(c). Except as set forth in this Section 6.1(c), Big Planet shall have no obligation to make any changes to its Big Planet Sales Compensation Plan or offer any other exceptions or inducements to retain the I-Link LLC Representatives. In no event shall either Party have any liability to the other with respect to any loss or decline in the number of I-Link LCC Representatives marketing I-Link Products and Services, as a result of any I-Link LLC Representative electing not to transition to Big Planet as a result of the Assignment of this Agreement, or Big Planet's actions in integrating such I-Link LLC Representatives.

                  (d) COMMISSIONS. I-Link shall be solely responsible for paying all commissions that relate to sales and usage of I-Link Products and Services prior to the Effective Time or any other fees or commissions that result from actions that occur prior to the Effective Time or that are anything other than the standard commissions on sales of product and services as described in the I-Link Sales Compensation Plan. Big Planet shall be responsible for paying all commissions on sales of I-Link Products and Services marketed and distributed by Big Planet following the Effective Time.

         6.2 TRANSITION OF CUSTOMER BASE.

                  (a) ASSIGNMENT OF CUSTOMERS. At the Effective Time, I-Link shall assign and transfer to Big Planet all its right, title and interest in the Existing Customers, which are more particularly described on attached Schedule 6.2(a). I-Link shall update Schedule 6.2(a) as of the Effective Time. By this irrevocable assignment, I-Link renounces and waives any and all rights it may have in the Existing Customers, except as otherwise provided herein. As of the Effective Time, Big Planet shall receive any and all gross revenues from the Existing Customers. I-Link further agrees that, on reasonable request and without further consideration, I-Link shall provide any and all existing information, hard copies of any contracts, data and business information, financial data, and similar existing information of I-Link to Big Planet regarding the Existing Customers, and generally do

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         everything reasonably necessary to aid Big Planet with this assignment and transfer. In the event of the termination of this Agreement for any reason during the first year following the Effective Time, I-Link shall have the right, at its sole cost and expense, to reacquire all right, title and interest in the Existing Customers with respect to I-Link Products and Services, but not the product and services of Big Planet. Any such reacquisition must be done in accordance with all applicable laws. I-Link shall have the right to contact and notify the Existing Customers of such reversion, and Big Planet shall provide I-Link with reasonable assistance in effecting such reversion. In the event of any such election, I-Link shall be required to pay and reimburse Big Planet on a monthly basis for all commissions payable by Big Planet to its Big Planet Representatives with respect to such customers until Big Planet is no longer obligated to pay commission on sales to the Existing Customers. Big Planet shall have no obligation to modify its Big Planet Sales Compensation Plan to eliminate the commission payable on sales to the Existing Customers. Big Planet shall invoice I-Link on a monthly basis for the amount of such commissions and I-Link shall pay the invoice within thirty days. I-Link acknowledges and agrees that upon termination of this Agreement under any other circumstance all right, title and interest in the Existing Customers shall remain with Big Planet. I-Link and I-Link LLC shall cooperate with Big Planet to migrate Existing Customers to another provider if so directed by Big Planet subject to any applicable regulatory requirements. I-Link further acknowledges that it is providing Big Planet with information concerning its Legacy Customers so as to enable Big Planet to market its other products and services to those customers.

         6.3 ASSIGNMENT OF ACCOUNTS RECEIVABLES.

                  (a) ASSIGNMENT. At the Effective Time, I-Link agrees to assign and transfer to Big Planet all its right, title and interest in the Accounts Receivable. At the Effective Time, I-Link shall provide Big Planet with a complete accounts receivable aging schedule of the billed Accounts Receivable and applicable bad debt reserves as of January 31, 2000 (the "Cutoff Date"). Upon receipt of such schedule, Big Planet shall have ten days to review such schedule and shall be given access to I-Link's books and records if it desires to confirm the accuracy of such schedule. Within twenty (20) days of the Effective Time, I-Link shall process a final I-Link billing with respect to the sale and usage of, and payments received from, the I-Link Products and Services from the Cutoff Date to the Effective Time, and shall provide a report of this final I-Link billing statement to Big Planet.

                  (b) PAYMENT. In consideration for the assignment of such Accounts Receivable, Big Planet hereby agrees to pay to I-Link by wire transfer (i) at the Effective Time an amount equal to the sum of (a) [***]% of the Accounts Receivable as reflected on the Cutoff Date that have been outstanding for less than [***] days as of the Effective Time, plus (b) [***]% of the Accounts Receivables as reflected on the Cutoff Date that have been outstanding between thirty and sixty days as of the Effective Time. Big Planet shall make no payment with respect to any Accounts Receivables that are outstanding for more [***] days, and
         (ii) within five (5) days of Big Planet's receipt of the report of final I-Link billing statement an amount equal to [***]% of the Accounts Receivable billed after the Cutoff Date for services and products sold and used up to the Effective Time, less any payments received after the Cutoff Date and up to the Effective Time.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (c) COLLECTION. From and after the Effective Time, Big Planet shall assume responsibility for collecting the Accounts Receivables and shall be entitled to receive any and all proceeds from the Accounts Receivables. I-Link further agrees that, on reasonable request and without further consideration, I-Link shall provide any and all existing information, hard copies of any contracts, data and business information, financial data, and similar information of I-Link to Big Planet regarding the Accounts Receivables, and generally do everything reasonably necessary to aid Big Planet with this assignment and transfer. If I-Link receives any payments of the Accounts Receivable after the Effective Time, it shall promptly forward to Big Planet all such payments with sufficient information for Big Planet to identify the Account Receivable associated with such payment.

                  (d) INITIAL TRUE-UP. Within 20 days of the end of each of the first two calendar months following the month following the Effective Time (April 20 and May 20), Big Planet shall provide I-Link with a schedule indicating which of the Accounts Receivables have been collected and the total sum collected with respect to such Accounts Receivables (less any finance charges or other fees or charges that were not included on the balances of the Accounts Receivables used to determine the initial payment) as of the end of such calendar month (the "Collected Amount"). If the Collected Amount exceeds the amount of the Initial Payment plus any additional monthly payments paid pursuant to this Section 6.3(d) (the "Total Payments"), then Big Planet shall within 15 days thereafter pay to I-Link a sum equal to the difference between (a) the Collected Amount and (b) the sum of the Total Payments.

                  (e) FINAL TRUE-UP. Within 20 days of the end of the fourth calendar month following the Effective Time (June 20), Big Planet shall provide I-Link with a final schedule indicating which of the Accounts Receivable have been collected and the Collected Amount through the end of the fourth calendar month. If the Collected Amount is less than the Initial Payment, I-Link shall within 15 days pay to Big Planet a sum equal to the difference between (a) [***], and (b) [***]. If the Collected Amount exceeds the amount of the Total Payments, then Big Planet shall within 15 days thereafter pay to I-Link a sum equal to the difference between (a) the Collected Amount and (b) the sum of the Total Payment. Big Planet shall be entitled to keep all sums collected on the Accounts Receivables after the end of the fourth calendar month from the Effective Time without any further payment to I-Link; provided, however, I-Link shall have the right to require Big Planet to assign back to I-Link all Accounts Receivable that have not been collected as of the end of the fourth calendar month for no additional consideration.

         6.4  LEGACY CUSTOMERS.

                  (a) NO TRANSFER. None of the Legacy Customers shall be transferred to Big Planet at the Effective Time. All of these Legacy Customers shall remain customers of I-Link and Big Planet shall provide customer services to these Legacy Customers at a level consistent with services provided to Big Planet Enhanced Service Customers. At anytime following the Effective Time, Big Planet shall have the right to request I-Link to transfer the Legacy Customers to Big Planet, subject to the provisions of Section 4.15. In the event of such a request, I-Link shall cooperate in effecting such transfer including obtaining any regulatory approvals. Each Party shall be responsible for its own costs in connection with any transfers of such Legacy Customers.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (b) REPRESENTATIONS AND WARRANTIES. I-Link represents and warrants that as of October 1999, approximately [***]% of its total Presubscribed Services traffic is carried on the Sprint network. I-Link further represents and warrants that it has notified I-Link LLC Representatives that the commission value to I-Link LLC Representatives on Legacy Customer contracts under the Sprint Plus One plan will be less than or equal to [***]% of retail sales price.

                  (c) COMMISSION DISTRIBUTION. I- Link agrees that it shall pay Big Planet (by way of direct payment or offset, at I-Link's discretion) [***]% of the gross per minute revenue generated from the sale of all non-I-Link Network Presubscribed Services traffic, and [***]% of the monthly recurring charge from the Cascade product (identified on Schedule 4.1). I-Link also agrees to pay Big Planet [***]% of the gross per minute revenue generated from the balance of the Legacy business originating or terminating on the I-Link Network, and [***]% of the monthly recurring charge generated from the balance of the Presubscribed Services customers. A list of Legacy Customers is set forth in Schedule 6.4 (which schedule shall be provided within 48 hours of the Execution Date). The obligations shall continue until all Legacy Customers have ceased receiving services under such plans. I-Link shall provide Big Planet with complete and timely information sufficient to direct the appropriate payments to the appropriate former I-Link LLC Representative.

         6.5 CUSTOMER SERVICE SPACE. For a period of six months commencing at the Effective Time and ending on the six-month anniversary of the Effective Time, I-Link shall provide Big Planet with work space on its premises that is adequate for Big Planet to provide customer support functions for the Big Planet Enhanced Service Customers as long as space requirements do not exceed I-Link's current space requirements on existing leases. Big Planet agrees to provide telephones, headsets, workstations, installation and associated software licenses required for normal customer care. Big Planet will prepare a customer care headcount forecast and agrees to hire and manage such customer care representatives during the 6 month transition period. Big Planet shall Pay I-Link a monthly amount for this customer care related space allocation based on the square footage leased equal to [***] per square foot, plus a corresponding pro rata share of the utilities associated with such space. Big Planet's employees, agents and subcontractors working on I-Link premises during the training/transition periods shall fully comply with I-Link's security, access and safety requirements for the protection of I-Link's facilities and employees while on I-Link's premises.

         6.6 CUSTOMER SUPPORT PERSONNEL. I-Link shall provide all necessary instruction and training to enable Big Planet to supply Customer Support for the I-Link Products and Services, including but not limited to all Customer Support training manuals and materials. Such training is described on attached Schedule
6.6 and shall be provided at cost plus [***]% to Big Planet, and Big Planet shall reimburse I-Link for all out-of-pocket expenses such as costs for

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

reasonable travel, manuals and materials. In addition, Big Planet may contract with I-Link to use personnel of I-Link to provide its customer support functions. Such personnel costs shall be calculated as that percentage of I-Link's total fully-burdened (customary employee benefits and taxes) customer support personnel costs that equals the percentage of I-Link's total customers/users that Big Planet Customers represent, plus [***]%; or, in the event Big Planet opts to specify to I-Link a definitive number of I-Link personnel who would be dedicated to handling Big Planet customer support functions, such full-burdened personnel costs shall be calculated as the actual cost for such dedicated personnel, plus [***]%.

         6.7 NOTICES OF INVESTIGATION

                  (a) I-Link and I-Link LLC agree that during the term of this Agreement it will notify Big Planet within three business days of I-Link or I-Link LLC (i) becoming aware of any investigation of I-Link's sales or marketing activities prior to the Effective Time by any Governmental Authority; or (ii) becoming subject to any Governmental Order, or being approached as to a settlement relating to its conduct of business with respect to the I-Link LLC Representatives.

                  (b) I-Link and I-Link LLC agree that during the term of this Agreement it will notify Big Planet within three business days of either of them becoming aware of any notice by any Governmental Authority that its products and/or services do not comply with any Law.

                  (c) Big Planet agrees that during the term of this Agreement it will notify I-Link within three business days of Big Planet (i) becoming aware of any investigation of Big Planet's sales or marketing activities of Enhanced Services following the Effective Time by any Governmental Authority; or (ii) becoming subject to any Governmental Order, or being approached as to a settlement relating to its conduct of business with respect to the Big Planet Representatives in connection with the Enhanced Services, that in either case could reasonably be expected to have a material adverse affect on its ability to perform its obligations hereunder and relating to the I-Link Products and Services.

                  (d) Big Planet agrees that during the term of this Agreement it will notify I-Link within three business days of Big Planet becoming aware of any notice by any Governmental Authority that its sales or marketing activities do not comply with any Law to the extent it could be reasonably expected that such alleged violation would have a material adverse affect on its ability to perform its obligations hereunder and relating to the I-Link Products and Services.

         6.8 TRANSITION COSTS. Unless otherwise provided herein, each of the Parties shall be responsible for their costs incurred prior to the Effective Time, including but not limited to training of employees, hiring, marketing materials, and costs of communications to Existing and Legacy Customers.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         6.9 NON-SOLICITATION. Each of I-Link and I-Link LLC agree that neither they nor any of their Subsidiaries or Affiliates, nor any of their respective directors, officers, or employees shall directly, or indirectly by causing, assisting or encouraging another party to do so, for their own account or the account of any other person with which they shall become associated in any capacity, or in which they shall have any ownership interest, (a) solicit or cause to be solicited or facilitate any solicitation of any I-Link LLC Representative or any existing or future Big Planet Representative to become a distributor, representative or customer of I-Link, I-Link LLC or any other party, (b) except as otherwise provided in this Agreement, solicit or cause to be solicited or facilitate any solicitation of any Existing Customer, Legacy Customer or any current or future Big Planet Customer to become a customer of I-Link, I-Link LLC or any other party, or (c) provide any information concerning such I-Link LLC Representatives, Big Planet Representatives, or Big Planet Customers, including but not limited to the terms of any agreements between I-Link and such customers, to any other person; provided, however, that the foregoing (i) shall apply only so long as such I-Link LLC Representative or Big Planet Representative shall remain an independent representative of Big Planet, and only so long as such Existing Customer, Legacy Customer, or Big Planet Customer shall remain a customer of Big Planet, and (ii) shall not prohibit I-Link or its Subsidiaries, Affiliates, agents, representatives or distributors from performing general solicitations not targeting Big Planet employees, representatives or customers via general advertisements and contracting with or selling to any person who may respond to such general advertising. All information concerning Big Planet Customers and Big Planet Representatives shall be considered confidential. Big Planet agrees that neither it nor any of its Subsidiaries or Affiliates, nor any of their respective directors, officers, or employees shall directly, or indirectly by causing, assisting or encouraging another party to do so, for their own account or the account of any other person with which they shall become associated in any capacity, or in which they shall have any ownership interest, solicit or cause to be solicited or facilitate any solicitation of any I-Link or I-Link LLC employee (except I-Link customer support/service personnel) to become an employee of Big Planet or any of its Subsidiaries or Affiliates; provided, however, the foregoing shall not prohibit Big Planet or its Subsidiaries or Affiliates from performing general solicitations not targeting I-Link employees via general advertisements and hiring any employee who may respond to such general advertising, or from hiring any employee who may utilize the services of an employment agency that has not been retained or a search instigated by Big Planet. The obligations of the Parties under this Section shall survive for a period of two (2) years after termination of this Agreement.

                                    ARTICLE 7
                                     PAYMENT

         7.1 PAYMENT. Unless otherwise expressly provided in this Agreement, I-Link shall invoice Big Planet for those I-Link Products and Services provided pursuant to this Agreement, and all other amounts payable under this Agreement in accordance with the prices established pursuant to this Agreement. Except as provided herein, Big Planet shall pay I-Link by wire transfer the amount due and payable within thirty (30) days from the invoice date (the "Due Date"). Payment of the invoice shall not constitute final acceptance of the products and/or services. All properly invoiced amounts not paid within thirty (30) days of the Due Date shall be subject to an interest charge at the rate of one percent (1.0%) of the late payment per month.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (a) Big Planet shall notify I-Link in writing within sixty
         (60) days of the Due Date of any contested or disputed amount concerning charges as they appear on the I-Link invoice. Written notification must include a description of any credit that Big Planet reasonably believes itself entitled, and I-Link and Big Planet shall promptly address and attempt to resolve the claim within thirty (30) days of the date of Big Planet's written notice. If I-Link and Big Planet are unable to resolve any such claim, the matter may be submitted to arbitration pursuant to the terms described in Section 8.4
         (d).

                  (b) Regardless of whether the Parties resolve the dispute between themselves or by arbitration, the following shall apply to the disputed funds. In the event the disputed invoice is resolved in favor of I-Link, then I-Link shall retain the monies paid pursuant to the disputed invoice. If, during the resolution of the matter it is determined that Big Planet owes I-Link additional funds, then Big Planet shall pay I-Link said amount plus interest from the Due Date at the rate of one percent (1.0%) per month on the amount due and payable within ten (10) days of resolution. In the event that the dispute is resolved in favor of Big Planet, then I-Link shall either refund or credit to Big Planet said amount plus interest from the Due Date at the rate of one percent (1.0%) per month on the amount due and payable. If, at the election I-Link, said amount plus interest is to be credited against a future invoice, then it shall be credited by I-Link as described in Section 7.2. If, at the election I-Link, said amount plus interest is to be refunded, then I-Link shall pay Big Planet said amount plus interest from the Due Date at the rate of one percent (1.0%) per month on the amount due and payable within ten (10) days of resolution.

         7.2 CREDITS. Any credits due Big Planet as determined in section 7.1 shall be applied by I-Link against its next invoice with the appropriate information shown thereon or attached. Any credits due Big Planet that are not applied against I-Link's next invoice shall be paid to Big Planet by I-Link within thirty (30) days after written request from Big Planet. If Big Planet has not received such credits within thirty (30) days of the date of the request, then Big Planet may deduct such credits from any other amounts owed to I-Link. In the event (i) there occurs a failure or problem in the software/hardware system (as opposed to the Network) underlying Enhanced Services that results in an outage of Enhanced Services service to a Big Planet Customer in excess of
10.8 hours in any given billing period (exclusive of Network outages occasioned by underlying carriers or providers of Network components to I-Link) (an "Enhanced Services Outage"), (ii) as a result of such Enhanced Services Outage Big Planet is required by its own currently existing terms and conditions to its customers to offer a credit to such customer, and (iii) Big Planet shall give I-Link prior notice of such credit, then I-Link shall be responsible for the portion of such credit as shall equal the percentage I-Link's wholesale price to Big Planet is of Big Planet's retail price to the customer. Any such credit responsibility shall be deducted from any monthly service fees invoiced to Big Planet during which the Enhanced Services Outage occurred, unless disputed by I-Link, in which case the dispute shall be handled pursuant to the provisions of
Section 7.1 above.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         7.3 LEGACY PAYMENTS. I-Link shall deduct amounts payable to Big Planet for commissions on the business from Legacy Customers as described in Section 6.4(c) from amounts billed to Big Planet for other business as described in the pass through charges in Section 4.5(b). In the event I-Link fails to make any payments for such commissions or deduct such amounts, Big Planet shall have the right to offset such amounts against amounts owing to I-Link. If I-Link deducts an amount for amounts billed to Big Planet for other business, it shall clearly identify the amount of the deduction.

                                    ARTICLE 8
                                 BILLING SERVICE

         8.1 BILLING AND ACCOUNTS RECEIVABLE SERVICES. For a period of 12 months following the Effective Time, unless otherwise agreed upon by the Parties, I-Link shall provide billing services ("Billings Service") for Big Planet Enhanced Service Customers according to the standards, terms and conditions, and service levels set forth on Schedule 8.1. Said customer billings shall be branded as Big Planet and shall include appropriate I-Link carrier designation (provided that the Parties acknowledge printing change requirement of up to eight weeks for bill image development and setup). As compensation for providing these Billing Services, Big Planet shall reimburse I-Link [***] per customer bill. Any decrease or increase in actual costs after the Effective Time shall be passed on to Big Planet. Big Planet shall be responsible for any additional one-time or recurring costs for inserts, format changes and modifications, including but not limited to logo imaging, bill stock runs and other related bill customization. In addition to out-of-pocket costs, Big Planet shall reimburse I-Link for personnel costs. Upon transfer of the billing function to Big Planet, I-Link agrees to use its best efforts to assist Big Planet in the transfer of the data and information related to the Billing Service to either Big Planet or a third party as may be necessary for the orderly, non-disrupted business continuation of each party. In the event Big Planet shall desire I-Link to assist in collection efforts and activities, Big Planet shall reimburse I-Link for its costs in performing such services. These costs shall include, but not be limited to, personnel costs, external collection agency fees (one-time and recurring), fulfillment costs for collection letters, postage, customer cancellation notification, and collection data base maintenance costs. Personnel costs shall be calculated as that percentage of I-Link's total, fully-burdened (customary employee benefits and taxes) personnel costs (for each of the separate billing and collection functions) that equals the percentage of I-Link's total customers/users that Big Planet Customers represent, plus 10%. For an initial period of six months I-Link shall provide Big Planet accounts receivable accounting and processing services, including but not limited to processing of payments, adjustments, invoices, late and/or finance charges, reactivation fees, aging, bad debt analysis, and other related activities necessary for customer account balance management. I-Link shall provide Big Planet a monthly reconciliation of account balances. For these services Big Planet shall pay to I-Link the sum of [***] per month. At the end of the initial six-month period, the parties shall be free to negotiate any continuance of the accounts receivable services. Big Planet acknowledges that I-Link does not offer any warranties or guarantees as to the performance of its accounts receivable system, and that Big Planet's sole remedy under this Agreement in the event of any problems experienced with the accounts receivable services shall be the recovery of actual monetary damages limited to the aggregate amount paid by Big Planet in the monthly accounts receivable services fee. In the event of errors or imbalances, I-Link shall use its best efforts to rectify such issues in a timely manner. Any modifications or enhancements to the accounts receivable system beyond the existing functionality of the system that may be requested by Big Planet will be evaluated by I-Link, and the cost of any such modification will be estimated and provided to Big Planet. Big Planet will bear the cost of developing and implementing any such modifications or enhancements.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         8.2 TAX COMPLIANCE.

                  (a) All charges are exclusive of federal, state, local, and foreign sales, use, excise, utility, gross receipts, value added taxes
         (VAT), other similar tax-like charges and tax-related surcharges as provided in I-Link's F.C.C. and state tariffs, and other similar tax-like charges levied by any duly constituted authority.

                  (b) Big Planet shall provide I-Link with all duly authorized exemption certificates in all jurisdictions in which they sell I-Link Products and Services. Upon receipt of these certificates, I-Link agrees to exempt Big Planet from such taxes if and as provided by applicable law, effective on the date the exemption certificate is received by I-Link. Big Planet agrees to indemnify I-Link from and against any liability arising from any taxing jurisdictions.

                  (c) Taxes based on I-Link's net income shall be the sole responsibility of I-Link; provided that, if Big Planet is required by the laws of any foreign tax jurisdiction to withhold income or profits taxes from any payment, Big Planet shall, within 90 days of the date of such withholding, provide to I-Link official tax certificates documenting remittance of such taxes to the relevant tax authorities. Such tax certificates shall be in a form sufficient under the U.S. Internal Revenue Code to document the qualification of such income or profits tax for the foreign tax credit allowable against I-Link's U.S. corporation income tax, and shall be accompanied by an English translation. Upon receipt of such certificates, I-Link will issue Big Planet a billing credit for the amounts represented thereby.

                  (d) Big Planet will assume responsibility for city, state, federal and regulatory tax payments that are required as a result of sales of the Enhanced Services and Enhanced Service Devices to Big Planet Enhanced Services Customers (the "Taxes"). Big Planet shall review I-Link's system and assumptions for billing such taxes to end-users by Big Planet and shall agree to indemnify and hold harmless I-Link in regard to the Taxes. I-Link shall agree to maintain taxing systems as required to be current with the tables provided by Vertex. I-Link will process tax bills to end-users in conjunction with the billing activities described in this Agreement. Big Planet shall be responsible for all required tax compliance/reporting and remittance of the Taxes owed to various taxing jurisdictions, including notification of tax changes to end-users, as well as the expense to I-Link of any additional software licensing from Vertex required to achieve such compliance. During the period I-Link maintains ownership of the Legacy Customers, Big Planet shall pay I-Link the sum of [***] per month to reimburse I-Link for tax compliance with respect to the Legacy Customers.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         8.3 LICENSE OF BILLING SOFTWARE. At such time as Big Planet shall take over the billing function, upon ninety (90) days written notice, Big Planet shall have the right to obtain from I-Link a non-exclusive, non-transferable, perpetual license to use I-Link's current billing software solely for use with products and services sold through the Big Planet Representative sales force. As consideration for such license, Big Planet shall pay to I-Link a one-time, fully paid-up license fee of [***] ninety (90) days from the date of the written notice to license the current billing software. Payment of the license fee shall grant Big Planet a perpetual license to use the software until discontinued by Big Planet. I-Link shall also deliver to Big Planet with the software detailed documentation, including but not limited to, a user's manual, systems manual, operating manual, programming manual, modification manual and source code. Such license shall be evidenced by a license agreement mutually agreeable to the Parties containing terms standard to the industry. Big Planet shall pay to I-Link an annual maintenance and upgrade fee equal to [***], payable each anniversary thereafter so long as the software license agreement shall remain in force.

         8.4 ESCROW OF SOURCE CODE

                  (a) DEPOSIT. Within fifteen (15) days from the Effective Time, I-Link shall deposit a copy of the current version of the source code and relevant documentation ("Source Code") for the Billing Software and Order System in escrow with an escrow agent reasonably acceptable to both parties ("Escrow Agent"). Escrow Agent shall be required by a separate agreement to contact I-Link at least annually to notify I-Link of its continuing obligation to update the escrow as required herein. This Escrow shall cease to exist (i) in the event Big Planet ceases to use the Billing Software or Order System, or (ii) upon the termination of this Agreement for any reason other than termination by Big Planet for cause under Section 9.2(a).

                  (b) WARRANTY OF I-LINK TO BIG PLANET. I-Link warrants to Big Planet that (i) the material deposited with the Escrow Agent shall constitute the source code and all existing documentation for the Billing Software and the Order System; (ii) the Source Code delivered to the Escrow Agent will be in a form suitable for reproduction by computer and/or photocopy equipment, and consists of a full source language statement of the program or programs comprising the Billing Software and the Order System and program maintenance documentation, including existing flow charts, schematics, and annotations which comprise available pre-coding detailed design specifications, and all other material necessary to allow a reasonably skilled third-party programmer or analyst to maintain or enhance the Billing Software and Order System without the help of any other person or reference to any other material; and (iii) I-Link will promptly supplement the Source Code delivered hereunder with all revisions, corrections, enhancements, or other changes so that the Source Code constitutes a human-readable program for the current release of the Billing Software and System.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (c) NOTICE OF DEFAULT.

                           (i) I-Link shall be deemed to be in material default
                  of its responsibilities to Big Planet if (A) I-Link is unable, at any time during the term of this Agreement, to correct any material malfunction, defect or nonconformity in the Billing Software and Order System that prevents such system from functioning substantially in accordance with the applicable specifications, documentation, performance criteria and other warranties and descriptions provided in this Agreement, within thirty (30) days after Big Planet's written notification to I-Link specifying in reasonable detail in what respects the Billing Software and Order System fails to conform; or (B) I-Link is adjudged insolvent, makes a general assignment for the benefit of creditors, files a voluntary petition of bankruptcy, suffers or permits the appointment of a receiver for its business or assets, becomes subject to any proceeding under any bankruptcy or insolvency law, whether domestic or foreign, or has wound up or liquidated its business voluntarily or otherwise and Big Planet has compelling reasons to believe that such event(s) will cause I-Link to fail to meet its warranty and maintenance obligations in the foreseeable future. Big Planet shall give written notice (the "Notice of Default") to the Escrow Agent of any default by I-Link. The Notice of Default shall, at the minimum (1) be labeled "Notice of Default"; (2) identify this Agreement and the escrow agreement; (3) specify the nature of the default;
                  (4) identify the Source Code with specificity; and (5) demand the delivery of the Source Code to the Big Planet.

                           (ii) Upon receipt of the Notice of Default, the
                  Escrow Agent shall send a copy thereof to I-Link by certified or registered mail, postage prepaid, return receipt requested. If I-Link desires to dispute the Notice of Default, I-Link shall, within ten (10) days after the receipt of the copy of the Notice of Default from the Escrow Agent, deliver to the Escrow Agent a sworn statement (the "Affidavit") saying that no default has occurred, whereupon the provisions of Section 8.4(d) hereof will become applicable. If the Escrow Agent receives the Affidavit within said ten (10) days, the Escrow Agent shall send a copy thereof to Big Planet by certified or registered mail, return receipt requested. If the Escrow Agent does not receive the Affidavit within said ten (10) days and Big Planet has not terminated this Agreement, the Escrow Agent shall be authorized and directed to deliver the Source Code to Big Planet.

                  (d) DISPUTES

                           (i) In the event that I-Link files the Affidavit with
                  the Escrow Agent in the manner and within the time period set forth above, or if Big Planet shall fail to agree that this Agreement has been terminated, the Escrow Agent shall not release the Source Code to either Party except in accordance with (A) a final decision of the arbitration panel as hereinafter provided; or (B) receipt of an agreement with authorized and notarized signatures of both I-Link and Big Planet, authorizing the release of the Source Code to one of the Parties hereto.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                           (ii) Disputes arising under this Section shall be
                  referred immediately to, and settled by, binding arbitration as set forth in this Section 8.4 (d)(ii). The arbitration panel shall consist of three persons. Each of the Parties hereto shall appoint one arbitrator and the two arbitrators thereby appointed shall select a third arbitrator. The arbitration shall be conducted in Salt Lake City, Utah, in accordance with the rules of the American Arbitration Association. The Escrow Agent shall give prompt effect to any court having jurisdiction thereof, enforcement or a stay of any award rendered by the arbitrators. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Utah.

                  (e) ESCROW AGREEMENT. The Parties shall execute an escrow agreement that incorporates the terms of this Section and provide for other commercially reasonable provisions.

                                    ARTICLE 9
                                      TERM

         9.1 TERM. The provisioning of services under this Agreement shall become effective at the Effective Time and continue for three (3) years from the Effective Time or until such earlier date upon which this Agreement may be terminated in accordance with the provisions of this Article 9. This Agreement shall automatically renew for continuous one-year periods (an "Extension") unless I-Link or Big Planet gives the other Party six (6) months prior written notice of its intent to terminate this Agreement. Except as provided in Section 6.2(a) above, Big Planet shall have no obligation to transfer back to I-Link or I-Link LLC any of the I-Link LLC Representatives or the Existing Customers or Legacy Customers following the expiration or termination of this Agreement. Upon expiration of the initial three year term or termination of any Extension, Big Planet shall have the non-exclusive right to market, distribute and sell the Enhanced Services and Enhanced Service Devices, provided, however, that after expiration of the initial three year term I-Link may adjust its pricing for the any Enhanced Service or Enhanced Service Device to reflect changes to its cost structure subject to the provisions of Section 4.7.

         9.2 TERMINATION FOR CAUSE.

                  (a) Big Planet may terminate this Agreement by giving I-Link written notice of such termination upon the occurrence of any of the following events: (i) failure of I-Link to maintain I-Link's system integrity and/or overall network quality sufficient to provide the I-Link Product and Services hereunder; (ii) failure to materially comply with the Service Level Agreements and requirements set forth herein or to provide within the timelines set forth herein the information or data required to be delivered to Big Planet hereunder in accordance with Section 4.9; (iii) any violation of the non-solicitation provisions of this Agreement; (iv) any other material breach or default in any of the material terms or conditions of this Agreement if I-Link has failed to cure such breach or default within

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         thirty (30) days of receipt of written notice of such breach from Big Planet, (v) I-Link makes any assignment for the benefit of creditors, is adjudged insolvent, (v) any proceedings are instituted by or against I-Link in bankruptcy or under any insolvency laws or for reorganization, receivership or dissolution, or (vi) any assignment or attempted assignment of the Agreement in violation of Section 15.6 of this Agreement; or (vii) as a result of a Law or Governmental Order I-Link becomes unable to provide or sell the Enhanced Services and Enhanced Service Devices in one or more of the 48 states in the continental United States for a period in excess of 30 days.

                  (b) I-Link may terminate by giving Big Planet written notice of such termination upon the occurrence of any of the following events:
         (i) any breach or default of any payment obligations under Section 7.1 if Big Planet fails to cure such default within ten (10) days of the date such payment is due; (ii) any other material breach or default in any of the material terms or conditions of this Agreement if Big Planet has failed to cure such breach or default within thirty (30) days of receipt of written notice of such breach from Big Planet, (iii) Big Planet makes any assignment for the benefit of creditors, is adjudged insolvent, (iv) any proceedings are instituted by Big Planet in bankruptcy or under any insolvency laws or for reorganization, receivership or dissolution, (v) any assignment or attempted assignment of the Agreement in violation of Section 15.6 of this Agreement, or
         (vi) Big Planet becomes unable by reason of injunction or order by any states or jurisdictions to market and sell the Enhanced Services in geographic areas representing more than 33% of the United States population for a period in excess of 30 days.

         9.3 BIG PLANET'S RIGHT TO TERMINATE EXCLUSIVITY. If Big Planet, in its good faith judgment, determines that pricing and/or service levels for I-Link Products and Services are no longer competitive, then Big Planet may elect to be a non-exclusive distributor of any or all I-Link Products and Services, provided, however, that Big Planet has given I-Link six months written notice of such election and that the date to become a non-exclusive distributor is after the first anniversary date of this Agreement.

         9.4 TERMINATION ASSISTANCE. I-Link agrees to make available to Big Planet all services necessary for an orderly transition of Big Planet Enhanced Service Customers at the time of termination of the contract, unless the Existing and Legacy Customers revert to I-Link under the provisions of Section 6.2(a) above, in which case Big Planet shall make such services and assistance available to I-Link. Such services include, but are not limited to: (i) providing all relevant and existing files in their existing format; (ii) providing all relevant and existing intermediate materials in existing format;
(iii) providing all supplies and other property of Big Planet, and any other reasonable data or documentation existing and necessary for an orderly transfer; providing all existing information regarding changes to I-Link's Products and Services, including but not limited to, pricing, service product quality, and service delivery process. Big Planet agrees to reimburse I-Link for any reasonable out-of -pocket expenditures incurred by I-Link in connection with the assistance provided hereunder if the Agreement is terminated by Big Planet other than for cause.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         9.5 TRANSFER OF 800 NUMBERS. Upon termination all 800 numbers and local toll free numbers in use by Big Planet Enhanced Services Customers shall be assigned to Big Planet and transferred in a manner complying with applicable Law so that the Big Planet Enhanced Services Customers may continue to use such 800 numbers and local toll free numbers following the termination of this Agreement. I-Link agrees to cooperate and to take such actions as are necessary to facilitate such assignment and transfer without any interruption of service. Big Planet agrees to reimburse I-Link for any reasonable out-of-pocket expenditures incurred by I-Link in connection with the foregoing if the Agreement is terminated by Big Planet other than for cause.

         9.6 TERMINATION PRIOR TO EFFECTIVE TIME.

         This Agreement may be terminated prior to the Effective Time

                  (a) by either Big Planet or I-Link if a material breach of any provision of this Agreement has been committed by the other Party and such breach has not been waived;

                  (b) by Big Planet if any of the conditions in Section 2.4 has not been satisfied as of February 15, 2000, or such earlier date as the satisfaction of such condition is or becomes impossible (other than through the failure of Big Planet to comply with its obligations hereunder) and such condition has not been waived by Big Planet;

                  (c) by I-Link if any of the conditions in Section 2.5 have not been satisfied as of February 15, 2000, or such earlier date as the satisfaction of such condition is or becomes impossible (other than through the failure of I-Link or I-Link LLC to comply with their obligations under this Agreement) and such condition has not been waived by I-Link;

                  (d) by mutual consent of I-Link and Big Planet; or

                  (e) by either Big Planet or I-Link if the Effective Time has not occurred prior to February 15, 2000 (other than through a failure of any Party seeking to terminate this Agreement to fully comply with its obligations under this Agreement), or such later date as the Parties may mutually agree.

                                   ARTICLE 10
                     TECHNICAL SUPPORT AND CUSTOMER SUPPORT

         10.1 TECHNICAL SUPPORT FOR BIG PLANET. I-Link will maintain a 24-hour a day, 7 day a week, including holidays, on-call technical staff for the purpose of handling emergency technical situations. I-Link will provide to Big Planet, within ten (10) days of execution of this Agreement, a current `escalation procedure' for handling technical emergencies reasonably acceptable to Big Planet.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         10.2 CUSTOMER SUPPORT. I-Link shall maintain second-line customer service call center operations for all Big Planet Enhanced Service Customers consisting of support to Big Planet's customer service operation. I-Link shall cooperate with Big Planet to resolve any customer related problems consistent with the terms of the relevant service level agreements; provided, however, that I-Link shall not be authorized to establish, modify, or resolve any customer related problems directly with a Big Planet Enhanced Service Customer unless, and only to the extent, authorized by Big Planet. Should a Big Planet Enhanced Service Customer inadvertently contact I-Link directly, I-Link will politely direct them to Big Planet for support. I-Link shall within five (5) business days of the Execution Date designate a corporate operations manager to represent I-Link in all of I-Link's contacts or dealings with Big Planet.

         10.3 TRAINING FOR BIG PLANET. I-Link will provide to select members of Big Planet management, at no cost, `sales' and `customer care' training, including but not limited to all customer care and sales manuals and materials reasonably necessary to enable such Big Planet management to train its staff to competently sell and support I-Link Products and Services; provided however, that I-Link shall be reimbursed for any directly related out-of-pocket expenses.

                                   ARTICLE 11
             REPRESENTATIONS AND WARRANTIES OF I-LINK AND I-LINK LLC

         As a material inducement to Big Planet to enter into this Agreement and with the acknowledgement and understanding that Big Planet is relying on the accuracy of these representations and warranties in determining the feasibility of entering into this Agreement, I-Link and I-Link LLC hereby jointly and severally represent and warrant as follows:

         11.1 ORGANIZATION, AUTHORITY AND QUALIFICATION. I-Link is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and has all necessary corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. I-Link LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. Each of I-Link and I-Link LLC is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary. The execution and delivery by I-Link and I-Link LLC of this Agreement, the performance by I-Link and I-Link LLC of their obligations hereunder, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or limited liability company action. This Agreement has been duly executed by an authorized officer of each of I-Link and I-Link LLC, and constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms;

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         11.2 NO CONFLICT. The execution, delivery and performance of this Agreement by I-Link and I-Link LLC do not and will not (i) violate, conflict with or result in the breach of any provision of the charter or bylaws (or similar organizational documents) of I-Link or I-Link LLC, (ii) conflict with or violate any law, regulation, statute, ordinance or other requirement of law of any foreign national, federal, state, municipal or local government, any governmental or court order of any jurisdiction applicable to I-Link, I-Link LLC, any of their respective Subsidiaries, or the assets properties or business of I-Link, I-Link LLC and each of their Subsidiaries, or (iii) conflict with, result in any breach of, constitute a default, or require any consent or approval (or an event which with the giving of notice or lapse of time or both would become a default) under any note, bond, mortgage, deed of trust, indenture, contract, agreement lease, sublease, license, sublicense, permit, franchise or other instrument or agreement, lease, sublease, license, sublicense, permit, or other instrument or arrangement to which I-Link, I-Link LLC, or any of their Subsidiaries are a party relevant to, or which would have an adverse effect on I-Link's ability to perform, its obligations hereunder.

         11.3 NO LITIGATION. Except as identified on Schedule 11.3, there are no Actions by or against either I-Link, I-Link LLC, or any Subsidiary or Affiliate of either I-Link or I-Link LLC (or, to the knowledge of I-Link or I-Link LLC, any Affiliate thereof and relating to the business or distribution channel of I-Link or I-Link LLC or any entity controlled, directly or indirectly, by them) or the I-Link Products or Services, or in any way affecting the business or distribution channel of I-Link or I-Link LLC or the I-Link Products or Services, pending before or threatened to be brought by or before any Governmental Authority other than collection of customer accounts carried out in the ordinary course of business.

         11.4 PAYMENT OF BONUSES. As of the Execution Date, all commissions and bonuses payable to the I-Link LLC Representatives, Steven Campbell and Campbell Communications LLC pursuant to the I-Link Sales Compensation Plan or any other agreement for sales and revenue generated through January 10, 2000, have been paid and there are no other monies or obligations of any kind due and owing the I-Link LLC Representatives, Steven D. Campbell or Campbell Communications LLC, except for commissions due and payable for sales and revenue generated from January 11, 2000, through the Effective Time, which shall be paid by I-Link in accordance with the provisions of Article 6 hereof.

         11.5 COVERAGE AREA. The Enhanced Services enumerated in Schedule 4.1 is available in each of the fifty states of the United States and Puerto Rico.

         11.6 CONTRACTS.

                  (a) SCHEDULE OF CONTRACTS. Schedule 11.6(a) contains a true, complete and correct list of each of the following contracts, agreements and commitments (including, without limitation, oral and informal arrangements to the extent necessary to conduct of the business) to which I-Link, I-Link LLC or any Subsidiary or Affiliate is a party:

                           (i) Each form of contract with any I-Link LLC
                  Representative and copies of all policies and procedures, sales compensation plans and any other agreement or document setting forth or establishing the rights and obligations of I-Link LLC, I-Link and the I-Link LLC Representatives or in any way provides any benefits to any I-Link LLC Representative.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                           (ii) Each form of contract, agreement or commitment
                  with any Existing or Legacy Customer of I-Link, I-Link LLC or any Subsidiary or Affiliate that is being assigned or shifted to Big Planet following the Effective Time pursuant to the terms of this Agreement.

                           (iii) Each contract related to the I-Link Costs.

                  (b) NO OTHER CONTRACTS. Except as set forth in Schedule 11.6(a), there is no contract, agreement or other commitment granting any I-Link LLC Representative or any Existing or Legacy Customer any rights or benefits, or under which I-Link, I-Link LLC or any of their Subsidiaries or Affiliates may have any obligation or liability to any I-Link LLC Representative or Existing or Legacy Customer.

                  (c) ASSIGNABILITY. Except as otherwise provided in Schedule 11.6(a), each of the I-Link LLC Representative Agreements and each customer agreement may be assigned to Big Planet without the consent of the I-Link LLC Representative or Existing or Legacy Customer and in connection with such assignment, no I-Link LLC Representative or Existing or Legacy Customer shall be entitled to any additional compensation, fee or other payment or have any cause of action against I-Link, I-Link LLC or Big Planet.

                   (d) AMENDMENT OF I-LINK SALES COMPENSATION PLAN. The I-Link Sales Compensation Plan may be amended at anytime by I-Link LLC, or their assignee, Big Planet, without the consent of any I-Link LLC Representative, and upon any such amendment no I-Link LLC Representative shall have any rights under the I-Link Sales Compensation Plan as it existed prior to such amendment, other than for the payment of commissions on sales generated through the date of such amendment. Each I-Link LLC Representative shall be bound by the terms of any such amendment and shall not have, or be entitled to, any rights, claims, and causes of action as a result of such amendment. Neither I-Link, I-Link LLC nor any of their Subsidiaries or Affiliates has made any representations to any I-Link LLC Representative or any Existing Customer or Legacy Customer concerning any promise or commitment (i) not to amend or change the I-Link Sales Compensation Plan, the policies and procedures, the customer contracts, or the I-Link Representative Agreements, (ii) to make any payment or make exceptions with respect to any amendment, or (iii) to keep intact any portion or term of the foregoing.

                  (e) CAMPBELL AGREEMENT. On or before the Effective Time, any and all rights of Steven D. Campbell and/or Campbell Communications LLC to market any I-Link Products and Services has been terminated and any such agreement, if any, is of no further force or effect.

                  (f) INDEPENDENT CONTRACTORS. All I-Link LLC Representatives have represented and agreed that they are independent contractors in the written agreements they have with I-Link LLC, and I-Link LLC has consistently treated them as such.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         11.7 PRODUCT AND SERVICES.

                  (a) DESCRIPTION OF PRODUCTS. Schedule 11.7(a) contains a correct and accurate summary of information provided by I-Link of certain I-Link Products and Services that are currently being provided to I-Link customers including: (i) a partial historical review and projected forecast of total and percentage revenue derived from those certain product and services; (ii) the average breakage costs for full minute rounding and Single Leg Calls and Double Legs Calls; and (iii) other key information that Big Planet has relied upon in formulating pro forma financial statements for the I-Link Products and Services.

                  (b) FUNCTIONALITY OF I-LINK PRODUCTS AND SERVICES. All of the I-Link Products and Services described in Schedule 11.7(b) are ready for market and will perform functionally as described in the documentation attached to Schedule 11.7(b) and any and all marketing literature. The user documentation furnished by I-Link is compatible with the I-Link Products and Services.

                  (c) CUSTOMER COMPLAINTS. I-Link has made available for review by Big Planet any and all complaints from Existing or Legacy Customers or I-Link LLC Representatives concerning I-Link, I-Link LLC, the I-Link Products and Services, or the I-Link LLC Representatives.

                  (d) PRE-EXISTING AGREEMENTS. As of the Effective Time, none of the Pre-Existing Agreements provide for billing increments less than [***] seconds, or pricing for single-leg calls, and I-Link has not granted any specific affirmative right under the Pre-Existing Agreements to market to or through the Network Marketing Channel.

         11.8 CUSTOMER SUPPORT. Schedule 11.8 sets forth and complete and accurate summary concerning the customer support and service functions provided by I-Link, I-Link LLC or their Subsidiaries or Affiliates including: (i) a breakdown of the different types of support and service functions (i.e., billing/collection, customer billing support) and the number of full-time equivalent employees engaged in such service function and the average salary for such employees; and (ii) a description of any outside vendors or consultants providing any such services and the average cost per month thereof, including any and all agreements for services in connection with billing and compliance with regulatory and tax requirements.

         11.9 RECEIVABLES. The Accounts Receivable, net of the [***]% allowance for disputes and bad debt represent or will represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business. All of the Accounts Receivable are owned entirely by I-Link free and clear from any Encumbrance. All of the Accounts Receivable will be as of the Effective Time current and collectible net of the respective reserves shown on the balance sheet or accounting records of I-Link.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         11.10 COMPLIANCE WITH LAWS. Except as disclosed on Schedule 11.10, I-Link and its Subsidiaries and Affiliates have conducted and continue to conduct their business in compliance with all Laws and Governmental Orders, and neither I-Link nor any of its Subsidiaries or Affiliates is in material violation of any Law or Governmental Order, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply. Except as disclosed in Schedule 11.10, I-Link has obtained and currently possesses all material licenses, permits, certificates, authorities and approvals necessary to operate its business as currently conducted including, without limitation, all required domestic and international telecommunications and electronic commerce licenses, permits, certificates, approvals and authorities.

         11.11 ASSETS/INTELLECTUAL PROPERTY.

                  (a) TITLE TO PROPERTIES. I-Link owns, leases or has the legal right to use all of the properties and assets forming a part of or used or held for use in connection with, necessary for, or otherwise material to the conduct of the business conducted or operated by I-Link or to be provided hereunder, and with respect to any contract rights, is a party to and enjoys the rights to the benefits of all such contracts, agreements and other arrangements belonging to or used, held for use or intended to be used by I-Link or necessary for, or otherwise material to the conduct of the business or the I-Link Services and Products to be provided hereunder.

                  (b) INTELLECTUAL PROPERTY. All copyrights, trademarks, service marks, trade names, patents, trade secrets and other intellectual and proprietary rights necessary to conduct I-Link's business as presently operated and the I-Link Products and Services to be provided hereunder, including, without limitation, all intellectual and other proprietary rights to its products, services and ordering and billing systems, is owned by I-Link, properly licensed by I-Link pursuant to a valid license or in the public domain, and no such license will expire during the term of this Agreement or is of such a nature that it can be readily obtained from another source. Neither I-Link, I-Link LLC nor any of their Subsidiaries or Affiliates is infringing upon the intellectual and proprietary rights of any other party, and, except as identified on Schedule 11.11(b), there is no claim or action by any person, pending or threatened, alleging any such infringement. The core technology used to provide the I-Link Products and Services offered by I-Link is proprietary to I-Link, and no other person has the right to use such technology.

                  (c) NO ENCUMBERANCES. All of the property and assets, including the intellectual property, necessary to conduct I-Link's business is owned or validly licensed by I-Link free and clear of any Encumbrances except as otherwise set forth on Schedule 11.11 (c).

         11.12 NETWORK CAPACITY. I-Link's Network facilities currently have sufficient capacity to handle the traffic currently generated by the Existing and Legacy Customers plus all other existing traffic from other existing customers. I-Link's e-mail and Internet access is sufficient to meet the existing requirements of the Existing and Legacy Customers and currently meets the communication and Web requirements of the I-Link LLC Representative sales force.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         11.13 YEAR 2000. All I-Link Products and Services provided by I-Link, including without limitation, any and all enhancements, upgrades, customizations, modifications, maintenance and alike, deliverable by I-Link hereunder, containing or calling on a calendar function including, without limitation, any function indexed to the CPU clock, and any function providing specific dates or days, or calculating spans of dates or days shall record, store, process, provide and, where appropriate, insert true and accurate dates and calculations for dates and spans including and following January 1, 2000.

         11.14 FULL DISCLOSURE. Neither I-Link nor I-Link LLC is aware of any facts which pertain specifically to them, any Subsidiary or any Affiliate, their business, the Enhanced Services and Enhanced Service Devices, the I-Link LLC Representatives or any other matter affecting them which could reasonably be expected to have a material adverse affect on (i) the ability of Big Planet to provide the products or services or to maintain the Existing or Legacy Customers or I-Link LLC Representatives, (ii) the I-Link LLC Representatives, (iii) the Existing Customers being transferred to Big Planet or the Legacy Customers, (iv) the business of I-Link and I-Link LLC or its ability to provide the services and products hereunder at the service levels contemplated hereunder. No representation or warranty of I-Link or I-Link LLC set forth in this Agreement, nor any written statement or certificate furnished or to be furnished to Big Planet contains or will contain any untrue statement of fact, or omit or will omit to state a material fact necessary to make the statements contained herein or therein, taken as whole and light of the circumstances under which they were made, not misleading.

         11.15 EXISTING CUSTOMERS. I-Link has the full and complete and sole authority to assign and transfer such Existing Customers and Legacy Customers together with any and all accounts receivable associated therewith and any revenue stream free and clear of any Encumbrance.

         11.16 I-LINK LLC REPRESENTATIVES. As of the Execution Date and to the best of I-Link's knowledge based upon a full review of its records and files, the number of I-Link LLC Representatives currently receiving commission checks was approximately [***]. Except for the general state of unrest and uncertainty among the I-Link LLC Representatives occasioned by I-Link's discussions with Big Planet as publicly announced, I-Link is not aware of any material adverse change in the number of active I-Link LLC Representatives since that date set forth above, nor is it aware of any facts or circumstances that would result in a material adverse change in the number of such active I-Link LLC Representatives aside from the general unrest and uncertainty referenced above.

         11.17 SUBSIDIARIES. Schedule 11.17 sets forth a true, complete and accurate list of each Subsidiary and Affiliate of I-Link and I-Link LLC.

         11.18 FINANCIAL STATEMENTS. Since the date of the most recent financial statements of I-Link filed with the Securities Exchange Commission, there have been no material adverse change in the financial condition or results of operations of I-Link.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   ARTICLE 12
                  REPRESENTATIONS AND WARRANTIES OF BIG PLANET

         As a material inducement to I-Link to enter into this Agreement and with the acknowledgement and understanding that I-Link is relying on the accuracy of these representations and warranties in determining the feasibility of entering into this Agreement, Big Planet hereby represents and warrants as follows:

         12.1 ORGANIZATION, AUTHORITY AND QUALIFICATION. Big Planet is a corporation duly organized, validly existing and in good standing under the laws of the Delaware, and has all necessary corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. Big Planet is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary. The execution and delivery by Big Planet of this Agreement, the performance by Big Planet of its obligations hereunder, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement has been duly executed by an authorized officer of Big Planet, and constitutes a legal, valid and binding obligation of Big Planet, enforceable against such party in accordance with its terms.

         12.2 NO CONFLICT. The execution, delivery and performance of this Agreement by Big Planet do not and will not (i) violate, conflict with or result in the breach of any provision of the charter or bylaws (or similar organizational documents) of Big Planet, (ii) conflict with or violate any law, regulation, statute, ordinance or other requirement of law of any foreign national, federal, state, municipal or local government, or any governmental or court order of any jurisdiction applicable to Big Planet, its Affiliates or its assets properties or business, including without limitation to the business to be performed under this Agreement and the business to be transferred to Big Planet hereunder in such a manner which would have a material adverse affect on its business or assets, or (iii) conflict with, result in any breach of, constitute a default, or require any consent or approval (or an event which with the giving of notice or lapse of time or both would become a default) under any note, bond, mortgage, deed of trust, indenture, contract, agreement lease, sublease, license, sublicense, permit, franchise or other instrument or agreement, lease, sublease, license, sublicense, permit, or other instrument or arrangement to which Big Planet or any of its Affiliates is a party that would materially affect Big Planet's ability to perform under this Agreement.

         12.3 NO LITIGATION. Except as identified on Schedule 12.3, there are no Actions by or against either Big Planet or Affiliate of it which poses a material adverse threat to the business or distribution channel of Big Planet pending before or threatened to brought by or before any Governmental Authority.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         12.4 COMPLIANCE WITH LAWS. Except as disclosed on Schedule 12.4, Big Planet and its Subsidiaries and Affiliates have conducted and continue to conduct their business in compliance with all Laws and Governmental Orders, and neither Big Planet nor any of its Subsidiaries or Affiliates is in material violation of any Law or Governmental Order, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply. Except as disclosed in Schedule 12.4, Big Planet has obtained and currently possesses all material licenses, permits, certificates, authorities and approvals necessary to operate its business as currently conducted including, without limitation, all required domestic and international telecommunications and electronic commerce licenses, permits, certificates, approvals and authorities.

         12.5 ASSETS/INTELLECTUAL PROPERTY.

                  (a) TITLE TO PROPERTIES. Big Planet owns, leases or has the legal right to use all of the properties and assets that are material to the conduct of the business conducted or operated by Big Planet or to be provided hereunder, and with respect to any contract rights, is a party to and enjoys the rights to the benefits of all such contracts, agreements and other arrangements material to the conduct of its business.

                  (b) INTELLECTUAL PROPERTY. All copyrights, trademarks, service marks, trade names, patents, trade secrets and other intellectual and proprietary rights material to Big Planet's business as presently conducted is owned by Big Planet, properly licensed by Big Planet or in the public domain. Neither Big Planet nor Affiliates is infringing upon the copyrights of any third party which could reasonably be expected to have a material adverse affect on the business of Big Planet. As of the Execution Date and the Effective Time Big Planet has not received any notice or claim from any third party alleging that any of its property infringes any copyrights of such third party.

         12.6 FULL DISCLOSURE. Big Planet is not aware of any facts which pertain specifically to it, any Subsidiary or any Affiliate, their business or any other matter affecting them which could reasonably be expected to have a material adverse affect on (i) the ability of Big Planet to market the Products and Services or to maintain the Existing or Legacy Customers or I-Link LLC Representatives, (ii) either the Big Planet Representatives or the I-Link LLC Representatives after the Effective Time, (iii) the Existing Customers being transferred to Big Planet or the Legacy Customers, (iv) the business of Big Planet or its ability to perform its obligations under the Agreement. No representation or warranty of Big Planet set forth in this Agreement, nor any written statement or certificate furnished or to be furnished to I-Link or I-Link LLC contains or will contain any untrue statement of fact, or omit or will omit to state a material fact necessary to make the statements contained herein or therein, taken as whole and light of the circumstances under which they were made, not misleading.

         12.7 [Deleted]

         12.8 BIG PLANET INDEPENDENT REPRESENTATIVES. As of the Execution Date and to the best of Big Planet's knowledge based upon a full review of its records and files, the total number of Big Planet Representatives currently receiving commission checks is approximately [***]. Of that total number all are located in the United States with the remaining number located outside of the United States. Big Planet is not aware of any material adverse change in the number of active Big Planet Representatives since that date set forth above, nor is it aware of any facts or circumstances that would result in a material adverse change in the number of such active Big Planet Representatives.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         12.9 SUBSIDIARIES. Big Planet has no Subsidiaries.

         12.10 YEAR 2000. Big Planet's network relating to the sale of I-Link's Products and Services containing or calling on a calendar function including, without limitation, any function indexed to the CPU clock, and any function providing specific dates or days, or calculating spans of dates or days shall record, store, process, provide and, where appropriate, insert true and accurate dates and calculations for dates and spans including and following January 1, 2000.

                                   ARTICLE 13
                                 INDEMNIFICATION

         13.1 BIG PLANET GENERAL INDEMNITY. Subject to Section 15.9, Big Planet shall defend, indemnify and hold I-Link, I-Link LLC and each of their Subsidiaries and Affiliates, and each of their respective directors, employees, stockholders and agents and affiliates harmless from and against any and all liabilities, losses, damages, claims, costs expenses, interest, awards and judgments (including, but not limited to, costs and attorneys' fees but excluding any amounts recovered by an indemnified party from any third-party insurer for such liability), arising out of, resulting from or relating to:

                  (a) Any breach of any representation or warranty made by Big Planet under this Agreement;

                  (b) Any breach of any covenant, agreement or other provision set forth in this Agreement by Big Planet or any schedule or agreement entered into pursuant to this Agreement; and

                  (c) Any claims or actions for commissions to the I-Link LLC Representatives arising from sales of I-Link Products and Services by Big Planet after the Effective Time and any other liability or claims of any I-Link LLC Representative arising under the I-Link Sales Compensation Plan, following its amendment to become part of the Big Planet Compensation Plan, with respect obligations of Big Planet to be performed following the Effective Time including, without limitation, any commissions payable by Big Planet thereunder that relate to sales occurring after the Effective Time, provided, however, that (i) this right of indemnification does not relieve I-Link of its obligations to pay Big Planet commissions on the Legacy customers as more fully described in Section 6.4; and (ii) the right to indemnification shall not apply to any claims that relate to events, actions or omissions occurring prior to the Effective Time.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (d) any claims or actions by I-Link LLC Representatives or any Existing Customers or Legacy Customers that relate to conduct, actions or omissions by Big Planet, its Subsidiaries or Affiliates, or any of their respective officers, directors, employees, stockholders, agents, representatives or contractors after the Effective Time; provided, however, such indemnification shall not apply to any claims or actions resulting from the transactions contemplated hereby or any change in the I-Link Compensation Plan, policy and procedures or I-Link LLC Representative Agreements, customer agreements in connection with the transition of such customers and I-Link LLC Representatives to Big Planet.

                  (e) Any and all third party or Governmental Authority Actions related to actions of the I-Link LLC Representatives occurring after the Effective Time including, without limitation any violation of any applicable Laws, unless any such action arises out of the I-Link LLC Representatives' relationship with I-Link and I-Link LLC prior to the Effective Time or the acts or omissions of such I-Link LLC Representatives occurring prior to the Effective Time; or

                  (f) Any failure of Big Planet or any of its respective Subsidiaries or Affiliates, to fully comply with all regulatory requirements in connection with the performance of its obligations under this Agreement.

         13.2 I-LINK AND I-LINK LLC GENERAL INDEMNITY. Subject to Section 15.9, I-Link and I-Link LLC shall jointly and severally defend, indemnify and hold Big Planet and each of its Subsidiaries and Affiliates, and each of their respective directors, employees, stockholders, agents and affiliates harmless from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards and judgments (including, but not limited to, costs and attorneys' fees but excluding any amounts recovered by an indemnified party from any third-party insurer for such liability), arising out of, resulting from or relating to:

                  (a) Any breach of any representation or warranty made by I-Link or I-Link LLC under this Agreement;

                  (b) Any breach of any covenant, agreement or other provision set forth in this Agreement by I-Link or I-Link LLC or any schedule or agreement entered into pursuant to this Agreement, including but not limited to any and all service level agreements (and including any deemed breach pursuant to Section 15.1);

                  (c) Any claims or actions for commissions to the I-Link LLC Representatives arising from sales of I-Link Products and Services prior to the Effective Time and any other liability or claims of any I-Link LLC Representative arising under the I-Link Sales Compensation Plan, including, without limitation, any commissions paid by Big Planet that relate to sales occurring prior to the Effective Time;

                  (d) Any claims or actions by I-Link LLC Representatives based on, related to, or arising from the transactions contemplated by this Agreement including any claims or actions or any liability resulting, related to or arising from the changes to the existing I-Link LLC Sales Compensation Plan, the existing I-Link LLC Representative Agreements, or the existing policies and procedures made by Big Planet or I-Link or I-Link LLC in connection with or following the transaction or the assignment by I-Link LLC of the I-Link LLC Representative Agreements to Big Planet;

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (e) Any claims or actions by I-Link LLC Representatives or any Existing Customers or Legacy Customers that relate to conduct, actions or omissions by I-Link, I-Link LLC, their Subsidiaries or Affiliates, or any of their respective officers, directors, employees, stockholders, agents, representatives or contractors prior to the Effective Time;

                  (f) Any and all actions of the I-Link LLC Representatives occurring prior to the Effective Time including, without limitation any violation of any applicable Laws;

                  (g) Any failure of I-Link or I-Link LLC, or any of their respective Subsidiaries or Affiliates, to fully comply with all regulatory requirements in connection with the I-Link Products and Services to be provided hereunder; or

                  (h) Any infringement or alleged or claimed infringement by the products, services or and other intellectual property provided hereunder, including any software, of any patent, copyright, trademark, trade secrets or other proprietary right of any third party; or

                  (i) Any claim, action, damages, expenses or other liabilities, including attorney's fees, arising out of I-Link's, I-Link LLC's, or any of their respective Subsidiary's or Affiliate's, or any of their respective officer's, director's, employees', stockholder's, agent's, representative's or contractor's, acts, omissions or misrepresentations, prior to the Effective Time, regardless of the form of that action.

         13.3 I-LINK PATENT AND OTHER PROPRIETARY RIGHTS INDEMNITY. I-Link warrants that the I-Link Products and Services and/or Marks furnished by I-Link will not infringe upon or violate any patent, copyright, trademark, trade secret, or any other proprietary right of any third party. In the event of any claim by a third party against Big Planet asserting or involving a patent, copyright, trademark, trade secret, or other proprietary rights violation which concerns any products or services and/or Marks provided to Big Planet hereunder, I-Link and I-Link will defend, at its expense, and will indemnify and hold the Big Planet indemnified parties harmless with respect to such action in accordance with this Article 13. In the event an injunction or order shall be obtained against Big Planet's use of any products or services and/or Marks by reason of the allegations, or, if in Big Planet's opinion, the products or services and/or Marks are likely to become the subject of a claim of infringement or violation of patent, copyright, trademark, trade secret, or other proprietary right of a third party, I-Link will, without in any way limiting the foregoing, and at its expense: (a) Procure for Big Planet the right to continue using the products or services and/or Marks, or (b) Replace or modify the products or services and/or Marks so that it becomes non-infringing but only if the modification or replacement does not adversely affect the specifications for the products or services and/or Marks or its use by Big Planet. In the event the foregoing options are not available then I-Link shall be liable for its inability to provide such I-Link Products and Services as breach of this Agreement. In no event shall Big Planet be liable to I-Link for any charges after the date that Big Planet no longer uses the products or services and/or Marks because of actual or claimed infringement.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         13.4 I-LINK EQUIPMENT INDEMNITY. I-Link shall indemnify and hold harmless Big Planet, its agents, contractors and employees from and against any and all claims, liability, damage, loss, or expense (including reasonable attorney's fees) including injury or death to persons, or damages to property, both real and personal, which may arise out of: (a) the presence of I-Link's equipment, at any location; (b) the installation, operation maintenance or removal of I-Link's equipment from any location; and (c) the negligence or willful misconduct of I-Link, its agents, employees or contractors. I-Link shall pay all damages, costs, fees and other charges incurred by Big Planet in any such third-party action which are attributable to the aforementioned issues. Furthermore, I-Link shall have the exclusive right to defend, countersue or settle any of the foregoing actions and to collect all damages, costs, fees and other charges awarded from such action. Big Planet shall provide to I-Link, at I-Link's expense all information and assistance reasonably requested by I-Link to settle, defend or being a countersuit in conjunction with the foregoing third party actions. Big Planet shall immediately inform I-Link of any such third party action upon learning of such action.

         13.5 BIG PLANET EQUIPMENT INDEMNITY. Big Planet shall indemnify and hold harmless I-Link, its agents, contractors and employees from and against any and all claims, liability, damage, loss, or expense (including reasonable attorney's fees) including injury or death to persons, or damages to property, both real and personal, which may arise out of: (a) the presence of Big Planet's equipment, at any location; (b) the installation, operation maintenance or removal of Big Planet's equipment from any location; and (c) the negligence or willful misconduct of Big Planet, its agents, employees or contractors. Big Planet shall pay all damages, costs, fees and other charges incurred by I-Link in any such third-party action which are attributable to the aforementioned issues. Furthermore, Big Planet shall have the exclusive right to defend, countersue or settle any of the foregoing actions and to collect all damages, costs, fees and other charges awarded from such action. I-Link shall provide to Big Planet, at Big Planet's expense all information and assistance reasonably requested by Big Planet to settle, defend or being a countersuit in conjunction with the foregoing third party actions. I-Link shall immediately inform Big Planet of any such third party action upon learning of such action.

         13.6 NOTICE; CONFLICT; ASSUMPTION OF DEFENSE.

                  (a) NOTICE OF CLAIMS. A party entitled to indemnification hereunder (the "Indemnified Party") shall promptly notify in writing the party obligated to provide such indemnification (the "Indemnifying Party") of any matter which an Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement; provided that any failure by the Indemnified Party to give such notice shall not relieve the Indemnifying Party from the obligation to indemnify the Indemnified Party except to the extent actually prejudiced thereby.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (b) THIRD PARTY CLAIMS. The obligations of an Indemnifying Party with respect to claims for indemnification arising from claims or actions by third parties (the "Third Party Claims") shall be governed by and subject the following additional terms and conditions: if an Indemnified Party shall receive notice of any Third Party Claim, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim within 30 calendar days of the receipt of such notice by the Indemnified Party; provided, however, failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Article 13 except to the extent the Indemnifying Party is materially prejudiced by such failure. If the Indemnifying Party acknowledges in writing its obligation to indemnify the Indemnified Party hereunder against any liability that may arise under such Third Party Claim, the Indemnifying Party shall be entitled to assume and control the defense thereof at their expense and with counsel selected by the Indemnifying Party (which counsel shall be reasonably satisfactory to the Indemnified Party) provided that the Indemnifying Party gives written notice of its intention to do so within five calendar days after receipt of the notice from the Indemnified Party. After written notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense thereof, the Indemnifying Party will not be liable to the Indemnified Party hereunder for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation and such other expenses as have been approved in advance; provided, however, that (i) if counsel for the Indemnified Party determines in good faith that there is a conflict that requires separate representation for the Indemnifying Party and the Indemnified Party, or (ii) the Indemnifying Party fails to assume or proceed in a timely and reasonable manner with the defense of such action or fails to employ counsel reasonably satisfactory to the Indemnified Party in any such action, then in either such event the Indemnified Party shall be entitled to select its own counsel and, if necessary, local counsel of its own choice to represent the Indemnified Party. If the Indemnified Party makes such election, then the Indemnifying Party shall not, or no longer, be entitled to assume the defense thereof on behalf of such Indemnified Party and such Indemnified Party shall be entitled to indemnification under this
         Article 13 (including, without limitation, reasonable fees and expenses of such counsel) to the extent provided in this Indemnity provision. Such counsel shall, to the fullest extent consistent with its professional responsibilities, cooperate with the Indemnifying Party and any counsel designated by the Indemnifying Party. Nothing contained herein shall preclude the Indemnified Party, at its own expense, from retaining its own counsel to represent the Indemnified Party in any action with respect to which indemnity may be sought from the Indemnifying Party hereunder and for which the Indemnified Party is not entitled to engage its own counsel at the expense of the Indemnifying Party as provided for hereunder. If the Indemnifying Party has assumed the defense and is proceeding with the defense in a timely manner, then the Indemnifying Party shall not be liable under this Agreement for any settlement made by an Indemnified Party without Indemnifying Party's prior written consent, which shall not be unreasonably withheld, and the Indemnifying Party agrees to indemnify and hold harmless the Indemnified Party from and against any loss or liability by reason of the settlement of any claim or action with the consent of the Indemnifying Party. The Indemnifying Party shall not settle any such claim or action without prior written consent of the Indemnified Party, which shall not be unreasonably withheld.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         13.7 PAYMENT OF CLAIMS; ENFORCEMENT. The Indemnifying Party shall promptly pay to the Indemnified Party any amounts such party claims for indemnity under such notice unless the Indemnified Party disputes the claim for indemnification in which case it shall provide written notice to the other party within 30 days of its objection to the claim for indemnification. In the event the parties are not able to reach an agreement with respect to any disputed claim for indemnity within 30 days or the Indemnifying Party fails to pay an undisputed indemnity claim within 30 days, the Indemnified Party may thereafter bring an Action to enforce the indemnity obligations hereunder. The rights of the parties under this Article 13 are in addition to any other legal remedies they may have including, without limitation, any claims for a breach of contract or fraud.

                                   ARTICLE 14
                                 CONFIDENTIALITY

         14.1 CONFIDENTIAL INFORMATION. A Party's "Confidential Information" is defined as any confidential or proprietary information of a Party that is disclosed to the other Party in a writing marked confidential or, if disclosed orally, is identified as confidential at the time of disclosure and is subsequently reduced to a writing marked "Confidential" and delivered to the other Party within 30 days of disclosure. Big Planet's "Confidential Information" shall also mean Big Planet Representative lists and/or lists of Big Planet Customers (including their name, address and telephone number), business plans, financial data, product development plans, marketing plans, strategies, subscriber lists, sales compensation plans, manufacturing techniques and methods, research data and similar information of Big Planet that are valuable, special, unique and proprietary assets of Big Planet.

         14.2 DUTY OF CONFIDENTIALITY. Each Party shall hold the other Party's Confidential Information in confidence and shall not disclose such Confidential Information to third parties nor use the other Party's Confidential Information for any purpose other than the purposes of this Agreement. Such restrictions shall not apply to Confidential Information that: (a) is already known by the recipient, (b) becomes, through no act or fault of the recipient, publicly known, (c) is received by recipient from a third party without a restriction on disclosure or use, (d) is independently developed by recipient without reference to the Confidential Information, (e) is furnished to any third party by the discloser without similar restriction on such third party; or (f) is approved for release by the written authorization of the discloser. The foregoing exception shall not apply to any information concerning the Existing Customers, the Legacy Customers, the I-Link LLC Representatives and any Big Planet Representatives or Big Planet Customers.

         14.3 INFORMATION GENERATED BY THIS AGREEMENT. Except as otherwise herein stipulated, it is hereby agreed to by the Parties that the information generated by virtue of this Agreement is and will remain Confidential Information and is therefore proprietary to the Parties. The Parties further agree that they shall keep the Confidential Information secure and shall not use the Confidential Information for any other purpose other than to fulfill its obligations as herein set forth.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         14.4 DISCLOSURES REQUIRED BY LAW. Notwithstanding anything in this Agreement to the contrary, in the event that a Party is required by Law or a valid Governmental Order issued in connection with any Action to disclose any Confidential Information, such Party shall promptly notify the other Party of such Governmental Order or other Law so that the other Party may seek a protective order or other remedy or waive compliance with this Agreement, or both. Each Party agrees to cooperate, and shall cause its representatives to cooperate, with the other Party on a reasonable basis in a Party's efforts to obtain a protective order or other remedy. It is further agreed that, if in the absence of a protective order or receipt of a waiver hereunder, a Party or its representative is nonetheless, in the reasonable opinion of its counsel, compelled to disclose the Confidential Information to any tribunal or else stand liable for contempt or suffer any censure or penalty, such Party may disclose such information without liability hereunder so long as the Party discloses such Confidential Information only to the extent legally compelled to disclose such information based on advise from its counsel.

         14.5 INJUNCTIVE RELIEF. The Parties agree that unauthorized disclosure or use of Confidential Information will cause substantial and irreparable injury to the other party, that money damages will not adequately compensate for such injury and that said party, therefore, is entitled to among other remedies, immediate injunctive and other equitable relief for any breach of this Agreement.

                                   ARTICLE 15
                                  MISCELLANEOUS

         15.1 AFFILIATES AND SUBSIDIARIES. Each Party shall take such actions as are necessary to cause its Subsidiaries and Affiliates to comply with the obligations, restrictions and conditions set forth in this Agreement. Any action taken by a Subsidiary or Affiliate of a Party that would be a breach of this Agreement if it were an action of such Party shall be deemed a breach of this Agreement by such Party and they shall be liable for such breach as if they were the breaching Party.

         15.2 EXHIBITS AND SCHEDULES. Any reference to a Schedule or Exhibit shall refer to a Schedule or Exhibit to this Agreement unless the context clearly provides otherwise. All Schedules and Exhibits are incorporated by reference into this Agreement and shall be binding upon the Parties except as otherwise expressly provided in this Agreement or the Schedule or Exhibit. No Schedule or Exhibit may be amended without the written consent of the other Parties.

         15.3 NOTICE. Any such notice or demand, required or permitted by law, or by provision in this Agreement, shall be made in writing, and shall be served either by personal delivery, by certified mail, by overnight delivery, or by electronic or facsimile communication with a confirming copy sent by mail, return receipt requested. When served by certified mail, service shall be deemed to have been made when three business days after deposit in the regular receptacle of the United States Postal Service and addressed to the Parties at the addresses set forth above. When serviced by personal delivery or overnight delivery, service shall be deemed to have been made on the date of such delivery. When served by electronic communication, the notice shall be effective on the date sent. Any Party may, upon written notice to the other, change its address for such mailing. The addresses and telephone numbers for purposes of this paragraph are as follows:

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Big Planet, Inc.                       I-Link, Inc. and I-Link Worldwide LLC
75 West Center Street                  13751 So. Wadsworth Park Drive, Suite 200
Provo, UT 84601                        Draper, UT  84020
Attention:  Jack Peterson              Attn:  Chief Financial Officer

With a copy to the attention of the    With a copy to the attention of the
General Counsel at the same address    General Counsel at the same address

         15.4 COUNTERPARTS. This Agreement may be executed in several counterparts each of which so executed shall be deemed to be an original, and in each case such counterpart shall constitute but one and the same instrument. This Agreement may also be executed in several facsimile counterparts each of which so executed shall be deemed to be an original, and in each case such facsimile counterpart shall constitute but one and the same instrument; however, at the request of Big Planet, the Parties agree to execute an original hard copy of the same date after the facsimile counterparts have been executed.

         15.5 PUBLICITY. None of the Parties shall publicize the existence of this Agreement, including any sales promotions, advertising, and use of each other's name, logos or trademarks, without the prior written consent of the other Parties. Neither party shall issue any press release pertaining to the subject matter of this Agreement without obtaining the prior written approval of the other party, which approval shall not be unreasonably withheld; provided, however, that any of the Parties, in its sole discretion, may withhold its consent with respect to any forward looking statement as to its business or operation. The Parties agree that no party to this Agreement or any person acting for or on its behalf, including their attorneys, shall directly or indirectly disclose to any person the terms and conditions of this Agreement, both during the term of this Agreement or after its termination, without the prior written consent of the other Parties, unless and to the extent such disclosure is required under Law. This provision shall survive the termination of this Agreement.

         15.6 ASSIGNMENT. None of the Parties may, without the other Parties' prior written consent, which shall not be unreasonably withheld, assign or transfer this Agreement, or any of its rights or obligations under this Agreement to any person ("Assignee") except to an Affiliate wholly-owned by, or that wholly owns, or that is under common control with, such Party, or as part of the sale of all or substantially all of the assets of the; provided, however, that the Assignee agrees to fully perform and be bound by the provisions of this Agreement. In addition, Big Planet shall have the right to sublicense its rights hereunder to an Affiliate or a Subsidiary or Nu Skin Enterprises, Inc. provided that such sublicensee agrees in writing to be bound by the terms of this Agreement.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         15.7 ENTIRE AGREEMENT; MODIFICATIONS. This Agreement constitutes the entire agreement and understanding of the Parties with respect to the subject matter hereof, and supercedes all prior written or oral negotiations, commitments, arrangements, agreements or understandings with respect to such matters. This Agreement can not be modified or amended except in a writing signed by all the Parties.

         15.8 WAIVER. No failure or delay on the part of any Party in exercising any right under this Agreement shall operate as a waiver of such right, or shall any single or partial exercise of any such right preclude any other or future exercise of such right or the exercise of any such right. No waiver of any right or obligation hereunder shall be enforceable against any Party unless made in a writing, specifying such waiver, and executed by such Party.

         15.9 SEVERABILITY. If any provision in this Agreement is found to be unenforceable in a court of competent jurisdiction, the remaining provisions shall nevertheless remain in full force and effect.

         15.10 GOVERNING LAWS; WAIVER OF JURY TRIAL. This Agreement shall be governed by the laws of the State of Utah, regardless of the laws that might otherwise be applicable under principles of conflicts of law, as to all matters, including, without limitation, matters of validity, construction, effect, and performance. Any action brought to enforce this Agreement must be brought in either Utah County or Salt Lake County, Utah. The Parties consent to the personal jurisdiction of said courts within the State of Utah and waive any objection to improper venue. Each of the Parties hereby waives any right to a trial by jury.

         15.11 PLURAL TERMS. Feminine or neuter pronouns shall be substituted for those of masculine form or vice versa and the plural shall be substituted for the single number or vice versa in any place or places in which the context may require such substitution.

         15.12 INCORPORATION OF RECITALS. The Recitals set forth above are incorporated herein by this reference.

         15.13 AUTHORSHIP. This Agreement has been reviewed by attorneys representing the respective Parties and therefore shall not be construed in favor of or against any Party hereto based on the sole or primary authorship of this Agreement being the work of one Party hereto.

         15.14 NO FURTHER RELATIONSHIPS. This Agreement shall not constitute, give effect to or otherwise imply a joint venture, pooling arrangement, partnership or formal or informal business organization of any kind. Accordingly, no Party shall be liable for any debts, accounts, obligations or other liabilities or torts of the other Party, or its agents or employees, except as this Agreement may otherwise expressly provide.

         15.15 SURVIVAL. The applicable provisions of Articles 6.9, 9.1, 11, 12, 13, 14, and 15 shall survive the cancellation, termination or expiration of this Agreement. Any other provisions, or parts thereof, which, by their nature, should survive cancellation, termination, or expiration shall also survive.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         15.16 FORCE MAJEURE. If performance of this Agreement, or any technical obligation hereunder (other than the obligation to pay and/or representations and warranties and obligations to use best efforts to effect the closing of the transactions), is delayed, interrupted or prevented by reason of an act of God, fire, flood, war, public disaster, strikes or labor difficulties, government enactment, regulation or order, or any other act or condition beyond the control of the affected Party (provided that the Party shall use its best efforts to remedy the same), the Party so affected, upon giving prompt notice to the other Party, will be excused from such performance to the extent of such delay, interruption or prevention for a period equal to the duration of the contingency that occasioned the delay, interruption or prevention.

         15.17 HEADINGS. Headings are for reference purposes only and in no way define, limit, construe or describe the scope or extent of such section or in any way affect this Agreement.

         15.18 COMPLIANCE WITH LAWS. At their sole expense, each of the Parties shall comply with all applicable laws and regulations regarding its activities related to this Agreement.

         15.19 LIMITATION ON LIABILITY. Neither Big Planet its Affiliates or Subsidiaries nor I-Link, I-Link LL or their Affiliates or Subsidiaries shall be liable to the other for any consequential, punitive or special loss or damages of any kind, such as but not limited to lost business revenue, lost profits or lost sales, however caused, whether based on contract, tort (including negligence) or any other theory.

         15.20 PARTIES BENEFITTED. Nothing in this Agreement whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provisions give any third persons any right of subrogation or action over or against any party to this Agreement.









NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         IN WITNESS WHEREOF, the Parties to this Agreement have caused it to be executed on the date first above written.

Big Planet, Inc.                            I-Link, Incorporated


By: /s/ Richard W. King                     By: /s/ John W. Edwards
    --------------------------------            --------------------------------
Printed Name: Richard W. King               Printed Name: John W. Edwards
Title: President                            Title: CEO


                                            I-Link Worldwide LLC


                                            By: /s/ John W. Edwards
                                                --------------------------------
                                            Printed Name:  John W. Edwards
                                            Title:  CEO and President




NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  Schedule 1(b)
                                       To
              Wholesale Service Provider and Distribution Agreement

1(b)
         THE COST OF THE I-LINK NETWORK IS PRIMARILY COMPRISED OF THE FOLLOWING:
         -----------------------------------------------------------------------
1. Span Costs - This refers to the recurring monthly costs of various circuits over which traffic is routed. Span costs include private line or point-to-point circuits, PRI spans, feature group spans, local loops, cross connects.
2. Colocation Costs - The cost of renting space for network equipment at various hub sites.
3. Carrier Costs - Charges assessed by I-Link's various carriers for origination and termination i.e. access charges and IP bandwidth.
4. Database Charges - Monthly and or per call costs of accessing the SMS database in routing traffic associated with toll-free numbers, the LNP (Local Number Portability) database and LERG (LEC Exchange Routing Guide) and miscellaneous other government administrated databases necessary to operate the I-Link Network and route and complete calls.
5. Network Management Systems and Software - Software tools used in managing the network components including but not limited to a) Remedy
         - a trouble ticketing system, b) HP Openview - the network node manager, and c) Calling Area Info by On Target Mapping.
6. Hardware and Equipment Costs - The cost of equipment deployed in the I-Link Network. This cost may be in the form of purchases, depreciation or operating leases.
7. Network Operations - The cost of employees directly engaged in managing or operating the I-Link Network.
8. Indirect Cost Allocations - Allocations of various other costs I-Link incurs that enable it to operate the I-Link Network including but not limited to facilities space for equipment and network operations center, associated utilities, and indirect employee costs directly related to negotiating and maintaining and equipment contracts.

         The cost of enhanced service minutes will be calculated as follows:
                  Span Costs                                           XXX
                  Colocation Costs                                     XXX
                  Carrier Costs                                        XXX
                  Databases Charges                                    XXX
                  Network Management Systems and Software Costs        XXX
                  Hardware and Equipment Costs                         XXX
                  Cost of Network Operations                           XXX
                  Indirect Costs as described above                    XXX
                                                                       ---
                           Total Costs                                 XXXXXX
                           Billable Enhanced Service Minutes           XXXXXX
                                                                       ------
                                    Cost per Minute                    XX

                                Schedule 2.3a(i)
                                       To
              Wholesale Service Provider And Distribution Agreement

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         This Assignment and Assumption Agreement ("ASSIGNMENT AGREEMENT") is made and entered into by and between I-LINK WORLDWIDE, LLC, a Delaware limited liability company ("ASSIGNEE") and BIG PLANET, INC., a Delaware corporation ("ASSIGNOR") on the date last set forth below.

                                    RECITALS

         Assignee and Assignor are parties to that certain Wholesale Service Provider and Distribution Agreement, dated January ______, 2000 (the "DISTRIBUTION AGREEMENT").

         The Distribution Agreement contemplates Assignor assigning to Assignee all of its right, title and interest in and to those I-Link LLC Representative Agreements as such are defined in the Distribution Agreement and identified on Schedule ___ attached hereto (herein the "IR AGREEMENTS").

         As of the Effective Time (defined in the Distribution Agreement) and subject to the provisions of the Distribution Agreement, Assignor desires to assign and Assignee desires to assume all of Assignees right, titile and interest in and to the IR Agreements.

         THEREFORE, in consideration of the sum of TEN DOLLARS ($10) and other good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which is hereby acknowledged by both parties, Assignor and Assignee hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used but not defined in this Agreement shall have the same meaning as set forth in the Distribution Agreement.

         2. ASSIGNMENT. Effective as of the Effective Time, Assignor hereby assigns and transfers to Assignee all of Assignee's right, title, and interest in and to the IR Agreements.

         3. ACCEPTANCE. Effective as of the Effective Time, Assignee hereby accepts the foregoing assignment of the IR Agreements and hereby agrees to be bound by and perform the provisions of the IR Agreements as may be amended pursuant to the terms of the IR Agreements.

         4. TERMS OF DISTRIBUTORSHIP AGREEMENT. This Assignment Agreement is made subject to and hereby incorporates herein by reference all of the representations, warranties, indemnities and other provisions of the Distributorship Agreement applicable to the IR Agreements.

DATED ____________, 2000

I-LINK WORLDWIDE, LLC, a Delaware limited liability company

By:   I-LINK INCORPORATED, a Florida corporation, Member/Manager

         By:_____________________

         Its:_____________________



BIG PLANET, INC., a Delaware corporation

By:_______________________

Its:_______________________

                                  Schedule 4.1
                                       To
              Wholesale Service Provider and Distribution Agreement

4.1
         ENHANCED SERVICES AND ENHANCED SERVICE DEVICES
         ----------------------------------------------
         1.       V-Link One Customer - Wholesale MRC                $7.00/month
         2.       V-Link Calling Customer - Wholesale MRC             3.50/month
                  for Providing Customers with Enhanced Calling
                  without the other Enhanced Service Features i.e.
                  Unified Messaging, Follow-Me and Conference
                  Callling
         3.       Info Central and Team Builder - Wholesale MRC       3.00/month
         4.       Voice on Demand/Broadcasting
                  and Fax on Demand/Broadcasting (FOD/VOD)            3.00/month
         5.       Single-leg Call - Wholesale per minute charge    .0175/minute*
         6.       Double-leg Call - Wholesale per minute charge    .0350/minute*
         7.       Indavo Device (Enhanced Services Device) -           TBD upon
                  A communication device that provides users access    Market
                  to the I-Link Network                                Readiness


         *With additional surcharges for calls originating in a NECA area, or originating or terminating outside the continental United States i.e. Alaska, Hawaii, Puerto Rico or any international country as described on schedule 4.6(d).


         TWO YEAR ROLLING FORECAST
         -------------------------
         Big Planet's rolling forecast of Big Planet Customers and I-Link Network usage requirements shall be provided to I-Link in the following format:

          6 MONTH FORECAST
             1+ SERVICE
               State                NPA/NXX      Minutes      Day/Non-day
----------------------------------------------------------------------------
                 AL                  205525        1000          60/40
                                     205524        1000          60/40
                                     205526        1000          60/40
                                     205425        900           50/50

                 AZ                  602264        5000          80/20
                                     602285        1000          65/45
                                     480325        800           60/40
                                     480333        500           30/70

                                  SCHEDULE 4.3
                                       To
                  Wholesale Provider and Distribution Agreement
                               (See Schedule 4.16)

4.3      CURRENT DISTRIBUTION AGREEMENTS
---      -------------------------------

IBEX Marketing Agreement, dated June 30, 1999
IP Communications Corp. Master Agency Agreement, dated September 30, 1999 RecSport/Employee Savings.Com Marketing Agreement, dated June 30, 1999 Convergent Media Network CMN Master Agency Agreement, dated December 29, 1999 MagCom, Inc. Master Agency Agreement, dated October 20, 1999
GoSmallBiz.Com Master Agency Agreement, dated December 17, 1999 Telessentials/Telepower, dated October 4, 1999
Degnon Marketing, dated November 8, 1999
Kelly Christensen dba Commvision Agent Agreement, dated January 24, 2000 Infinity Group, Inc. Referral Compensation Agreement, dated October 1, 1999 Leading Source Marketing, LLC. Referral Compensation Agreement, dated
     September 20, 1999

                                  Schedule 4.9

                        Information (Data) to be Provided

                               Agency Feed Layout





                             TECHNICAL SPECIFICATION


                                       FOR


                               Agency Feed Layout
                                  Revision 6.0






PROJECT MANAGER:  Lori Olson
EXTENSION:        6869
E-MAIL:           lorio@bigplanet.net

TECHNICAL WRITER: Michelle Marshall
EXTENSION:        4404
E-MAIL:           michelle.marshall@bigplanet.net


                          PROPRIETARY AND CONFIDENTIAL

                                                               AGENCY FEED SPEC.
                                                                        REV: 6.0


                                TABLE OF CONTENTS

1. Document Summary............................................................1

     1.1 Header/Detail Data Record Requirements................................1

          1.1.1 First Record...................................................1

          1.1.2 Fields.........................................................1

          1.1.3 Feed Sequence Number...........................................1

          1.1.4 Country/State/Zip Codes........................................1

     1.2 Record Layouts........................................................2

          1.2.1 Order Header File Identifier Record Layout.....................2

          1.2.2 Order Header Data Record Layout................................2

          1.2.3 Order Detail File Identifier Record Layout.....................3

          1.2.4 Order Detail Data Record Layout................................3

2. General Affiliated Provider Requirements....................................4

     2.1 Sign-Up Process.......................................................4

     2.2 Sign-Up Feed and Billing Feed.........................................4

     2.3 Daily Data Feeds......................................................4





                          PROPRIETARY AND CONFIDENTIAL

                                                               AGENCY FEED SPEC.
                                                                        REV: 6.0


1.       DOCUMENT SUMMARY

This document provides information concerning the Agency Feed layout for Big Planet and its affiliates. It is important for affiliates to become familiar with these requirements and information in order to ensure clean data transfer between them and Big Planet.

1.1      HEADER, DETAIL, AND SUMMARY DATA RECORD REQUIREMENTS

Header records, Detail records, and Summary records are in separate files. Each Header data record has at least one associated Detail data record. Each order has exactly one Header data record and one or more detail data records. These files shall be sent to Big Planet via FTP. The FTP parameters shall be supplied by Big Planet.

1.1.1    FIRST RECORD

The first record of each file is a single identifier record. This record contains fixed length fields with no separator characters. The file containing the header records shall be named iissssss.H and the file containing the detail records shall be named iissssss.D, where:

         ii       =        VendorPrefix as defined below, for I-Link the Vendor
                           Prefix is defined as ii

         ssssss   =        IdentifierHFeedSerial as defined below

1.1.2    FIELDS

The fields in each data record are variable length with a maximum length specified. The fields are separated by single 0x09 characters (tab) and all leading and trailing blanks are removed. Leading zeros are removed from number fields.

The records are each separated by single 0x0A characters (linefeed).

When the MaxLen field contains a decimal, it should be interpreted as m.d, where the actual maximum length is m+d and there is an implied decimal point between d and d+1 characters left of the right end of the field. For example, if the spec is 3.2 and the content of the field is 12345, the field is interpreted as 123.45.

The VendorPrefix field is a 2-character literal supplied by Big Planet.

The IdentifierHVendorId field is a 9-character literal supplied by Big Planet.

The OrderNumber field is composed of the VendorPrefix supplied buy Big Planet followed by the vendor's order number (up to 18 alphanumeric characters for a total maximum of 20 characters).

                          PROPRIETARY AND CONFIDENTIAL

1.1.3    FEED SEQUENCE NUMBER

IdentifierHFeedSerial is a feed sequence number that is always six digits with leading zeros if necessary. It starts at 000001 and increments by 1 for each feed. This number is the same for both files in a given feed.

1.1.4    COUNTRY/STATE/ZIP CODES

The country code is to be set to `USA' for the United States. Other country codes will be defined as needed.

The state code is to be set to the standard 2-character USPS abbreviation for states in USA. State codes for other countries will be defined as needed.

The zip code is the postal code applicable to the country.

1.2      RECORD LAYOUTS

1.2.1    ORDER HEADER FILE IDENTIFIER RECORD LAYOUT

                                    MAXIMUM
              FIELD                 LENGTH           DESCRIPTION
----------------------------------- ---------- ---------------------------------
IdentifierSignature                 22         `BigPlanetAffiliateFeed'
----------------------------------- ---------- ---------------------------------
IdentifierVersion                   6          `000005'
----------------------------------- ---------- ---------------------------------
IdentifierVendorID                  9          Store VendorID
----------------------------------- ---------- ---------------------------------
IdentifierFeedSerial                6          Sequence number of this feed
----------------------------------- ---------- ---------------------------------
IdentifierType                      1          `H'
----------------------------------- ---------- ---------------------------------

1.2.2    ORDER HEADER DATA RECORD LAYOUT

                         MAXIMUM
      FIELD              LENGTH               DESCRIPTION
------------------------ ---------- --------------------------------------------
OrderNumber              20         Vendor OrderNumber
------------------------ ---------- --------------------------------------------
BigId                    10         Big Planet Customer ID
------------------------ ---------- --------------------------------------------
OrderDate                8          YYYYMMDD of date of order
------------------------ ---------- --------------------------------------------
NumberOfDetails          10         Number of detail records associated with
                                      this order
------------------------ ---------- --------------------------------------------
CustomerFirstName        255        First Name
------------------------ ---------- --------------------------------------------
CustomerLastName         255        Last Name
------------------------ ---------- --------------------------------------------
CustomerAddress1         255        Address1
------------------------ ---------- --------------------------------------------
CustomerAddress2         255        Address2
------------------------ ---------- --------------------------------------------
CustomerCity             255        City
------------------------ ---------- --------------------------------------------
CustomerState            255        State
------------------------ ---------- --------------------------------------------
CustomerZip              255        Zip Code
------------------------ ---------- --------------------------------------------
CustomerCountry          255        Country
------------------------ ---------- --------------------------------------------

                          PROPRIETARY AND CONFIDENTIAL

CustomerPhone            255        Phone
------------------------ ---------- --------------------------------------------
CustomerEmail            255        Email
------------------------ ---------- --------------------------------------------
ShipToFirstName          255        Name
------------------------ ---------- --------------------------------------------
ShipToLastName           255        Name
------------------------ ---------- --------------------------------------------
ShipToAddress1           255        Address1
------------------------ ---------- --------------------------------------------
ShipToAddress2           255        Address2
------------------------ ---------- --------------------------------------------
ShipToCity               255        City
------------------------ ---------- --------------------------------------------
ShipToState              255        State
------------------------ ---------- --------------------------------------------
ShipToZip                255        Zip Code
------------------------ ---------- --------------------------------------------
ShipToCountry            255        Country
------------------------ ---------- --------------------------------------------
ShipToPhone              255        Phone Number
------------------------ ---------- --------------------------------------------
Ship_Charge              10.2       Shipping Charges
------------------------ ---------- --------------------------------------------
Service_Charge           10.2       Service Charge
------------------------ ---------- --------------------------------------------
Relay_Charge             10.2       Relay Charge
------------------------ ---------- --------------------------------------------
Tax                      10.2       Sales Tax
------------------------ ---------- --------------------------------------------
Order_Amount             10.2       Order Total
------------------------ ---------- --------------------------------------------

1.2.3    ORDER DETAIL FILE IDENTIFIER RECORD LAYOUT

                                    MAXIMUM
     FIELD                          LENGTH            DESCRIPTION
----------------------------------- ------------ -------------------------------
IdentifierSignature                 22           `BigPlanetAffiliateFeed'
----------------------------------- ------------ -------------------------------
IdentifierVersion                   6            `000005'
----------------------------------- ------------ -------------------------------
IdentifierVendorID                  9            Store VendorID
----------------------------------- ------------ -------------------------------
IdentifierFeedSerial                6            Sequence number of this feed
----------------------------------- ------------ -------------------------------
IdentifierType                      1            `D'
----------------------------------- ------------ -------------------------------

1.2.4    ORDER DETAIL DATA RECORD LAYOUT

                            MAXIMUM
     FIELD                  LENGTH               DESCRIPTION
--------------------------- ------------ ---------------------------------------
OrderNumber                 20           Same as in Header
--------------------------- ------------ ---------------------------------------
DetailLineNumber            10           Detail line number in order
--------------------------- ------------ ---------------------------------------
BigId                       10           Big Planet Customer ID (same as in
                                           header)
--------------------------- ------------ ---------------------------------------
VendorId                    9            Store VendorID
--------------------------- ------------ ---------------------------------------
SKU                         255          Product Stock Number (-o = on-net,
                                           -f = off-net)
--------------------------- ------------ ---------------------------------------
Prod_QTY                    10           Prod_QTY
--------------------------- ------------ ---------------------------------------
Prod_Price                  10.2         Prod_Price
--------------------------- ------------ ---------------------------------------
PV                          10.2         Discount
--------------------------- ------------ ---------------------------------------
Prod_Description            255          Prod_Description
--------------------------- ------------ ---------------------------------------
Shipper                     255          Name of shipping company used
--------------------------- ------------ ---------------------------------------
ShipperTrackNumber          255          Shipper's tracking number
--------------------------- ------------ ---------------------------------------
ShipType                    255          Type of shipping (red, blue, express,
                                           etc.)
--------------------------- ------------ ---------------------------------------

                          PROPRIETARY AND CONFIDENTIAL

1.2.5    ORDER SUMMARY FILE IDENTIFIER RECORD LAYOUT

                           MAXIMUM
       FIELD               LENGTH           DESCRIPTION
-------------------------- ----------- -----------------------------------------
IdentifierSignature        22          `BigPlanetAffiliateFeed'
-------------------------- ----------- -----------------------------------------
IdentifierVersion          6           `000005'
-------------------------- ----------- -----------------------------------------
IdentifierVendorID         9           Store VendorID
-------------------------- ----------- -----------------------------------------
IdentifierFeedSerial       6           Sequence number of this feed
-------------------------- ----------- -----------------------------------------
IdentifierType             1           `S'
-------------------------- ----------- -----------------------------------------
NumberHeaders              20          Number of Header records provided in
                                         corresponding header record file
-------------------------- ----------- -----------------------------------------
NumberDetails              20          Number of Detail records provided in
                                         corresponding detail record file
-------------------------- ----------- -----------------------------------------

1.2.6    ORDER SUMMARY DATA RECORD LAYOUT

                       MAXIMUM
     FIELD             LENGTH              DESCRIPTION
---------------------- ------------- -------------------------------------------
SKU                    255           Product Stock Number
---------------------- ------------- -------------------------------------------
NumberSKU              20            Number of Products by SKU
---------------------- ------------- -------------------------------------------
Dollar SKU             20.2          Total Product Revenues by SKU
---------------------- ------------- -------------------------------------------
PVSKU                  20.2          Total Product PV by SKU
---------------------- ------------- -------------------------------------------

2.       GENERAL AFFILIATED PROVIDER REQUIREMENTS

This section provides general requirements for the affiliated providers.

2.1      SIGN-UP PROCESS

This sign-up process includes the capture of sponsor information and validation through the Big Planet interface. This interface is URL-based and available through the Internet. Big Planet acknowledges that I-Link's Order and Provisioning systems will not function if, for any reason, the Big Planet interface for validating sponsor information is unavailable or not operational.

2.2      SIGN-UP FEED, PV FEED, AND BILLING FEED

Provide separate sign-up and PV feed in the Big Planet format defined above in
Section 4.9 (the "Agency Feed Specification"). The defined format includes all necessary data/information for Big Planet to track and maintain customer and representative databases. Additionally, I-Link will provide billing and financial information through its current format for the wholesale billing, A/R, cash receipts, and customer billing files in accordance with Schedule 8.1.

2.3      DAILY DATA FEEDS

Daily customer subscription changes will be communicated in the sign-up feed or in a separate service change feed using the Big Planet format as defined above. Sign-up, PV, and service change feeds will be provided on a daily basis.



                          PROPRIETARY AND CONFIDENTIAL

                                 Schedule 4.4(a)
                                       To
              Wholesale Service Provider and Distribution Agreement



         Schedule 4.4(a) is omitted pursuant to an application for confidential treatment of such omitted material which has been filed separately with the Securities and Exchange Commission.

                                 Schedule 4.6(b)
                                       To
              Wholesale Service Provider and Distribution Agreement

4.65
         PASS THROUGH CHARGES
         --------------------
         All Pass Through Charges will be added to the wholesale bill I-Link provides to Big Planet and are defined as follows:

         1. PICC charges - Big Planet will reimburse I-Link for all PICC charges included in the retail billing to Big Planet customers.
         2. USF charges, state and federal - Big Planet will reimburse I-Link for all USF charges included in the retail billing to Big Planet customers through December 31, 2000 assuming the effective date is March 1, 2000. For each month the effective date goes beyond March 1, 2000, Big Planet's reimbursement of USF to I-Link shall extend one month beyond December 31, 2000.
         3. Set-Up Fees - Big Planet will reimburse I-Link for all set-up ($9.95 per customer) fees included in the retail billing to Big Planet customers.
         4. Bill-Me Option Fee - Big Planet will reimburse I-Link for all bill-me option fees ($2.00 per customer) included in the retail billing to Big Planet customers.
         5. In-Bound Toll-Free Costs - Big Planet will reimburse I-Link for the cost of in-bound toll-free costs to customer care and collections departments.
         6. Out-Bound Calls - Big Planet will reimburse I-Link for the cost of out bound calls made by the collections department to Big Planet customers.
         7. Amounts billed to end-user customers for which Big Planet is paid a commission i.e. Legacy Customers, net of the commission as calculated in section 6.4(c). These amounts shall include applicable telco taxes and tax compliance fees including applicable USF charges beyond December 31, 2000 as describe in 2.
         8. Other regulatory licenses and fees I-Link may have to remit based upon revenues generated by Big Planet's customers or the Legacy customers subsequent to the effective date.
         9. Payphone origination surcharges - Big Planet will reimburse I-Link for all pay phone origination surcharges included in the retail billing to Big Planet customers.

                                 Schedule 4.6(d)
                                       To
              Wholesale Service Provider and Distribution Agreement

4.6 (d)
         I-LINK PER MINUTE SURCHARGES TO BIG PLANET
         ------------------------------------------
         The following surcharges and rates apply to calls originating in a NECA area, or originating or terminating outside the continental United States i.e. Alaska, Hawaii, Puerto Rico or any international country as of January 6, 2000 and are subject to change with 30 days notice.


         NECA DESCRIPTION
         ----------------

The National Exchange Carrier Association, Inc. (NECA) is a private non-profit corporation serving the telecommunications industry. Formed at the direction of the Federal Communications Commission (FCC), NECA plays role in administering the FCC's access charge plan that helps insure that telephone service remains available and affordable in all parts of the country. NECA offers access charge revenue pools that local carriers can participate in. Any local carrier that participates in this pool is required to charge long distance companies a specific access charge. The Association decides this access charge and it includes averaged rates based on the companies' costs of providing interstate access service and forecasted demand quantities. These access charges are passed on to carriers. Most NECA members are telephone companies located in small rural communities

ORIGINATION SURCHARGES (IN ADDITION TO RATE/MINUTE DEFINED IN SCHEDULE 4.1)
-----------------------------------------------------------------------

-----------------------------------------------------------------------
ORIGINATION                                    SURCHARGE
---------------------------------------------- ------------------------
from Hawaii                                    0.02
---------------------------------------------- ------------------------
from Puerto Rico                               0.02
---------------------------------------------- ------------------------
from Alaska                                    0.23
---------------------------------------------- ------------------------
from US Virgin Islands                         0.02
---------------------------------------------- ------------------------
from Caribbean                                 0.25
---------------------------------------------- ------------------------
from Canada                                    0.25
---------------------------------------------- ------------------------
from NECA                                      0.08
---------------------------------------------- ------------------------

Termination Rates (includes the rate/minute defined in schedule 4.1)
---------------------------------- ------------
COUNTRY                            RATE/MIN
---------------------------------- ------------
Afghanistan                        0.99
---------------------------------- ------------
Alaska                             0.189
---------------------------------- ------------
Albania                            0.40
---------------------------------- ------------
Algeria                            0.39
---------------------------------- ------------
American Samoa                     0.40
---------------------------------- ------------
Andorra                            0.29
---------------------------------- ------------
Angola                             0.45
---------------------------------- ------------
Anguilla                           0.45
---------------------------------- ------------
Antarctica                         0.54
---------------------------------- ------------
Antarctica (Scott Base)            0.54
---------------------------------- ------------
Antigua (Barbuda)                  0.45
---------------------------------- ------------
Argentina                          0.42
---------------------------------- ------------
Armenia                            0.60
---------------------------------- ------------
Aruba                              0.33
---------------------------------- ------------
Ascension Island                   0.84
---------------------------------- ------------
Australia                          0.13
---------------------------------- ------------
Austria                            0.15
---------------------------------- ------------
Azerbaijan                         0.53
---------------------------------- ------------
Bahamas                            0.20
---------------------------------- ------------
Bahrain                            0.66
---------------------------------- ------------
Bangladesh                         0.83
---------------------------------- ------------
Barbados                           0.51
---------------------------------- ------------
Belarus                            0.40
---------------------------------- ------------
Belgium                            0.13
---------------------------------- ------------
Belize                             0.60
---------------------------------- ------------
Benin                              0.56
---------------------------------- ------------
Bermuda                            0.22
---------------------------------- ------------
Bhutan                             0.55
---------------------------------- ------------
Bolivia                            0.55
---------------------------------- ------------
Bosnia-Herzegovina                 0.38
---------------------------------- ------------
Botswana                           0.35
---------------------------------- ------------
Brazil                             0.36
---------------------------------- ------------
British Virgin Islands             0.36
---------------------------------- ------------
Brunei                             0.42
---------------------------------- ------------
Bulgaria                           0.45
---------------------------------- ------------
Burkina Faso                       0.65
---------------------------------- ------------
Burundi                            0.62
---------------------------------- ------------
Cambodia                           0.98
---------------------------------- ------------
Cameroon                           0.70
---------------------------------- ------------
Canada                             0.10
---------------------------------- ------------
Cape Verde Islands                 0.58
---------------------------------- ------------
Cayman Islands                     0.33
---------------------------------- ------------
Central African Republic           0.89
---------------------------------- ------------

---------------------------------- ------------
Chad                               1.11
---------------------------------- ------------
Chile                              0.25
---------------------------------- ------------
China                              0.39
---------------------------------- ------------
Christmas/Cocos Island             0.36
---------------------------------- ------------
Colombia                           0.39
---------------------------------- ------------
Comoros                            0.88
---------------------------------- ------------
Congo                              0.65
---------------------------------- ------------
Cook Island                        1.00
---------------------------------- ------------
Costa Rica                         0.29
---------------------------------- ------------
Croatia                            0.35
---------------------------------- ------------
Cuba                               0.69
---------------------------------- ------------
Cyprus                             0.33
---------------------------------- ------------
Czech Republic                     0.27
---------------------------------- ------------
Denmark                            0.14
---------------------------------- ------------
Diego Garcia                       0.55
---------------------------------- ------------
Djibouti                           0.85
---------------------------------- ------------
Dominica                           0.56
---------------------------------- ------------
Dominican Republic                 0.24
---------------------------------- ------------
Ecuador                            0.44
---------------------------------- ------------
Egypt                              0.60
---------------------------------- ------------
El Salvador                        0.40
---------------------------------- ------------
Equatorial Guinea                  0.95
---------------------------------- ------------
Eritrea                            0.99
---------------------------------- ------------
Estonia                            0.34
---------------------------------- ------------
Ethiopia                           0.99
---------------------------------- ------------
Faeroe Islands                     0.38
---------------------------------- ------------
Falkland Islands                   0.55
---------------------------------- ------------
Fiji Islands                       0.85
---------------------------------- ------------
Finland                            0.15
---------------------------------- ------------
France                             0.12
---------------------------------- ------------
French Antilles                    0.38
---------------------------------- ------------
French Guiana                      0.45
---------------------------------- ------------
French Polynesia                   0.59
---------------------------------- ------------
Gabon                              0.65
---------------------------------- ------------
Gambia                             0.58
---------------------------------- ------------
Georgia                            0.55
---------------------------------- ------------
Germany                            0.12
---------------------------------- ------------
Ghana                              0.48
---------------------------------- ------------
Gibraltar                          0.29
---------------------------------- ------------
Greece                             0.32
---------------------------------- ------------
Greenland                          0.48
---------------------------------- ------------
Grenada                            0.56
---------------------------------- ------------
Guadaloupe                         0.39
---------------------------------- ------------
Guam                               0.16
---------------------------------- ------------
Guantanamo Bay                     0.41
---------------------------------- ------------
Guatemala                          0.37
---------------------------------- ------------

---------------------------------- ------------
Guinea                             0.49
---------------------------------- ------------
Guinea Bissau                      0.78
---------------------------------- ------------
Guyana                             0.84
---------------------------------- ------------
Haiti                              0.56
---------------------------------- ------------
Honduras                           0.55
---------------------------------- ------------
Hong Kong                          0.11
---------------------------------- ------------
Hungary                            0.27
---------------------------------- ------------
Iceland                            0.22
---------------------------------- ------------
India                              0.65
---------------------------------- ------------
Indonesia                          0.42
---------------------------------- ------------
Iran                               0.85
---------------------------------- ------------
Iraq                               0.99
---------------------------------- ------------
Ireland                            0.14
---------------------------------- ------------
Israel                             0.20
---------------------------------- ------------
Italy                              0.17
---------------------------------- ------------
Ivory Coast                        0.89
---------------------------------- ------------
Jamaica                            0.59
---------------------------------- ------------
Japan                              0.15
---------------------------------- ------------
Jordan                             0.74
---------------------------------- ------------
Kazakhstan                         0.59
---------------------------------- ------------
Kenya                              0.65
---------------------------------- ------------
Kingstown                          0.59
---------------------------------- ------------
Kiribati                           0.84
---------------------------------- ------------
"Korea, South"                     0.19
---------------------------------- ------------
Kuwait                             0.72
---------------------------------- ------------
Kyrgystan                          0.58
---------------------------------- ------------
Laos                               0.81
---------------------------------- ------------
Latvia                             0.39
---------------------------------- ------------
Lebanon                            0.66
---------------------------------- ------------
Lesotho                            0.49
---------------------------------- ------------
Liberia                            0.46
---------------------------------- ------------
Libya                              0.39
---------------------------------- ------------
Liechtenstein                      0.18
---------------------------------- ------------
Lithuania                          0.39
---------------------------------- ------------
Luxembourg                         0.18
---------------------------------- ------------
Macao                              0.45
---------------------------------- ------------
Macedonia                          0.45
---------------------------------- ------------
Madagascar                         0.68
---------------------------------- ------------
Malawi                             0.48
---------------------------------- ------------
Malaysia                           0.25
---------------------------------- ------------
Maldives                           0.76
---------------------------------- ------------
Mali Republic                      0.85
---------------------------------- ------------
Malta                              0.24
---------------------------------- ------------
Marshall Islands                   0.45
---------------------------------- ------------
Martinique                         0.10
---------------------------------- ------------
Mauritania                         0.68
---------------------------------- ------------
Mauritius                          0.84
---------------------------------- ------------

---------------------------------- ------------
Mayotte Islands                    0.85
---------------------------------- ------------
Mexico 1                           0.25
---------------------------------- ------------
Mexico 2                           0.25
---------------------------------- ------------
Mexico 3                           0.25
---------------------------------- ------------
Mexico 4                           0.25
---------------------------------- ------------
Mexico 5                           0.25
---------------------------------- ------------
Mexico 6                           0.25
---------------------------------- ------------
Mexico 7                           0.25
---------------------------------- ------------
Mexico 8                           0.25
---------------------------------- ------------
Mexico City                        0.25
---------------------------------- ------------
Micronesia                         0.69
---------------------------------- ------------
Moldova                            0.46
---------------------------------- ------------
Monaco                             0.19
---------------------------------- ------------
Mongolia                           0.81
---------------------------------- ------------
Montserrat                         0.65
---------------------------------- ------------
Morocco                            0.52
---------------------------------- ------------
Mozambique                         0.49
---------------------------------- ------------
Myanmar (Burma)                    0.95
---------------------------------- ------------
Namibia                            0.45
---------------------------------- ------------
Nauru                              0.85
---------------------------------- ------------
Nepal                              0.85
---------------------------------- ------------
Netherlands                        0.12
---------------------------------- ------------
Netherlands Antilles               0.40
---------------------------------- ------------
Nevis                              0.49
---------------------------------- ------------
New Caladonia                      0.68
---------------------------------- ------------
New Zealand                        0.14
---------------------------------- ------------
Nicaragua                          0.55
---------------------------------- ------------
Niger                              0.64
---------------------------------- ------------
Nigeria                            0.74
---------------------------------- ------------
Niue Island                        1.15
---------------------------------- ------------
Norfolk Island                     0.56
---------------------------------- ------------
Norway                             0.14
---------------------------------- ------------
Oman                               0.72
---------------------------------- ------------
Pakistan                           0.78
---------------------------------- ------------
Palau                              0.65
---------------------------------- ------------
Panama                             0.53
---------------------------------- ------------
"Papau, New Guinea"                0.39
---------------------------------- ------------
Paraguay                           0.65
---------------------------------- ------------
Peru                               0.47
---------------------------------- ------------
Philippines                        0.35
---------------------------------- ------------
Poland                             0.33
---------------------------------- ------------
Portugal                           0.28
---------------------------------- ------------
Qatar                              0.68
---------------------------------- ------------
Reunion Island                     0.49
---------------------------------- ------------
Romania                            0.43
---------------------------------- ------------

---------------------------------- ------------
Russia                             0.39
---------------------------------- ------------
Rwanda                             0.89
---------------------------------- ------------
Saipan                             0.26
---------------------------------- ------------
San Marino                         0.35
---------------------------------- ------------
Sao Tome                           0.99
---------------------------------- ------------
Saudi Arabia                       0.75
---------------------------------- ------------
Senegal                            0.85
---------------------------------- ------------
Seychelles                         0.95
---------------------------------- ------------
Sierra Leone                       0.85
---------------------------------- ------------
Singapore                          0.21
---------------------------------- ------------
Slovakia                           0.33
---------------------------------- ------------
Slovenia                           0.30
---------------------------------- ------------
Solomon Islands                    0.72
---------------------------------- ------------
Somalia                            0.79
---------------------------------- ------------
South Africa                       0.41
---------------------------------- ------------
Spain                              0.18
---------------------------------- ------------
Sri Lanka                          0.74
---------------------------------- ------------
St. Helena                         0.76
---------------------------------- ------------
St. Kitts                          0.44
---------------------------------- ------------
St. Lucia                          0.56
---------------------------------- ------------
St. Pierre/Miquelon                0.36
---------------------------------- ------------
St. Vincent/Granadines             0.56
---------------------------------- ------------
Sudan                              0.46
---------------------------------- ------------
Suriname                           0.85
---------------------------------- ------------
Swaziland                          0.33
---------------------------------- ------------
Sweden                             0.11
---------------------------------- ------------
Switzerland                        0.13
---------------------------------- ------------
Syria                              0.73
---------------------------------- ------------
Taiwan                             0.20
---------------------------------- ------------
Tanzania                           0.53
---------------------------------- ------------
Thailand                           0.42
---------------------------------- ------------
Togo                               0.80
---------------------------------- ------------
Tonga                              0.88
---------------------------------- ------------
Trinidad/Tobago                    0.55
---------------------------------- ------------
Tunisia                            0.49
---------------------------------- ------------
Turkey                             0.33
---------------------------------- ------------
Turkmenistan                       0.58
---------------------------------- ------------
Turks and Caicos                   0.53
---------------------------------- ------------
Tuvalu                             0.85
---------------------------------- ------------
Uganda                             0.44
---------------------------------- ------------
Ukraine                            0.39
---------------------------------- ------------
United Arab Emirates               0.43
---------------------------------- ------------
United Kingdom                     0.10
---------------------------------- ------------
Uruguay                            0.56
---------------------------------- ------------
US Virgin Islands                  0.089
---------------------------------- ------------
Uzbekistan                         0.59
---------------------------------- ------------

---------------------------------- ------------
Vanuatu                            0.94
---------------------------------- ------------
Vatican City                       0.10
---------------------------------- ------------
Venezuela                          0.36
---------------------------------- ------------
Vietnam                            0.97
---------------------------------- ------------
Wallis and Futuna                  0.48
---------------------------------- ------------
Western Samoa                      0.68
---------------------------------- ------------
Yemen Peoples                      0.91
---------------------------------- ------------
Yugoslavia                         0.40
---------------------------------- ------------
Zaire                              0.66
---------------------------------- ------------
Zambia                             0.57
---------------------------------- ------------
Zimbabwe                           0.38
---------------------------------- ------------

                                  SCHEDULE 4.13
                                       To
              Wholesale Service Provider and Distribution Agreement


         I-LINK MARKS
         ------------

         V-Link Access
         V-Link Access One
         V-Link Calling
         V-Link One
         Info Central
         Back Office
         Team Messaging

                                  SCHEDULE 4.14
                                       To
              Wholesale Service Provider and Distribution Agreement

         THE FOLLOWING SETS FORTH THE CURRENT PROBLEM RESOLUTION PROCEDURE THAT BIG PLANET AND I-LINK ARE TO USE IN REPORTING AND RESOLVING PROBLEMS WITH THE ENHANCES SERVICES NETWORK OR ENHANCED SERVICES. THESE PROCEDURES MAY BE MODIFIED FROM TIME TO TIME BY I-LINK.

SERVICE LEVEL AGREEMENT AND PROBLEM RESOLUTION.
----------------------------------------------

All problems and outages are initially categorized as one of the following:

LEVEL 1 -   There are problems with individual Enhanced Services products, product components or individual end-user customer accounts.

LEVEL 2 -   The Enhances Services Network or Enhances Services are
            experiencing regional outages.

LEVEL 3 -   The entire Enhanced Services Network is experiencing an outage or is causing critical impact to business operations if service is not restored quickly.

RESPONSE CENTERS.
----------------

I-Link maintains three response centers:

I-LINK'S CUSTOMER CARE CENTER is staffed 24 hours a day, 7 days a week and provides Level and Level 2 end-user customer support. The Customer Care Center generally resolves all Priority 1 issues. If the Customer Care Center is unable to resolve a Level 1 issue it is escalated to the NOC. If a Level 2 or Level 3 problem is reported to the Customer Care Center it is forwarded directly to the NOC.

I-LINK'S NETWORK OPERATIONS CENTER (NOC) is staffed 24 hours a day, 7 days a week and is designed to respond to all types of problems and outages. I-Link's NOC interacts with the Customer Care Center, the Network Administrators and third party network facilities. It does not interact with end-user customers. The NOC receives Level 2 and Level 3 "Trouble Tickets" from the Customer Care Center and interacts with the Network Administrators or Third-party network facilities as required to resolve the problem or outage.

I-LINK'S NETWORK ADMINISTRATORS are on call 24 hours a day, 7 days a week and respond to all Level 2 & 3 Trouble Tickets which require internal problem resolution rather than resolution by third-party carriers or vendors.

RESOLUTION/EDCALATION PROCESS.
-----------------------------

         All end-user customer problems or outages are to be reported to the Customer Care Center. Generally the Customer Care Center can resolve all Level 1 problems. Level 2&3 problems are escalated to the NOC. The NOC determines whether the problem is with I-Link's Enhanced Services in which case the problem is forwarded to the Network Administrators, which work to resolve the problem. If the problem involves a third-party carrier or vendor the NOC interacts with the appropriate third-party network facility(ies) of the underlying carrier or vendor. The Network Administrators and third-party network facilities report back to the NOC. The NOC reports back to the Customer Care Center concerning the resolution of Level 2 and Level 3 problems.

         The NOC will notify Big Planet's network operation center ("BP's NOC") within fifteen (15) minutes or sooner of all Level 2 and Level 3 problems, promptly forward to BP's NOC all updates on the resolution of all Level 2 and Level 3 problems as and when the NOC receives such updates and promptly notify BP's NOC when all Level 2 and Level 3 problems are resolved. All such notifications shall be e-mailed to BP's NOC at:

                    _________________________{Name of BP's NOC contact person}
                                _____________{contact person's title}
                                _____________{contact person's e-mail address}
                                _____________{contact person's telephone number}

         Additionally BP's NOC may contact I-Link's NOC 24 hours a day, 7 days at 1-800-________ to obtain further updates or information.

                                  SCHEDULE 4.16

                        Big Planet Non-competing Products

Current or near term products:

Long Distance Telecommunications
Pre-paid Calling Cards
Wireless Services (near term), including but not limited to wireless electronic mail
Pagers and Paging Services
Internet Service and related services, including but not limited to electronic mail
Dynamic Web Pages
Internet Access connection devices and appliances
E-commerce merchandising

                                  SCHEDULE 5.1
                                       To
              Wholesale Service Provider and Distribution Agreement

ORDERING AND PROVISIONING
-------------------------

I-LINK AGREES TO PERFORM ORDER AND PROVISIONING SYSTEM FUNCTIONS AND AGREES THAT WITH RESPECT TO SUCH PERFORMANCE, I-LINK SHALL MEET OR EXCEED THE SERVICE LEVELS SET FORTH IN THIS EXHIBIT "G."

These service levels shall not apply in the event Big Planet elects to provide any portion of the Order and Provisioning System functions on its own behalf. Specifications and interface requirements shall be jointly developed and built by I-Link and Big Planet under the terms of this Agreement.

The following service levels shall apply to the indicated Order and Provisioning
System:

NEW CUSTOMER ORDER ENTRY AND PROVISIONING

On a monthly basis, Ninety percent (90%) of all on-line orders for Enhanced Services, but not the "V-Link calling" product, submitted to the Order and Provisioning System via the jointly-developed specifications and interface, will be taken, recorded, processed, and provisioned within 30 minutes of order submission. The remaining ten percent (10%) will be processed within 24 hours.

Ninety percent (90%) of all on-line orders for "V-Link calling" submitted to the Order and Provisioning System via the jointly-developed specifications and interface, will be taken, recorded, processed, and provisioned within 24 hours of order submission. The remaining ten percent (10%) will be processed within 72 hours.

I-Link will notify Big Planet within one (1) hour of the Ordering and Provisioning system becoming inoperable due to failure of components directly within I-Link's control. For a failure of components and systems external to I-Link which cause the Ordering and Provisioning system to become inoperable, I-Link will notify Big Planet within one (1) hour of I-Link being notified by vendors of those failures.

I-Link will make order confirmation files available to Big Planet upon Big Planet's reasonable request.

                                Schedule 6.1 (c)
                                       To
              Wholesale Service Provide and Distribution Agreement

6.1(c)   I-LINK REPRESENTATIVE LATERAL TRANSFER RULES2
------   ---------------------------------------------

I-LINK LLC REPRESENTATIVES WHO ARE CURRENTLY RECEIVING COMPENSATION FROM AND HAVE ACHIEVED THE FOLLOWING QUALIFIED RANK AS DEFINED IN THE I-LINK SALES COMPENSATION PLAN, WITH SALES VOLUMES IN THE LAST FULL VOLUME MONTH AS INDICATED (EXCEPT THOSE REPRESENTATIVES EARNING THE SENIOR MARKETING DIRECTOR TITLE IN THE CURRENT I-LINK LLC PROMOTION), WILL TRANSFER AND RECEIVE THE BIG PLANET PAID AS TITLE AND BE GRACED FROM THE NORMAL GROUP VOLUME AND FRONT LINE EXECUTIVE BREAKAWAY REQUIREMENTS FOR THE TIME PERIOD INDICATED AS DEFINED IN THE BIG PLANET COMPENSATION PLAN:


I-LINK QUALIFIED RANK               I-LINK SALES VOLUME       BIG PLANET PAID AS TITLE  GRACE MONTHS

Presidential Advisory Council       None                      Presidential Director         12
National Marketing Director         None                      Presidential Director         12
Executive Marketing Director        None                      Vice-Presidential Director     9
Senior Marketing Director        > $2000                      Senior Director                3
Senior Marketing Director        < $2000                      Director                       3
Managing Director                > $2000                      Executive                      3
Senior Marketing Director           N/A                       Executive                      3
(Current Promotion)
All other Representatives           None                      Representative               N/A


BIG PLANET RESERVES THE RIGHT TO EVALUATE I-LINK LLC REPRESENTATIVES AND SET THEIR BIG PLANET PAID AS TITLE AND NUMBER OF GRACE MONTHS ON A CASE BY CASE BASIS, BUT IN CASE WILL THE BENEFIT TO THE INDIVIDUAL I-LINK LLC REPRESENTATIVE BE LESS THAN INDICATED ABOVE.

                                  Schedule 6.6
                                       To
              Wholesale Service Provider and Distribution Agreement

6.6      CUSTOMER SUPPORT PERSONNEL - TRAINING MANUAL
---      --------------------------------------------

                             CLASS OUTLINE - DAY ONE
                             -----------------------

I.       Welcome

         a.       Introduce myself and training department

II.      Introductions

         a.       Agents introduce and give quick bio's

III.     Overview of I-Link Worldwide

         a.       I-Link Story

         b.       Mission Statement

         c.       Leadership

IV.      Overview of policies and procedures (Handouts)

         a.       Give my DID (741-9953), during training use only.

         b.       Call in Line (238-0887)

         c.       Attendance Policy

         d.       Training absentee policy

         e.       Dress Code

         f.       Benefits (Free drinks)

V.       Set up Logins

         a. Passwords are in place for 45 days; it is a good idea to change when prompted to by the system.

         b.       Use passwords that easy for you to remember

         c.       Time clock

I.       Outlook

         a.       Explanation of email

         b.       Private folders

         c.       Sending and receiving

         d.       Moving from one place to another

         e.       NO COMPANY WIDE SENDING!

         f.       Calendar, how to set reminders

       BREAK (15MINUTES)

VI.      Overview of V-Link

         a.       Define

                      V-Link is I-Link's revolutionary new Enhanced Communication Services product. V-LINK offers subscribers a host of very powerful communications tools to help them simplify their lives as well as the ability to place long distance calls on the integrated V-LINK network. A V-LINK subscriber can place calls, manage voice messages and faxes, leave messages for family and colleagues, set up conference calls, and even help callers to locate them when away from the office. V-LINK allows you to manage your life and how people communicate with you.

         b.       Communication

                  i.       What is communication?

                  ii.      How do we communicate?

                  iii. V-Link can integrate all of these communication devices.

                           1.       Traditional Phone

                           2.       Fax

                           3.       Email

                           4.       Cell Phone

                           5.       Pager

                           6.       Internet

         c.       V-Link Video

VII.     Personal Accounts

VIII.    Close

CLASS OUTLINE  - DAY TWO

IX.      Login

X.       Review

         a.       Definition of V-Link

         b.       Communication and V-Link

         c.       Video Q&A

XI.      Overview of V-Link

         a.       One Number

         b.       Unified Messaging

         c.       Enhanced Calling

         d.       Visual V-Link

         e.       Packs

XII.     The IR Connection

         a.       Network Marketing

         b.       Commissions

         c.       IR Service Department

XIII.    V-Link Practice

         a.       Personal account information

         b.       General overview (V-Link Quick Guide)

         c.       Login and navigate

II.      Visit from Tom

XIV.     Quiz/Homework

XV.      Close

                            CLASS OUTLINE - DAY THREE
                            -------------------------

I.       Login

II.      Review

         A.       What is V-Link?

                  1. V-Link is an intelligent communications tool that allows you to integrate all major communications tools in to one.

         B.       What are the 5 basics in V-Link?

                  1.       One Number

                  2.       Unified messaging

                  3.       Enhanced calling

                  4.       Visual V-Link

                  5.       Packs

         C.       What is an IR?

                  1. An IR is an Independent Representative that sells our product.

III.     Intro to Visual V-Link

         A. Visual is free to users and allows you to see your account visually and can be easier to work with than through the phone

         B.       www.i-linkww.net
                  ----------------

         C.       Log into Visual with your user id and pass code

         D.       Main screen overview

         E.       Check Messages

         F.       Send messages

         G.       Personal Options

         H.       FOD and VOD

         I.       Customer Service

IV.      BREAK (15 MINUTES)

V.       Continue Visual V-Link

         A.       Personal Options/Edit Options

                  1.       Other

                           a)       Name

                           b)       Time Zone

                           c)       Default email address

                           d)       Auto forward to email

                           e)       Email notification address

                           f)       Skip message stamp

                           g)       Show only new/saved

                           h)       Set the account unavailable

                           i)       Call follow me's simultaneously

                           j)       Allow toll free general access

                           k)       Stream audio for Mac (AIFF)

                           l)       Voice Broadcasts

                                    (1)      Get confirmations

                                    (2)      No recipient delay

                  2.       Greetings

                           a)       Name

                           b)       Personal

                           c)       Alternate

                  3.       Group

                           a)       Name/number

                           b)       New Group List

                           c)       Beginning/previous/next/end

                  4.       Pass code

                           a)       Pass code

                           b)       Confirm pass code

                  5.       Phone Numbers

                           a)       Personal Operator

                           b)       Direct Login

                           c)       Message Notify

                           d)       Follow me 1-5

                           e)       Attempt length

                           f)       Schedule

                  6.       Fax

                           a)       Default fax number

                           b)       Auto Forward Faxes

                           c)       Fax Header

                  7.       Pager

                           a)       Pager number

                           b)       Pager schedule

                           c)       Pager type

                           d)       Page urgent only

                           e)       Max pager frequency

                           f)       Pager login (*= 1 sec. Pause)

                           g)       Pager message

                           h)       Last Paged

                  8.       Speed dial

                           a)       SPD 1-9

                           b)       Name

                           c)       Number

VI.      Review

         A.       Q&A about Visual

         B.       Q&A anything re: V-Link

         C.       Keeping logins and other numbers straight

VII.     BREAK (15MINUTES)

VIII.    Tagging

IX.      Homework

X.       Close

                            CLASS OUTLINE - DAY FOUR
                            ------------------------

I.       Login

II.      Review

         A.       What are the benefits of using Visual V-Link?

         B.       How do you access Visual V-Link?

         C.       What are the limitations of Visual V-Link?

         D. Under what personal option would you find email notification address?

         E.       How many speed dial numbers can you have?

III.     Explanation of menu set-up

         A.       Messaging Services

         B.       Personal Options

         C.       Availability

         D.       Outbound calling

IV.      BREAK (15 MINUTES)

V.       Continue Explanation

VI.      Hands on Exercise

         A.       Login

         B.       Record greetings

         C.       Change pass code

         D.       Call and leave yourself a message

         E.       Forward a message into VOD

         F.       Send yourself a Fax

         G.       Forward that fax message into your FOD

         H.       Set up a group list of class user id's

         I.       Send a Voice broadcast to the class

         J.       Set up @ least three follow me numbers

         K.       Set up auto forward to email

         L.       Turn on Advanced user options

         M.       Place a call

         N.       Send that caller to voicemail

         O.       Make a conference call

VII.     BREAK (15MINUTES)

VIII.    Review of Terms

         A.       Handout Terms

IX.      Written Quiz

X.       Close

         A.       Have them try doing the hands on again at home.

         B.       Come to class with at least 5 v-link questions

                            CLASS OUTLINE - DAY FIVE
                            ------------------------

XI.      Review Days 1-4

         A.       V-Link overview

                  1.       What is V-Link

                  2.       V-Link One Menu Structure (SEE ATTACHMENT)

                  3.       Getting around in V-Link

                           a) * Is used to back up one menu level or to cancel an action in progress.

                           b) # Is used to tell the system that you are done entering information, or to move forward.

                           c) OO used to put a caller on hold and also to go to the call connect menu.

                  4.       Explaining V-Link to customers

                           a) One Number: Callers can still reach the customer at all their specified numbers (fax, call etc), V-Link simply brings all those numbers to one place, your one number. This number allows the caller to follow or find you or to leave a message (fax or voice and also to access documents or messages you have store through your account

                           b) Caller Options: A caller has several options available to them when they call your one number: 1. Find you 2. Leave a message 6. Access VOD (if you have a service pack) 7. Access FOD (if you have a service pack) 8. transfer to your personal operator

         B.       Features: Logging into account

                  1.       Dial into your DID, PTF, one number

         C.       Features: Personal options

                  1. Recording your Primary (available) and unavailable greeting

                           a) In order for the caller to hear the proper greeting you must specify your availability

                  2.       Recording your name

                           a) Two uses: when you send messages to other V-Link subscribers and when you have message notification to inform you that you have a message. If you don't record your name the system will use your V-link ID instead.

                  3.       Changing your pass code

                           a)       Must be 4-8 digits long

                  4.       Availability

                           a)       The default setting is available

                  5.       Follow me numbers

                           a) Never use your one numbers as a follow me #. This creates a "loop".

                           b) When you set a follow me number you must "enable" the number for it to work.

                           c) Disabling your follow me numbers does not change your availability.

                           d) After the system tries to find you, if you do not pick up, it will automatically transfer the caller to voicemail.

                           e) Options: disable/enable, rings, how it rings, hours to use.

                  6.       Fax Number

                           a) When you program your Default fax number it does not mean you have it auto forwarded, you have to select that option.

                           b)       You can also auto forward to email

                  7.       Personal Operator

                           a) After you set your Personal Operator you must enable it to work.

                  8.       Message notification number

                           a)       By default the message notification is
                                    disabled

                  9.       Pager number

                           a)       Setting a pager with pin

                           b) The default message sent to your pager is 5555.

                  10.      Message notification by email

                  11.      Group List

                           a) Do not include fax numbers with groups that contain voice numbers.

                           b)       256 Group lists. 256 people in list

                           c) You can not include int'l numbers in a group list

                           d) V-Link One group lists only support user ID's in group lists, however the service pack supports phone and fax numbers in group lists.

                  12.      Direct login number

                           a) Use with caution if you have your direct login call forwarded to your v-link account.

                           b) Make sure that others that use your direct login number do not also know your V-Link number, as they will have full access to your account.

                  13.      Advanced user options

                           a)       Advantages

                           b) Options: Storing messages in 2 boxes (on), no # confirmation when deleting a message
                                    (on), no date/time stamp (on), broadcast confirmation (on), rescheduling broadcasting
                                    (on)

                  14.      General Toll Free Access

                           a)       No longer available

         D.       Features: Messaging services

                  1.       Checking your voice and fax messages

                           a) You can store up to 200 messages in your inbox.

                           b) Other v-link subscribers can send email to your account. This will be received as fax messages

                           c)       Options after hearing a message:

                                    (1)      8: reply to sender (must be a
                                             v-link subscriber)

                                    (2)      7: delete

                                    (3)      9: save

                                    (4)      # skip to the next message

                                    (5)      2: play last message (this is the
                                             last message in your inbox

                                    (6)      6: forward the message; this allows
                                             you to send it to another V-link
                                             ID. Telephone number, or group list

                                    (7)      4: replay message

                                    (8)      Play the date stamp (useful if
                                             advanced is turned on)

                                    (9)      3: Call the sender; this will allow
                                             you to caller regardless if a
                                             V-Link customer as long as they do
                                             not have caller id block.

                  2.       Sending voice and fax messages

                  3.       Sending a voice with fax attachment

                  4.       Auto forwarding messages to email

         E.       Features: Enhanced calling

                  1.       Placing a call

                           a) If you are going to be making multiple calls from your account you will want to press 00, 5, and # to end a call and move on to the next call.

                  2.       Speed Dial

                           a)       Can have up to 9 speed dial numbers.

                           b) If someone calls your one number and their number is also one of your speed dial numbers they will not be asked to record their name and instead you will hear the recorded name you used for that speed dial number.

                  3.       Hold feature

                           a)       Pressing 00 does this.

                           b) If you place more than one caller on hold at one time, the last caller put on hold becomes the current caller on hold.

                           c) If you have several people on hold, press # to scroll through the callers to select which one to connect to.

                           d) Call Whisper feature identifies each caller on hold.

                  4.       Standard Conference Calling

                           a) There is an advanced conference-calling menu that is currently unavailable to customers.

                  5.       Managing calls

                           a) You do this by accessing the call connect menu. (00)

                           b) You can transfer a caller to voicemail, to another number, personal operator, redial the last caller and disconnect the current caller.

         F.       Features: On Demand / Broadcasting

                  1. These services are only available by purchasing the service pack.

                  2.       Voice On Demand (VOD)

                           a) When you create a voice on demand message you need to record a title for that document so the caller makes the appropriate choice.

                           b) You can record up to 90 VOD and they can be up to 15 minutes in length.

                           c)       You can not edit the message. You must
                                    re-record.

                           d) You also have the option from within your account to access other's VOD and FOD.

                  3.       Fax On Demand (FOD)

                           a) When you create a fax on demand message you need to record a title for that document so the caller makes the appropriate choice.

                           b)       You can create up to 90 FOD documents.

                           c) After you set up the document number and have recorded a title you can send the fax document from a fax machine.

                           d) You can not add pages to an existing FOD. You must replace the entire Fax.

                           e)       There is no limit to pages in a FOD.

                  4.       Voice Broadcasting

                           a) If you have purchased the service pack you can send voice messages to a group list containing both V-Link ID numbers and regular 10 digit telephone numbers.

                           b) Make sure that a group list that you are sending a Voice Broadcast to does not include a fax number

                           c) A broadcast message will attempt to call the number a total of 9 times within a 9-hour period (3 -15min attempts every 3 hours).

                           d) Voice Broadcasts will be sent from 9:00 a.m. until 9:00 p.m. depending on the time zone of the sender.

                           e) Confirmation: Through the advanced user menu option you can set it for confirmation that your recipients received the message.

                           f) Rescheduling a broadcast: If you have advanced user option on then a caller that receives your message will have the option to schedule it for another time. Otherwise the will either have to choose to hear it or disconnect.

                           g) Never want to send a Voice broadcast to a DID or v-link one number because the recipient has to press a number to receive it. However, you can send it internally to V-Link ID's.

                  5.       Fax Broadcasting

                           a) You must be calling from a fax machine to use this feature.

                           b) If you have purchased the service pack you can send fax messages to a group list containing both V-Link ID numbers and regular 10 digit fax numbers

         G.       Definition of Terms (SEE ATTACHMENT)

         H.       Ways to access account

                  1.       Phone: Advantage/Disadvantage

                  2.       Visual V-Link: Advantage/Disadvantage

XII.     BREAK (15 MINUTES)

XIII.    The Big Picture

         A.       Integrating features within V-Link

                  1. How do the following features work together within V-Link:

                           a)       Direct Login and Speed dial

                           b)       Advanced User options and Voice Broadcasting

                           c)       Conference Calling and Call Whisper

                           d)       Recorded name and message notify

         B.       Troubleshooting:

                  1.       My Follow me isn't working

                  2.       Pager isn't working

                  3.       Can't hear messages on Visual V-Link

                  4. When people call my one number they don't have the option to find me, why?

                  5.       Why aren't my fax messages going to my default fax?

XIV.     BREAK (15 MINUTES)

XV.      Tagging

         A.       Tagging task (HANDOUT)

XVI.     IX. Review of Day 5

         A.       Questions and answers

XVII.    Quiz (written) (SEE HANDOUT)

XVIII.   Close

         A.       Checkpoint

         B.       Preview of week two

                             CLASS OUTLINE - DAY SIX

I.       Review

         a.       What is a "one number"?

         a.       What options do people that call your V-Link number have?

                  i.       Find you

                  ii.      Leave a message

                  iii.     Send a Fax

                  iv.      Send an email

                  v.       Access VOD

                  vi.      Access FOD

                  vii.     Transfer to your personal operator

         b.       What main menu options would I go to change my pass code?

                  i.       3, 3

         c.       How many numbers can be in a group list?

                  i.       256

         d.       What How many messages can I have in my unified inbox?

                  i.       200 total (Voice and Fax)

         e. In order to use Voice broadcasting to it's full potential what subscriptions do I need?

                  i.       V-Link One and a service pack

II. Calling and provisioning

         b.       Traditional Long Distance

                  i. Customers before Sept. 11th can have traditional One plus service with us.

                  ii.      Rates

                  iii. One plus outages and service issues need to be transferred to our provisioning dept.

                  iv.      We have three different One plus customers:

                           1.       ILOP01

                                    a.       These customers signed up before
                                             1/11/99 and pay a slightly
                                             different rate than other 1+
                                             customers.

                           2.       ILOP02

                                    a.       Theses customers signed up after
                                             1/11 and therefore pay 8.9 state to
                                             state (interlata) and in state
                                             (intralata) varies.

                           3.       FW1+

                                    a.       These customers signed up for an
                                             old plan that was called Cascade
                                             and pay 7.9 interlata and intralata
                                             varies.

         c.       V-Link Calling Only

                  i. Some customers choose not to have V-Link enhanced features, they just want calling.

                  ii.      There are three different calling plans

                           1.       Vcall01: $4.95/6.9

                           2.       Vcall02: $14.95/4.9

                           3.       Vcall03: $149.95/ Flat rate

                  iii.     General access numbers for calling plans

                           1.       Vcall01 and 02: 1-800-372-1303

                           2.       Vcall03 (Flat Rate): 1-888-792-2255

                  iv.      Authorization code

                           1.       14 digit code = v-link id+ pass code

                           2. Important to note that the pass code may not be the same as your V-Link One pass code

                           3. Auth Code is used when the customer is away from their associated number (i.e. hotel)

                           4. Associated numbers (WTN): a number that is recognized by V-Link so that the customer gets a dial tone when dialing through the general access number.

                  v.       Troubleshooting/ Error Codes (handout )

                           1.       Error 202

                           2.       Error 342

                           3.       Error 219

                           4.       Siren Tone

                           5.       Call cannot be completed...

                           6.       Error 207

                           7. WTN is associated but customer is still getting a high pitch tone

         d.       Toll Free Numbers (handout resp org)

                  i.       Traditional (ring to)

                           1. This is a toll free (800) number that rings to a home or office number allowing the caller to cal you free of charge.

                           2.       This traditional rate is 12.9 within 48
                                    states

                           3. Traditional toll free and service issues need to be transferred to our provisioning dept

                  ii.      PTF (V-Link One)

                           1. This is a V-Link One Number. This toll free number points to a V-Link account.

                           2.       The PTF rate varies from 3.9-6.9 cpm

                  iii.     Responsible Organization Form

                           1. This form is required to bring a traditional toll free to I-Link and turn it into a PTF.

                           2. We service existing (9/11) traditional customers but no longer take on outside traditional toll free unless they will become a PTF.

BREAK (15 MINUTES)

II.      Pricing and Services ( handout)

         a.       Payment Options

                  i.       All customers must sign up with a Credit card

                  ii.      Customers will have three payment options:

                           1.       Credit Card

                           2.       Automatic Checking Withdrawal (ACW)

                           3.       Monthly Invoice ($4.00 charge) (Check)

         b.       V-Link calling Plans:

                  i.       $4.95 - 6.9 cpm - 2 wtn's

                  ii.      $14.95 - 4.9 cpm - 2 wtn's

                  iii.     $149.95 - flat rate - 1 wtn

         c.       V-Link One

                  i.       Monthly fee (MSF) - $9.95

                  ii.      General Rate - 6.9 cpm

         d.       Surcharges

                  i.       Within V-Link One surcharges may apply

                  ii.      PR/Hawaii/USVI 2 cpm (originating and terminating)

                  iii.     Origination only Surcharges

                           1.       Alaska        23cpm

                           2.       Canada        25cpm

                           3.       NECA          8cpm

         e.       Usage Packs

                  i.       All usage packs must be paid for by CC.

                  ii.      Minutes are only good for that billing cycle ONLY.

                  iii.     500 minute $19.95

                  iv.      1025 minute $39.95

                  v.       2300 minute $89.95

                  vi.      3600 minute $139.95

                  vii.     4900 minute $189.95

                  viii.    Overage rate is 6.9 cpm

                  ix.      Surcharges may apply

         f.       Service Packs

                  i.       VOD/FOD/Broadcasting

                  ii.      $9.95 monthly (MSF)

         g.       IR products ( Have to be ordered with V-Link One)

                  i. Info central ($10.00) : this allows IR's to hear and receive bulletins and have access to IR ONLY FOD

                  ii. Back office ($20.00): This allows IR's to access their genealogy. This subscription includes Info Central

                  iii. Team messaging ($35.00): This allows IR's to easily create fax or voice distribution lists of other V-Link subscribers. Group lists are generated automatically. This subscription includes Info and Back office.

                  iv.      Webcentre ($15.95): This is an IR's website.

         h.       Easy Start

                  i.       NEW customers only

                  ii. New customers have the ability to try out V-Link One for a trial period at very little cost.

                  iii.     Have to sign up over a webcentre with a Credit card

                  iv.      Have 2 billing periods to use

                  v.       No MSF or Set up fee

                  vi.      250 minutes (usage pack) for $9.95

                           1.       100 minutes the first billing cycle

                           2.       150 minutes the second billing cycle

                           3.       Overage is 6.9 cpm

                  vii. At end of 2 billing cycle customer is converted to a regular V-Link One account with a 500 minute usage pack ($29.90 monthly)

         i.       Jump Started customers (handout)

                  i.       Old products

                           1.       Access

                                    i.       Messaging only: Free inbound to DID
                                             (DID in Red area or PTF in
                                             blue/green for 5.00 and 7cpm)

                           2.       Access One

                                    i.       Enhanced Services including
                                             VOD/FOD: Free inbound to DID (DID
                                             in Red area or PTF in blue/green
                                             for 5.00 and 7cpm)

                  ii.      Old rates

                           1.       Access

                                    a.       $4.95     4.9-6.9 (depending color
                                             area)

                           2.       Access One

                                    a.       $14.95    4.9 -6.9 (depending on
                                             color area)

                  iii.     Choices

                           1.       Access Jump Start:

                                    a.       These customers can choose to try
                                             V-Link One at a discounted rate of
                                             4.95 (6.9cpm) until 1/11 and
                                             continue to have access to the
                                             v-link calling number @ 5.9 cpm, no
                                             MSF. After this period customers
                                             can continue on @ 7.95 MSF (6.9cpm)

                           2.       Access no jump Start

                                    a.       These customers default to calling
                                             only @ 4.95 MSF (5.9 cpm)

                  iv.      What will happen now?

                           1.       Access Jump Started

                                    a.       If customers do nothing they will
                                             continue to have V-Link One for a
                                             discounted rate of 7.95 MSF
                                             (6.9cpm) and calling (5.9 cpm)

                           2.       Access return to calling with Messaging

                                    a.       If customers want to return to what
                                             they had before they can but
                                             important to note that it will only
                                             work with DID's (no ptf's)

                                    b.       Access with Messaging is 4.95 (5.9
                                             calling), free inbound to DID

BREAK (15 MINUTES)

III.     Tagging

IV.      Close

                            CLASS OUTLINE - DAY SEVEN

I.       Quiz

II.      Review Quiz

III.     Verity

         A.       How to access verity through Rover

         B.       Verity is a tool for information.

         C.       Front Page

                  1.       Customer Op's

                           a)       Calling Scripts ( handouts)

                                    (1)      SSN (Social Security Number)

                                    (2)      UCC (Universal Connectivity Charge)

                                    (3)      CLC (Carrier Line Charge)

                                    (4)      Calling

                           b)       Department Updates

                                    (1)      Billing updates

                                             (a)      This addresses monthly
                                                      billing issues. It will
                                                      also include scripts to
                                                      use for billing issues.

                                    (2)      Network issues

                           c)       Verity Updates

                                    (1)      Since this Verity is still new
                                             things are constantly changing.

                  2.       IR Services

                           a) This web page is specific to IR services and the information that department uses most often.

                  3.       HR

                           a) All major company policies such as dress code and holiday policies are listed on this page.

                  4.       Troubleshooting

                           a)       Visual V-Link

                           b)       Calling in V-Link

                           c)       Misc.

                                    (1)      Toll Free Number troubleshooting

                                    (2)      Rover not responding

                           d)       Webcentre

                                    (1)      This will be used by IR Services
                                             department

                  5.       V-Link Manual

                           a) The first three sections are the V-Link manual broken down for easier use.

                           b) You can view the manual by page number as well.

                                    (1)      Introduction

                                    (2)      V-Link Calling

                                    (3)      V-Link Features

                                    (4)      V-Link Rates

                                    (5)      Visual V-Link Features

                  6.       General Store

                           a) This is a place where I-Link Bucks can be redeemed.

                  7.       Search

                           a) This is a search button designed to help find out information not easily accessible by links.

                  8.       Daily Update

                           a) Generally updated daily to be used as a link to updates and new information.

                  9.       Current Issues

                           (1)      Rates

                           (2)      I-Link Notes

                                    (a)      These are weekly posted reminders
                                             as well as new information. Agents
                                             should take time each week to read
                                             them, however, a TL should go over
                                             these with the agents.

                           (3)      Jobs@ I-Link

                  10.      I-Link in the news

                           a)       FOD

                           b)       Press Releases

                           c)       Stock Price

                           d)       Status

                                    (1)      Network Status

                                    (2)      OE Status

                                    (3)      Declined File

                           e)       Forms and mailings

                                    (1)      Mailings

                                    (2)      Forms

                                    (3)      Fax out Forms

                           f)       Visual V-Link

                           g)       Misc.

                                    (1)      Legacy Plans

                                             (a)      These are plans that were
                                                      in place before 9/11.

                                    (2)      Flatwater Plans

                                             (a)      Use to be old cascade,
                                                      same basic plan new rates.

                                    (3)      Contact Numbers

                                    (4)      Time off request

                                             (a)      This does not guarantee
                                                      that this time off will be
                                                      approved.

                  11.      I-Link Websites

                           a)       www.i-linkww.net
                                    ----------------

                                    (1)      This is the web site that customers
                                             access to log into their V-link
                                             account and to get general info
                                             about services

                           b)       www.i-link.net
                                    --------------

                                    (1)      This is I-Link Inc. corporate web
                                             site.

                           c)       www.i-link.com
                                    --------------

                                    (1)      This is an example of a Webcentre.

         D.       BREAK

IV.      Web

         A.       ROVER

         B.       Looking up a customer account

                  1.       Using appropriate scripts

                  2.       CM Lite Screen

         C.       Understanding account

                  1.       Verifying name and address on account

                  2.       Product description

                           a)       V-Link Calling

                           b)       V-Link One

                           c)       V-Link Networkers

                           d)       Flatwater

                           e)       I-Link One plus

                           f)       Travel Card (V-Link calling)

                  3.       Links @ top of main CM Lite Screen

                           a)       Add

                           b)       Bill

                           c)       OE

                           d)       Adjust

                           e)       Refresh NTS

                           f)       Account Status

                           g)       Transactions

                  4.       Product Code

                           a)       7XX - V-Link Product

                           b)       500 - I-Link Travel Card

                           c)       300 - Working Telephone Number

                  5.       7XX Icons

                           a)       Double Boxes

                                    (1)      This is where you can see changes
                                             on the account.

                           b)       $

                                    (1)      This is where to add the usage
                                             pack.

                           c)       I-Link Card

                                    (1)      This is where to verify security
                                             info and to change pins.

                           d)       Telephone

                                    (1)      Where to associate numbers

                           e)       Visual V-Link

                                    (1)      Read only

                  6.       Changing Pins

                           a)       7XX product code

                           b)       I-Link Card

                           c)       Verify: Birthdate, SS# (last 4 digits),
                                    Submit

                           d) If first pin: activate pin already there and add int'l countries (24-48 hrs to up and running)

                           e) If changing an established pin you want to terminate old, add new, and re-open int'l countries.

                  7.       Opening int'l countries

                           a)       Open up to 10 countries at one time

                           b) General rule 48 hours. However. If they are new customers it should only take 12 hrs.

         D.       Open/Close comments

                  1. Open comments (no .) are typically forwarded to other departments for assistance. However, there will be times when they will issues the CSR will have to continue the next day without forwarding.

                  2. Closed comments (.) are typical comments on the account. The agent should state the name of the person spoke to re: that account and anything pertinent but to the point.

         E.       To do list/ Forwarding to other departments

                  1. Any open comment left on an account will be put in the CSR's to do list. This needs to be checked frequently.

                  2. If the CSR forwarded the comment to another department, when they receive a response it will appear in both their to-do list and in the customer's account in green.

                  3. When needing to forward something CSR needs to make no less than a 24-hour promise of resolution.

                  4. Don't expect the other dept it was forwarded to call the customer back. Generally it will be the CSR's responsibility to call.

         F.       Troubleshooting (use handout exercise)

         G.       Transferring a call (handout)

V.       Making Changes

         A.       Misspelled name

                  1. Can change if misspell but if changing name on account have to submit a CSF

         B.       Address change

                  1.       Can change by clicking on address in main screen

         C.       Downgrading service

                  1. If customer wants to downgrade from V-Link One to V-Link calling:

                           a)       Add V-Link calling

                           b)       Deactivate V-Link One

                  2. If customer wants to downgrade from V-Link One with an IR product to V-Link One and lesser product:

                           a)       Service Level

                           b) Inform customer there will be a 9.95 set up fee for the newer product.

         D.       Adding a service (i.e. V-Link calling)

                  1.       ADD icon

                  2.       V-Link Calling

                  3.       V-Link One

                  4. One Plus (300) needs to be submitted by CSF, CSR should not change.

         E.       Area code change

                  1.       Transfer to provisioning

         F.       Change methods of payment

                  1.       Can change by clicking on payment method

                  2. Exception: If wanting to change to ACW, has to submit ACW Form (explain Fax Out Forms in verity)

VI.       Prep for test

VII.     Training Evaluation Meeting

VIII.    Close

                            CLASS OUTLINE - DAY EIGHT

I.       Review Web

         A.       Logon to rover

         B.       Use dummy accounts

         C.       Have them to the do the following:

                  1.       Read the script

                  2.       Verify address

                  3.       Check service level

                  4.       Give PTF

                  5.       Change pin

                  6.       Open Int'l calling

                  7.       Make comment

II.      Intermediate Training Test

BREAK (15 MINUTES)

III.     New Orders

IV.      Tagging

BREAK (15MINUTES)

V.       Close

                             CLASS OUTLINE DAYS 9-15

VI.      Daily Review

         A.       Review Calls from previous days

         B.       Go over any area of information that is still vague

         C.       Daily Quality Assurance reminders

                  1.       Professionalism

                  2.       Courtesy

                  3.       Problem Solving

VII.     Questions and Answers

         A.       Have agents write questions and bring to class next day

         B.       Open participation

         C.       Have class answer the questions rather than trainer.

VIII.    Taking calls

IX.      Daily Quiz

                                 SCHEDULE "8.1"
                                       TO
              Wholesale Service Provider And Distribution Agreement

8.1      SERVICE LEVEL AGREEMENT FOR BILLING SYSTEMS
---      -------------------------------------------


I-LINK AGREES TO PERFORM THE SERVICES AND AGREES THAT WITH RESPECT TO SUCH PERFORMANCE, I-LINK SHALL MEET OR EXCEED THE PERFORMANCE STANDARDS SET FORTH IN THIS SCHEDULE "8.1".

The functions performed by the Billing Systems consist of the following:

1) Receiving network call records and un-rated or pre-rated events from multiple sources and creating a database of Call Detail Records (CDR) into a unified CDR format.
2)       Rating of CDR records based upon customers' product and service plans.
3) Maintenance of rate tables and pricing for products and service plans, including monthly subscription fees, international rates, and surcharge rates.
4) Maintenance of fees and additional charges such as payphone surcharges, late fees, and interest charges.
5) Updating of a "usage meter" to indicate monthly minutes of use for V-Link type products accessible on Visual V-Link.
6)       Generating monthly subscription fees for I-Link products and services.
7) Processing adjustments and interfacing customer payments from lockbox, Automatic Clearing House ("ACH") or credit card information provided electronically that result in appropriate credits printed on customer billing statements.
8) Calculating and applying appropriate federal and state telecom taxes, sales taxes, and other regulatory fees such as CLC (Carrier Line Charges) and UCC (Universal Connectivity Charges) for inclusion on customer bills.
9) Producing monthly customer billing statements for mailing and distribution to customers, detailing all usage, subscription fees, credits, payments, pass-through taxes or fees, interest, and related account activity.
10) Providing rated, detailed CDR for inquiry and analysis in the Customer Information system.
11) Transmitting of billing information to Big Planet in a mutually agreed upon format.

The Performance Standards provided below with respect to the Billing System shall not apply in the event that Big Planet begins to provide any portion of the Billing Services described in Section 8.1. The following Performance Standards shall apply to the indicated services:


1) I-Link and Big Planet agree to use reasonable best efforts to agree upon service levels for Print and Mail Fulfillment services within 60 days of the execution of this agreement.
2) All auditing and back office support services for quality assurance and accuracy of a billing shall be jointly completed with Big Planet prior to releasing the billing for printing statements. This quality control shall consist of a review of rating and billing processes and controls.

3) Sample statements will be reviewed before release for mailing. Big Planet will be provided a monthly billing release sign-off prior to billing file release to printers. The billing sign-off and statement review will consist of verifying statement dates, sampling transactions for accuracy, statement format and presentation, and messages.
4) I-Link will provide and distribute billing statements directly to Big Planet customers with a branded logo provided by Big Planet.
5) Messages and/or inserts provided by Big Planet at least three (3) days prior to commencement of the billing cycle process will be included on the printed statements or included for mailing to customers. I-Link will only include messages and inserts to Big Planet customers that have been approved by Big Planet.
6) The parties will notify each other of billing errors detected after invoice generation and will work jointly for resolution.
7) I-Link will use reasonable efforts to correct all errors caused by I-Link within 72 hours of being identified.
8)       The CDR bill calculation will occur once a month.
9) All reports and files provided for data exchange will be available within 72 hours after the process that generated them. 12) Provide Big Planet a reconciled wholesale bill. 13) Bills will be processed and mailed within five (5) business days after the invoice date shown on the bill.

                                                                    EXHIBIT 10.5

                           WHOLESALE SERVICE PROVIDER
                                       AND
                             DISTRIBUTION AGREEMENT


         This Wholesale Service Provider and Distribution Agreement ("Agreement") is entered into effective as of the 1st day of February, 2000 (the "Execution Date"), by and among Big Planet, Inc., a Delaware corporation ("Big Planet"), I-Link, Incorporated, a Florida corporation ("I-Link"), and I-Link Worldwide, LLC, a Delaware limited liability company and wholly owned by I-Link ("I-Link LLC"). I-Link, I-Link LLC and Big Planet together shall be collectively referred to as the "Parties."

                                    RECITALS

         A. Big Planet is a technology-based company that provides Internet service and sells other products and services, including technology and communication products. Big Planet markets its products and services to consumers through a sales force of independent contractors in the Network Marketing Channel, as hereinafter defined.

         B. I-Link provides enhanced communication products and services and has constructed an expanding Internet Protocol ("IP")-based telecommunications network within the continental United States. I-Link's products and services are marketed in part by I-Link LLC to residential and small office/home office ("SOHO") consumers through a network marketing sales force of I-Link LLC Representatives. I-Link also sells its products and services through other marketing and sales channels.

         C. I-Link desires to enter into an agreement with Big Planet pursuant to which (i) I-Link will provide products and services to Big Planet for resale to residential and SOHO consumers in each of the fifty states in the United States and Puerto Rico (hereafter collectively referred to as the "United States") through the Network Marketing Channel, (ii) Big Planet will integrate the I-Link LLC Representatives into its sales force, (iii) Big Planet will acquire and provide products and services directly to I-Link's existing customers acquired through I-Link LLC, and (iv) Big Planet will acquire the exclusive world-wide rights to such products and services subject to the conditions and terms of this Agreement. Big Planet is willing to act as a distributor of I-Link's Products and Services and integrate the I-Link LLC Representatives into its sales force, and I-Link is willing to provide services and products to Big Planet on the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound, the Parties agree as follows:

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    ARTICLE 1
                                   DEFINITIONS

Unless the context otherwise requires, the following terms, when used in this Agreement, shall have the respective meanings specified below:

         "ACCOUNTS RECEIVABLE" mean all I-Link accounts receivable generated from sales by the I-Link LLC Representatives, both billed and unbilled, as of the Effective Time, to be assigned to Big Planet at the Effective Time as contemplated by Section 6.3(a).

         "ACTION" means any claim, action, suit, complaint, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority.

         "AFFILIATE" means, with respect to any specified person, any other person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person.

         "BIG PLANET CUSTOMERS" means any person acquiring any products or services from or through Big Planet or Big Planet Representatives including all of the Big Planet Enhanced Service Customers.

         "BIG PLANET ENHANCED SERVICE CUSTOMER" means any and all customers of Big Planet, including the Existing Customers, who after the Effective Time subscribe to or purchase one or more I-Link Products and Services from Big Planet, which are evidenced by written agreements, letters of authorization, electronic order, or any other agreement or other arrangements, as evidenced by such customer's payment for services or any billings made to such customer.

         "BIG PLANET REPRESENTATIVES" means the independent representatives and distributors of Big Planet and its Affiliates, including any I-Link LLC Representatives following the Effective Time.

         "BILLING SOFTWARE" shall have the meaning set forth in Section 8.3.

         "DOUBLE-LEG CALL" means any call not a Single Leg Call that originates and terminates within the United States.

         "EFFECTIVE TIME" has the meaning set forth in Section 2.2.

         "ENCUMBRANCES" means any security interest, pledge, mortgage, lien, charge, adverse claim, preferential arrangement or restriction of any kind.

         "ENHANCED SERVICE DEVICES" means (i) the tangible products of I-Link more fully described on Schedule 4.1 and (ii) Future Products and Services that are tangible products and that Big Planet elects to market pursuant to the provisions of this Agreement, that provide connectivity to the I-Link Network or otherwise provide enhancement to traditional telecommunication services, including in each of (i) and (ii) above, any and all upgrades, modifications, enhancements and replacements thereof.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         "ENHANCED SERVICES" means (i) all of the products and services of I-Link more fully described on Schedule 4.1, which represent all of the services of any type currently marketed by I-Link LLC and provided by I-Link to the residential and SOHO marketplace, and (ii) any Future Products and Services that are not Enhanced Service Devices that Big Planet elects to market pursuant to the provisions of this Agreement, including in each of (i) and (ii) above, any and all upgrades, modifications, enhancements or replacements thereof.

         "EXCLUSIVE PRODUCTS AND SERVICES" means the products and services for which Big Planet has been granted and retains the worldwide exclusive rights in the Network Marketing Channel pursuant to this Agreement.

         "EXISTING CUSTOMERS " means all of I-Link's customers who are subscribed for I-Link's Products and Services through I-Link LLC at the Effective Time to whom I-Link provides Enhanced Services or any Enhanced Service Devices pursuant to written agreements, letters of authorization or any other agreement or arrangement as evidenced by such Existing Customer's payment for services to I-Link or any billings made to such customer.

         "FUTURE PRODUCTS AND SERVICES" shall mean any I-Link Products and Services which I-Link commences to market and distribute after the Effective Time, but excluding any and all upgrades, modifications, enhancements and replacements to Enhanced Services and Enhanced Service Devices.

         "GOVERNMENTAL AUTHORITY" means any domestic or foreign national, federal, state, municipal or local or other government, governmental, regulatory or administrative authority, agency or commission, or any court, tribunal, or judicial or arbitration body having proper jurisdiction.

         "GOVERNMENTAL ORDER" means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

         "I-LINK COSTS" means those costs identified on Schedule 1(b) that are used in determining the pricing of Double-Leg Calls and Single-Leg Calls under this Agreement.

         "I-LINK PRODUCTS AND SERVICES" means any products or services of any type that may be offered, sold or distributed by I-Link to the residential and SOHO marketplace at anytime during the term of this Agreement, excluding products and services the rights to which are not wholly-owned by I-Link for which I-Link does not have the right to grant distribution rights.

         "I-LINK LLC REPRESENTATIVES" means I-Link LLC's sales force of independent contractors that have executed I-Link LLC Representative Agreements with I-Link LLC that are currently in-force.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         "I-LINK LLC REPRESENTATIVE AGREEMENT" means the standard forms of written agreement between I-Link LLC and an I-Link LLC Representative.

         "I-LINK NETWORK" means I-Link's telecommunications network in the United States, including but not limited to network equipment, high-speed fiber optic backbone and routing technology, whether I-Link owned or leased, used to provide Enhanced Services or other services, and within such other territories as such network may be established in the future.

         "I-LINK SALES COMPENSATION PLAN" means the compensation plan that details the bonuses and commissions that I-Link LLC Representatives may earn by selling I-Link Products and Services.

         "LAW" means any domestic or foreign national, federal, state, municipal or local or other statute, law, ordinance, regulation, code, rule, order or other requirement or rule of law.

         "LEGACY CUSTOMERS" means those customers purchasing Presubscribed Services from I-Link.

         "NETWORK MARKETING CHANNEL" means (i) the multi-level marketing channel through which products and services are marketed directly to residential and SOHO end-user consumers through a sales force of independent contractors who receive rewards or commissions based upon a standardized compensation plan which contemplates a genealogical sales force of multiple levels, with such commissions paid for (A) sales of products and services by such contractor, and
(B) sales of products and services by other independent contractors in such contractor's genealogical downline, and (ii) direct selling organizations that promote a home-based business opportunity focused on selling products to the residential and SOHO marketplace (by way of example: Avon, Mary Kay Cosmetics, Tupperware, etc.).

         "ORDER AND PROVISIONING SYSTEM" shall have the meaning set forth in
Section 5.1

         "PERSON" means any individual, partnership, firm, corporation, joint venture, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed a person under Section 13(d) of the Securities Exchange Act of 1934.

         "PRESUBSCRIBED SERVICES" means the ordinary presubscribed long distance telephone services provided by I-Link over the I-Link Network and through other carriers as of the Execution Date.

         "SINGLE-LEG CALLS" means any call that originates on a customer premise device and terminates on the I-Link Network, or any call that originates on the I-Link Network and terminates on a customer premise device.

         "STAND ALONE PRODUCT" means a product or service that does not include the features or functionality of any of the Exclusive Products and Services.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         "SUBSIDIARY" means, with respect to any entity, any and all corporations, partnerships, limited liability companies, joint ventures, associations and other entities controlled by such entity directly or indirectly through one or more intermediaries.

         "TECHNICAL SUPPORT" shall mean the technical support that I-Link is obligated to provide to Big Planet pursuant to Article 10 hereof.

         "UNITED STATES" shall mean the fifty states and Puerto Rico.

                                    ARTICLE 2
                                 THE TRANSACTION

         2.1 THE TRANSACTION. At the Effective Time, and upon the terms and subject to the conditions of this Agreement, I-Link shall commence providing Enhanced Services and Enhanced Service Devices, to the extent such are market-ready as provided on Schedule 4.1, to Big Planet as more fully described in Article 4 and shall assign to Big Planet the I-Link LLC Representatives, the Existing Customers, and the Accounts Receivable as more fully described in
Article 6.

         2.2 CLOSING AND EFFECTIVE TIME. Subject to the satisfaction of the closing conditions set forth in Sections 2.4 and 2.5 below, I-Link shall commence the provision of Enhanced Services to Big Planet and the Big Planet Customers under this Agreement and shall assign and transfer the I-Link LLC Representatives, the Existing Customers, and the Accounts Receivable to Big Planet effective as of 12:01 a.m., Mountain Standard Time, on February 15, 2000, or such other time and date as the Parties may mutually agree upon in writing (the "Effective Time"). The Effective Time shall not be later than the first day of the month following the date that the closing conditions set forth in Sections 2.4 and 2.5 have been satisfied. In the event that the Effective Time does not take place on or before February15, 2000 then a Party not in default under this Agreement may terminate this Agreement as set forth in Section 9.6. The closing shall occur at I-Link's offices at Draper, Utah. It is understood by the parties that actual marketing activities by the Big Planet Representatives with respect to the Enhanced Services, and by the I-Link LLC Representatives with respect to Big Planet products and services, shall not commence at the Effective Time, but as soon as practicable thereafter as reasonably determined by Big Planet.

         2.3 CLOSING OBLIGATIONS. At the Effective Time:

                  (a) DELIVERIES BY I-LINK. I-Link and I-Link LLC shall deliver to Big Planet:

                           (i) A duly executed assignment assigning all of their
                  rights under the I-Link LLC Representative Agreements to Big Planet in the form attached hereto as Schedule 2.3(a)(i),

                           (ii) An Officer's Certificate duly executed by
                  authorized officers of I-Link and I-Link LLC certifying to Big Planet that:

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    (A) each of the representations and
                           warranties of I-Link and I-Link LLC set forth in this Agreement was true, complete and accurate in all material respects as of the Execution Date and is true complete, and accurate in all material respects as of the Effective Time as if made at the Effective Time; and

                                    (B) I-Link and I-Link LLC have performed or
                           complied with all of their obligations under the Agreement which were to be complied with or performed prior to the Effective Time;

                           (iii) An opinion of counsel in form satisfactory to
                  Big Planet covering the matters set forth in Section 2.3(a)(iii).

                           (iv) A complete and accurate list of all of the
                  Existing Customers of I-Link being transferred to Big Planet in I-Link's existing electronic format.

                           (v) A complete and accurate list of all of the I-Link
                  LLC Representatives being assigned to Big Planet in I-Link's existing electronic format, together with copies of all agreements related thereto;

                           (vi) A duly executed assignment of the Accounts
                  Receivable in a form reasonably satisfactory to Big Planet, together with a complete and accurate list of all Accounts Receivable and a complete and accurate aging schedule; and a duly executed UCC-1 Financing Statement filed with the State of Utah Department of Commerce, Division of Corporations and Commercial Code and such other filing locations as may be reasonably requested by Big Planet;

                           (vii) Copies of any and all legally required
                  approvals, consents or waivers of any Governmental Authority, and any and all letters of authorization and state and federal filings, including any customer notifications or other filing or notifications necessary to lawfully perform the transfer of Existing Customers to Big Planet;

                           (viii) Any and all other material information
                  reasonably necessary for Big Planet to perform its obligations hereunder or which would have a material adverse impact on Big Planet's ability to perform its obligations hereunder.

                  (b) DELIVERIES BY BIG PLANET. Big Planet shall deliver to I-Link:

                           (i) funds in the form of a wire transfer representing
                  payment for the Accounts Receivable;

                           (ii) duly countersigned original copies of the
                  assignment attached as Schedule 2.3(a)(i) and the assignment of Accounts Receivable; and

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                           (iii) A certificate duly executed by an officer of
                  Big Planet certifying that

                                    (A) Each of the representations and
                  warranties of Big Planet set forth in this Agreement was true, complete and accurate in all material respects as of the Execution Date and shall be true, complete, and accurate in all material respects as of the Effective Time as if made at the Effective Time; and

                                    (B) Big Planet has performed and complied
                  with all of its obligations under the Agreement in all material respects which were to be performed or complied with prior to the Effective Time.

         2.4 CONDITIONS TO OBLIGATIONS OF BIG PLANET. The obligations of Big Planet to consummate the transactions that are the subject of this Agreement (the "Transactions") shall be subject to the fulfillment, at or prior to the Effective Time, of each of the following conditions:

                  (a) PERFORMANCE OF OBLIGATIONS. I-Link and I-Link LLC shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Effective Time, including, without limitation, the delivery of all documents required by Section 2.3.

                  (b) ACCURACY OF REPRESENTATIONS. All of I-Link's and I-Link LLC's representations and warranties in this Agreement must have been true, complete, and accurate in all material respects as of the Execution Date, and must be true, complete, and accurate in all material respects as of the Effective Time as if made at the Effective Time.

                  (c) GOVERNMENTAL AND THIRD PARTY CONSENTS. All legally required consents or approvals from any third parties or Governmental Authorities shall have been obtained in form reasonably satisfactory to Big Planet, including, without limitation, any necessary approvals or waivers from the Federal Communications Commission and any state regulatory bodies allowing for the transfer of the Existing Customers to Big Planet by notice without obtaining the consent of each individual Existing Customer.

                  (d) NO ACTIONS. There must not have been commenced or threatened by giving written notice to I-Link or Big Planet any material Action (i) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated by this Agreement, or (ii) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated hereby or adversely affecting the right of Big Planet to market and distribute the Enhanced Services and Enhanced Service Devices.

                  (e) NO MATERIAL CHANGES. Since the Execution Date, there shall not have occurred any material adverse change in the business, properties, assets, or I-Link Products and Services, of I-Link, I-Link LLC and each of their respective Subsidiaries and Affiliates.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (f) NO PROHIBITION. Neither the consummation nor the performance of any of the transactions contemplated by this Agreement will, directly or indirectly (with or without notice of lapse of time), materially contravene, or conflict with, or result in a material violation of, or cause Big Planet or any Affiliate of Big Planet to suffer any material adverse consequences under, (a) any Law or Governmental Order, (b) any Law that has been published, introduced or otherwise proposed before any Governmental Authority, or (c) any agreement Big Planet is a party to.

                  (f) COMPLETION OF DUE DILIGENCE. Big Planet shall have completed their due diligence investigation of I-Link and I-Link LLC and their Subsidiaries and Affiliates, their related products, services and support and operating systems, and their distribution force, and the information gathered in such investigation shall be satisfactory to Big Planet in its sole judgment and discretion.

         2.5 CONDITIONS TO OBLIGATIONS OF I-LINK AND I-LINK LLC. The obligations of I-Link and I-Link LLC to consummate the Transactions that is the subject of this Agreement shall be subject to the fulfillment, at or prior to the Effective Time, of each of the following conditions:

                  (a) PERFORMANCE OF OBLIGATIONS. Big Planet shall have performed or complied in all material respects with all agreements and covenants required to be performed by or complied with by it under this Agreement at or prior to the Effective Time, including, without limitation, the delivery of all documents required by Section 2.3.

                  (b) ACCURACY OF REPRESENTATIONS. All of Big Planet's representations and warranties in this Agreement must have been true, complete and accurate in all material respects as of the Execution Date, and must be accurate in all material respects as of the Effective Time as if made at the Effective Time.

                  (c) GOVERNMENTAL CONSENTS. All legally required consents or approvals from any Governmental Authorities shall have been obtained in form reasonably satisfactory to I-Link, including, without limitation, any necessary approvals or waivers from the Federal Communications Commission and any state regulatory authority.

                  (d) NO ACTIONS. There must not have been commenced or threatened by giving written notice to I-Link any material Action (i) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated by this Agreement, or (ii) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated hereby or adversely affecting the ability of Big Planet to perform its obligations under this Agreement.

                  (e) NO MATERIAL CHANGES. Since the Execution Date, there shall not have occurred any material adverse change in the business, properties, or assets of Big Planet.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (f) NO PROHIBITION. Neither the consummation nor the performance of any of the transactions contemplated by this Agreement will, directly or indirectly (with or without notice of lapse of time), materially contravene, or conflict with, or result in a material violation of, or cause I-Link or I-Link LLC to suffer any material adverse consequences under, (a) any Laws or Governmental Order, or (b) any Law that has been published, introduced or otherwise proposed before any Governmental Authority, or (c) any agreement I-Link or its Subsidiaries is a party to.

                  (g) COMPLETION OF DUE DILIGENCE. I-Link shall have completed their due diligence investigation of Big Planet, its related support and operating systems, and its distribution force, and the information gathered in such investigation shall be satisfactory to I-Link in its sole judgment and discretion.

                                    ARTICLE 3
                              PRE-CLOSING COVENANTS

         The Parties agree as follows with respect to the period between the Execution Date of this Agreement and the Effective Time or the earlier termination of this Agreement pursuant to Section 9.6.

         3.1 GENERAL. Each of the Parties will use its reasonable best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver of, the closing conditions set forth in Article 2).

         3.2 NOTICES, CONSENTS AND REGULATORY APPROVALS. Each of I-Link and I-Link LLC will use its reasonable best efforts to obtain any third-party consents that are required in order to consummate the transactions contemplated herein. Not more than ten (10) days after the Execution Date, I-Link, at its own expense and with prior approval of Big Planet, will give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of Governmental Authorities in connection with the transactions referred to in this Agreement. Without limiting the generality of the foregoing, each of the Parties agrees to cooperate, in good faith, with the other Parties in obtaining consents and approvals from Governmental Authorities, including, without limitation, approvals from state and federal telecommunications regulatory agencies.

         3.3 OPERATION OF BUSINESS. I-Link and I-Link LLC will not engage in any practice, take any action, or enter into any transaction out of the ordinary course of business with respect to the I-Link LLC Representatives and the distribution of I-Link Products and Services through such I-Link LLC Representatives without the prior written approval of Big Planet. Without limiting the generality of the foregoing, I-Link and I-Link LLC will not, without the prior written approval of Big Planet: (i) amend or modify the I-Link Sales Compensation Plan, the I-Link LLC Representative Agreements, related policy and procedures, or any customer agreements or terms; (ii) terminate, cause or facilitate the termination or dissatisfaction of any I-Link LLC Representatives, Existing Customers or Legacy Customers; (iii) take any action or engage in any practice which would discontinue or otherwise impair the technical specifications and/or capabilities of any of the I-Link Products or Services; (iv) take any action to alter the pricing for any of the I-Link Products and Services or I-Link Network; or (v) introduce new retail residential and/or SOHO products or pricing or carry on any discussion with I-Link LLC Representatives concerning any such new products or pricing.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         3.4 PRESERVATION OF BUSINESS. Each of the Parties shall use its reasonable best efforts to maintain its existing customers and sales representatives intact and to maintain the relations and good will with such customers and representatives. I-Link and I-Link LLC agree to perform provisioning, billing, and customer service at service levels consistent with the service levels required under this Agreement. Neither Party will misrepresent or disparage the technical specifications and/or capabilities of the other Party's products and services, the other Party, or the contractual relationship between the Parties.

         3.5 FULL ACCESS. The Parties will permit representatives of the other Party to have full access to all premises, properties, assets, personnel, books, records, contracts, and documents of or pertaining to its business or operations that are relevant to the transaction contemplated hereby in order to complete their due diligence.

         3.6 NOTICE OF DEVELOPMENTS. Each Party will give prompt written notice to the other Parties of any material adverse development causing a breach of any of its own representations and warranties in this Agreement or covenants in
Article 3 of this Agreement. No disclosure by any Party pursuant to this Section 3.6, however, shall be deemed to amend or supplement any schedule to the Agreement or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

         3.7 EXCLUSIVITY. I-Link and I-Link LLC will not (i) solicit, initiate, or encourage the submission of any proposal or offer from any person relating to the acquisition of the distribution rights to the I-Link Products and Services in the Network Marketing Channel or any acquisition of the I-Link LLC Representatives or the Existing or Legacy Customers in any form or manner, or
(ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any person to do or seek any of the foregoing. I-Link will notify Big Planet immediately in writing if any person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

                                    ARTICLE 4
                  WHOLESALE SERVICES AND DISTRIBUTION AGREEMENT

         4.1 WHOLESALE ENHANCED SERVICES/DEVICES WITHIN THE UNITED STATES. Subject to the terms and conditions of this Agreement, commencing at the Effective Time I-Link shall provide to Big Planet on a wholesale basis in the United States the Enhanced Services described on Schedule 4.1 attached hereto, at the rates and for the fees set forth in this Agreement. Big Planet shall with assistance from I-Link provide I-Link on a quarterly basis in the form set forth in Schedule 4.1 written two-year rolling forecasts of Big Planet Customers and I-Link Network usage requirements by each NPA-NXX. I-Link shall provide the amount and type of then existing Enhanced Services and Enhanced Service Devices as may be ordered by Big Planet or its Big Planet Customers and agrees to maintain sufficient capacity in its I-Link Network to handle the level and type of actual usage as required by the Big Planet Customers; provided that such requirements do not exceed Big Planet's forecasts. It is expressly understood and agreed that Big Planet shall have no requirement, and shall not be committed expressly or implicitly, to purchase any minimum amount of Enhanced Services or Enhanced Service Devices or any amount set forth in a forecast during any period this Agreement is in effect. I-Link shall provide all I-Link Products and Services in compliance with all applicable Law.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         4.2 SERVICE LEVEL COMMITMENT. The Enhanced Services to be provided by I-Link and the I-Link Network shall meet the service level requirements set forth in Section 4.14 and as set forth in the Service Level Agreement attached hereto as Schedule 4.14.

         4.3 GRANT OF EXCLUSIVE DISTRIBUTION RIGHTS.

                  (a) Exclusivity. Subject to the provisions of Section 4.4 and
         4.17 below, and to any Pre-Existing Agreement (as defined below), I-Link grants to Big Planet the world-wide exclusive right to market, distribute and sell to residential and SOHO users through the Network Marketing Channel (i) all of the Enhanced Services and Enhanced Service Devices described on Schedule 4.1, and any future upgrades, modifications, enhancements or replacements thereto, which Enhanced Services represent all of the services of any type currently marketed by I-Link LLC, and (ii) any Future Products and Services subject to the terms of Section 4.5 below. I-Link and I-Link LLC expressly agree that so long as the exclusive rights granted under this Section 4.3 have not terminated pursuant to Section 4.4 below and except as otherwise provided in Section 4.5 and Section 4.17, and excluding retail sales directly to individuals pursuant to I-Link's general solicitations via general advertising efforts, they shall not (i) sell or market, or grant any right to any other person to sell or market Enhanced Services or Enhanced Service Devices on a retail basis to any person, or their independent representatives, that market or distribute any type of products or services in the Network Marketing Channel, (ii) grant the right to market, or sell any of the Exclusive Product and Services, or sell on a wholesale basis, to any person, or their independent representatives, that markets or distributes products or services of any type through the Network Marketing Channel. The provisions of this
         Section 4.3 shall not apply to the sale by I-Link to and the resale and distribution of Enhanced Services and Enhanced Service Devices by any person with whom I-Link has entered into a written agreement for the sale and distribution of Enhanced Services and Enhanced Service Devices (other than the I-Link LLC Representative Agreements) with an effective date prior to the date of this Agreement (a "Pre-Existing Agreement"). A list of the Pre-Existing Agreements is set forth on Schedule 4.3. I-Link agrees that it shall cause terms prohibiting sales of Enhanced Services and Enhanced Services Devices into the Network Marketing Channel to be included in any renewal of any Pre-Existing Agreement, and, to the extent permitted by Law, at any time the other contracting party to any Pre-Existing Agreement requests of I-Link any modification to or assignment of the Pre-Existing Agreement to be made. I-Link represents and warrants that the terms of the Pre-Existing Agreements do not exceed one year, and that I-Link will immediately move to amend all Pre-Existing Agreements and all future agency, wholesale and or reseller agreements to include a specific exclusion for participation in the Network Marketing Channel. I-Link further agrees that it shall use reasonable efforts to investigate any claim of breach of this
         Section 4.3 regarding Pre-Existing Agreements regardless of whether the allegation of breach is from Big Planet or any other person.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (b) Refusal of Service. If any party or affiliate, subsidiary, successor and/or assign thereto to an I-Link Pre-Existing Agreement markets, distributes, solicits, causes to be solicited, or facilitates any solicitation of any person to purchase I-Link Products or Services in contravention of the Network Marketing Channel exclusivity granted to Big Planet herein, or as more particularly described in Section 4.3
         (c) (1) and (3) (exclusive of I-Link's retail sales directly to individuals in the Network Marketing Channel pursuant to general solicitations via general advertising efforts, which shall not be deemed in contravention of Big Planet's exclusivity), then (i) I-Link shall, to the fullest extent possible under such Pre-Existing Agreement, refuse to provide its products and services pursuant to the terms of that specific Pre-Existing Agreement, which refusal shall be at the earliest date permitted by the Pre-Existing Agreement, and (ii) I-Link shall indemnify and defend Big Planet from any and all claims arising from said refusal.

                  (c) Right to Private Label. Notwithstanding the existence of the Pre-Existing Agreements, if any of the following events occur during the term of this Agreement, then Big Planet shall have the right to privately label the I-Link Products and Services and market them under a Big Planet label:

         (1) I-Link, its agents, Subsidiaries, Affiliates, successors and or assigns provides I-Link Products and Services under the Pre-Existing Agreements in contravention of Big Planet's exclusivity within the Network Marketing Channel as provided in this Section 4.3 (exclusive of retail sales directly to individuals in the Network Marketing Channel pursuant to I-Link's general solicitations via general advertising efforts);

         (2) I-Link, its agents, Subsidiaries, Affiliates, successors and or assigns sell directly to retail customers within the residential and SOHO market I-Link Products and Services at a retail sales price less than Big Planet's retail pricing;

         (3) I-Link, its agents, Subsidiaries, Affiliates, successors and or assigns has renewed an existing agreement, including Pre-Existing Agreements, or executed a new agreement, and said renewal or new agreement provides for the sale of I-Link Products and Services at a retail price less than Big Planet's retail pricing; or

         (4) Big Planet loses its right of exclusivity to market, distribute and sell to residential and SOHO users through the Network Marketing Channel.

                  (d) Private Label Enhancement. Pursuant to Section 4.3 (c), at a reasonable cost to Big Planet I-Link shall make available to Big Planet for any privately labeled Big Planet product and/or service an enhancement as mutually agreed upon by the Parties that distinguishes said product and/or service from those being marketed directly by I-Link or pursuant to its Pre-Existing Agreements or other agency agreements.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (e) USE OF I-LINK MARK WITH PRIVATE LABEL. In connection with any right of Big Planet to private label the I-Link Products and Services under Section 4.3(c), Big Planet shall display an I-Link mark such as "I-Link Enhanced," "Powered by I-Link," or such other identifying mark as shall be designated by I-Link in all promotion and advertising materials, and on all Enhanced Service Devices, pursuant to the requirements of Section 4.13 below.

                  (f) In the event (1), (2), or (3) as set forth in Section 4.3(c) above occur after that date which is 120 days after the Effective Time, and as a result thereof Big Planet's ability to achieve the minimum number of new Big Planet Enhanced Service Customers required to maintain exclusivity pursuant to Section 4.4(a) below is materially impeded, then the minimum number of new Big Planet Enhanced Service Customers required to maintain exclusivity under Section 4.4(a) shall be reduced by half.

         4.4 TERMINATION OF EXCLUSIVE DISTRIBUTION RIGHTS.

                  (a) ENHANCED SERVICES. Subject to the exceptions set forth in
         Section 4.4(c) below, I-Link shall have the right to terminate Big Planet's exclusive right to market, distribute and sell Enhanced Services and Enhanced Service Devices within the United States, and Big Planet's right of exclusivity provided in Section 4.17 below, if the number of Big Planet Enhanced Service Customers utilizing such Enhanced Services or Enhanced Service Devices within the United States does not meet or exceed the percentage of the targeted number of customers at the end of the designated six-month period as set forth in Schedule 4.4(a). In such event, I-Link may terminate the exclusive right to market, distribute and sell the Enhanced Services and Enhanced Service Devices by providing Big Planet with 30 days advance written notice of its election to terminate exclusivity. If the number of Big Planet Enhanced Service Customers within the United States meets or exceed the targeted number of customers at the last six-month period set forth on
         Schedule 4.4(a), then Big Planet shall maintain exclusivity for the remaining term of this Agreement. For purposes of determining the number of Big Planet Enhanced Service Customers utilizing Enhanced Services, a Big Planet Enhanced Service Customer that is paying a separate monthly recurring charge for two or more Enhanced Services shall be counted as one Big Planet Enhance Service Customer. However, if the same Big Planet Enhanced Service Customer also purchases an Enhanced Service Device, then he or she shall be counted as two Big Planet Enhanced Service Customers for purposes of determining the number of customers under this Section 4.4(a).

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (b) EXCEPTIONS TO RIGHT TO TERMINATE EXCLUSIVITY. Notwithstanding the provisions of Section 4.4(a) above, in the event that during the designated six-month periods (i) I-Link fails to provide the Enhanced Services at the service levels required hereunder,
         (ii) the I-Link Network or the Ordering and Provisioning System fails to perform in accordance with the service levels required hereunder
         (iii) the Billing System fails to operate at the service levels required or bills are not processed in accordance with the service levels required hereunder, or (iv) I-Link materially breaches any other material term, covenant, representation or warranty set forth in this Agreement, and such failure or breach is the primary cause of Big Planet's failure to achieve the targeted number of Big Planet Enhanced Service Customers for the designated six-month period, then I-Link shall not have the right to terminate exclusivity.

                  (c) NON-EXCLUSIVE DISTRIBUTION RIGHTS. If Big Planet's right to exclusivity is terminated pursuant to Section 4(a) above, then Big Planet shall (i) retain the nonexclusive right to market then existing I-Link Products and Services in the United States, (ii) its rights under this Agreement to any other market it has entered, and (iii) retain its rights to future markets as provided in Section 4.17.

                  (d) NO LIABILITY. Big Planet shall have no liability of any kind or nature to I-Link for any failure of Big Planet to meet any forecasts for any Enhanced Services or any Enhanced Service Devices. The sole consequence of any such failure shall be the termination of exclusivity as provided in this Section 4.4 and the right of first option to exclusivity for Future Products and Services to the extent provided in this Section 4.4.

         4.5 RIGHT OF FIRST OPTION FOR FUTURE PRODUCTS. With respect to any given country, territory or jurisdiction, so long as Big Planet shall retain its exclusive rights within such country, territory or jurisdiction as provided in Sections 4.3 and 4.4 above, and Section 4.17 below, I-Link hereby grants Big Planet a right of first option to exclusively market in the Network Marketing Channel within any such country, territory or jurisdiction any Future Product or Service that it releases to market. I-Link shall provide written notice of any Future Product or Service [***] days prior to making such Future Product or Service available to the market. Such notice shall contain a detailed description of the Future Product or Service and the anticipated timeline for introducing such Future Product or Service. I-Link shall make available to Big Planet such Future Product or Service for testing by Big Planet at such time as such Future Product or Service is functional and marketable. Within [***] days from the date of receipt of such functional and marketable Future Product or Service, Big Planet shall provide I-Link with a written response indicating whether it is interested in marketing and distributing such Future Product or Service. If Big Planet indicates that it is not interested in marketing such Future Product or Service, then I-Link may contract with other parties to market and distribute such Future Product or Service within the Network Marketing Channel provided such Future Product or Service is a Stand-Alone Product. If Big Planet indicates that it is interested in marketing such Future Product or Service, then Big Planet and I-Link shall negotiate in good faith the terms and pricing on which such Future Products and Services will be sold or provided to Big Planet for distribution through the Network Marketing Channel under this Agreement. The parties agree that, where reasonable, I-Link may require Big Planet to pay additional costs not associated with the existing Enhanced Services and may reserve the right to terminate the distribution rights with respect to a Future Product or Service that I-Link in good faith reasonably believes is not suitable for the Network Marketing Channel because of the complexity of the product if Big Planet fails to meet agreed upon criteria and conditions in the distribution of such product or service. In the event Big Planet and I-Link are unable to reach agreement within [***] days from the date the parties commence good faith negotiations, I-Link shall have the right to contract with another party to distribute the Future Product or Service in the Network Marketing Channel if (a) such Future Product or Service is a Stand-Alone Product, and (b) the terms and conditions are not more favorable than the terms

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

last offered by Big Planet. Big Planet shall retain the non-exclusive right to distribute such product in the Network Marketing Channel. With respect to any product or service that may be offered or sold by or through I-Link or over the I-Link Network, the rights to which are not wholly-owned by I-Link or for which I-Link does not have the right to grant distribution rights, I-Link agrees to use its best efforts to obtain from the owner of such rights the right to grant Big Planet distribution rights consistent with this Agreement, so long as in doing so I-Link is not required to expend any monies or agree to any terms or conditions that would in I-Link's reasonable determination have a material adverse effect on I-Link's business. Notwithstanding the foregoing, I-Link shall keep Big Planet informed of such negotiations so that Big Planet may, in its sole discretion, cooperate with I-Link as needed to facilitate the acquisition of said rights.

         4.6 PRICING.

                  (a) INITIAL PRICING. The pricing for the Enhanced Services listed on Schedule 4.1, and all upgrades, modifications, enhancements and replacements thereof, shall consist of (i) a per minute charge and billing increment for each Single-Leg Call and each Double Leg Call to be accrued and billed in [***] increments, and [***] increments for international calls, (ii) a monthly recurring charge for each Big Planet Customer who subscribes for one of the base packages of Enhanced Services as described on Schedule 4.1, and (iii) a monthly recurring charge for any additional Enhanced Service added to the base package for a Big Planet Customer. The initial pricing for the Enhanced Services and the Enhanced Service Devices are set forth in Schedule 4.1, which initial pricing shall be modified from time to time as set forth in this Section 4.6.

                  (b) PASS THROUGH CHARGES. Unless otherwise provided for in the applicable service or product description contained in any attachment hereto, I-Link will pass through to Big Planet, and Big Planet will be responsible for the pass through charges identified on Schedule 4.6(b). Unless required by a Government Authority, except for the fees set forth in Section 4.1 and the pass through charges identified on
         Schedule 4.6(b), no additional fees, charges or expenses may be passed through or charged to Big Planet. I-Link shall provide as soon as possible, but in no event less than five (5) days prior, written notice to Big Planet of any changes to the pass through charges.

                  (c) ADJUSTMENT TO PER MINUTE CHARGE. Subject to the provisions of Section 4.6(d), during the term of this Agreement the per minute price to Big Planet of Single-Leg Calls and Double-Leg Calls shall be adjusted on a six-month basis to equal [***]. Big Planet's and I-Link's representatives agree to meet within 30 days after the end of each six-month period(the initial six-month period shall be deemed to end October 31, 2000) to review I-Link's Costs. The pricing of any product or service for which I-Link costs have changed since the last review shall be adjusted to equal [***] effective as of the first day of the next month.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (d) CAP. Notwithstanding the agreement to adjust pricing levels as set forth in Section 4.6(c) and I-Link's Costs for such service, I-Link agrees that I-Link's pricing for Double-Leg Calls shall not exceed $[***] per minute and that I-Link's pricing for Single-Leg Calls shall not exceed $[***] per minute during the term of this Agreement, unless I-Link's Costs are increased due to regulatory changes or government mandates, or limited circumstances beyond I-Link's control such as the critical failure of an underlying I-Link Network carrier requiring off-Network re-routing of I-Link traffic or similar catastrophic events; provided, however, that such limited circumstances shall not include business issues such as increases in operating costs, increases in supply costs, or the general increase of prices of underlying carriers in the industry. In the event of a catastrophic limited circumstance, I-Link shall immediately give Big Planet written notice so that Big Planet may inform its Big Planet Customers and Big Planet Representatives. Once the event has been remedied the I-link Costs shall revert back to the then existing cap. Notwithstanding the foregoing, the cap on pricing for Future Products and Services shall be negotiated with the right of first option set forth in Section 4.5. All enhanced service calls originating in a NECA areas described in Schedule 4.6(d), or originating or terminating outside the continental United States (Alaska, Hawaii, Puerto Rico or any international country) are subject to surcharges and/or rates as outlined in Schedule 4.6(d) and are subject to change upon [***] days written notice to Big Planet, which charges are not subject to the cap described.

                  (e) RECURRING CHARGES. The monthly recurring charge related to the existing Enhanced Service packages and existing Enhanced Services described in the current Schedules to this Agreement shall not be increased without the consent of Big Planet;

                  (f) RESALE RIGHTS. I-Link and Big Planet agree that throughout the duration of this Agreement Big Planet shall have the right to purchase or market the Enhanced Services and Enhanced Service Devices listed on Schedule 4.1, plus any Future Products and Services provided for hereunder, for resale to its Big Planet Customers, and in its sole discretion, Big Planet may set any retail price that it desires. During the period Big Planet uses the Billing System, Big Planet agrees to notify I-Link 60 days prior to the expected price change of their request for change in sufficient detail to allow I-Link to make such changes as required. Any changes Big Planet requests which require more than an update to the rate tables (i.e. product design, development, code modifications, testing) shall be mutually agreed to in terms of feasibility and timing of implementation of such changes along with any charges I-Link may assess in order to facilitate Big Planet's requested changes. Big Planet assumes liability for any escheat liability under state or federal law, if any, and shall indemnify I-Link from and against any such liability.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         4.7 MOST FAVORED CUSTOMER. For the term of this Agreement, I-Link agrees to treat Big Planet as its most favored customer, distributor, agent or reseller in the residential and SOHO market. If during the term of this Agreement I-Link shall enter into arrangements with any other distributor, reseller, agent or customer in any form of engagement where I-Link Products or Services are sold to a residential or SOHO end-user with similar usage volume as Big Planet and with a similar geographic concentration, and the agreement provides said distributor, reseller, agent or customer with more favorable terms, then I-Link shall provide written notice to Big Planet of the terms of such agreement or arrangement and Big Planet shall have the right to elect to have this Agreement deemed amended to provide the same pricing and other terms to Big Planet by providing written notice to I-Link and the Agreement shall be deemed to be amended effective as of the date of such notice.

         4.8 AUDIT. Big Planet shall have the right to inspect and audit the books and records of I-Link upon reasonable notice solely to confirm the accuracy of the reports and information provided to Big Planet concerning customer usage and other billing information and to confirm the I-Link Costs of the Double-Leg Calls and Single-Leg Calls in determining the pricing established under this Article 4, to confirm any other costs or expenses being charged or passed through to Big Planet and to confirm its rights under Section 4.7 with respect to agreements or arrangements with other distributors, dealers, resellers and customers.

         4.9 INFORMATION/DATA TO BE PROVIDED. I-Link shall provide or make available to Big Planet the information/data specified in Schedule 4.9 at the times and in the manner and form specified therein. In addition, I-Link shall provide Big Planet with access to all contracts with respect to I-Link's Network capacity and pricing for such capacity, unless prohibited by the terms of an existing contract, including but not limited to all pricing matrix, discount matrix and related documentation necessary for Big Planet to determine I-Link's compliance with Section 4.7 hereof. I-Link agrees to use its reasonable best efforts to obtain the consent of the other party to any existing contract which by its terms would otherwise prevent Big Planet from accessing such contract to allow such access. I-Link shall provide such other existing and available information as Big Planet may reasonably request and shall work with Big Planet to establish mutually workable timelines and delivery methods for delivering such other information.

         4.10 MARKETING. During the period of exclusivity and in such territories where Big Planet maintains the exclusive right to distribute Enhanced Services and Enhanced Service Devices, Big Planet shall use good faith efforts to market the Exclusive Products and Services and shall promote such products in all introductory information packs provided to potential or new Big Planet Representatives. Subject to Section 4.3, all marketing programs and materials prepared by Big Planet shall include the appropriate trademarks and service marks of I-Link including the phrase "I-Link Enhanced." Big Planet shall monitor and control the marketing efforts of the Big Planet Representatives at a level consistent with the efforts of Big Planet to monitor and control the marketing of other Big Planet products and services prior to the Effective Time. Big Planet shall have the right to market the Enhanced Services and Enhanced Service Devices through one or more of its Affiliates and their independent representatives.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         4.11 NETWORK OUTAGES. The Parties agree that if any event occurs including any default in payment of any supplier agreement or otherwise which is reasonably likely to cause or result in a service outage, then I-Link shall give Big Planet immediate notice of such event together with summary of the event that will result in such service outage. Big Planet shall have the right to step in and at I-Link's expense cure any default or take necessary action to prevent such service outage, including but not limited to the procurement of similar services from other suppliers necessary to obtain Enhanced Services over the I-Link Network, contacting and working with vendors and suppliers of I-Link, and shall provide I-Link the reasonable opportunity to participate if possible, and such other actions as may be necessary. In such event, I-Link shall promptly reimburse Big Planet for any payments made on behalf of I-Link and any costs or expenses incurred by Big Planet. Big Planet shall have the right to offset such amounts against any future billings for Enhance Services and Enhanced Service Devices provided pursuant to this Agreement.

         4.12 BOARD SEAT. So long as this Agreement shall remain in force, I-Link agrees that it will nominate a person designated by Big Planet to sit on the Board of Directors of I-Link unless Big Planet declines or requests not to have a Board member. I-Link shall have the right to approve the person designated to be nominated, which approval shall not be unreasonably withheld. In the event I-Link reasonably withholds its approval, it shall notify Big Planet of its objections and Big Planet shall have the right to designate a different person. I-Link shall take all reasonable action to have the person designated by Big Planet elected to serve on the Board. In the event the designated person is not elected for reasons beyond the control of I-Link, or if Big Planet declines or request not to have a Board member, then Big Planet shall have the right to have a representative attend each meeting of the Board of Directors or committee thereof, and I-Link shall provide copies of all notices, information and other material it provides to its Board members to Big Planet's representative. Upon the termination of this Agreement, I-Link shall have the right to request and obtain the immediate resignation of Big Planet's board designee.

         4.13 TRADEMARKS. I-Link hereby grants to Big Planet and its Affiliates a royalty-free, non-exclusive, non-transferable. non-sublicenseable license to use the trade names and trademarks enumerated in Schedule 4.13 ("Marks") in Big Planet's advertising and promotion of the I-Link Products and Services. Subject to Section 4.3 above, Big Planet shall use the Marks in all of Big Planet's advertising and promotion relating to the I-Link Products and Services. Big Planet acknowledges I-Link's ownership and exclusive rights in the Marks, and Big Planet's use of the Marks shall accrue to the benefit of I-Link. Big Planet shall not attempt to register the Marks or adopt, use or attempt to register any confusingly similar mark. Big Planet shall not use any trademark, word, symbol, letter or design in combination with the Marks in a manner that would create a combination mark. Big Planet shall provide, at its own expense, samples of usage of the Marks for I-Link to inspect prior to usage. I-Link may reject any sample if I-Link believes in good faith that the use will damage the recognition value or reputation for quality associated with the Marks. Big Planet shall either modify nonconforming uses within thirty (30) days of notice or immediately cease any further use of the Marks.

         4.14 PRODUCT AND SERVICE WARRANTY. I-Link warrants and covenants that the Enhanced Services shall have [***]% service availability and shall continue to perform functionally for the term of this Agreement, as described in the documentation provided in accordance with this Agreement, including the service level agreement attached as Schedule 4.14, and with I-Link's marketing literature, and I-Link's specifications; and that the I-Link Products and Services and user documentation furnished by I-Link are compatible; and that the I-Link Products and Services and the Ordering and Provisioning System and the Billing Service system shall be free of defects in design, workmanship and materials which prevent them from being used for their intended purpose. I-Link further represents and warrants that it will not discontinue any of the Enhanced Services or Enhanced Service Devices unless it shall give Big Planet at least ninety (90) days prior written notice of such discontinuation and provides a replacement product on the same terms and pricing. Big Planet shall make no representations and warranties regarding the I-Link Products and Services beyond the representations and warranties set forth in this Agreement or the schedules or exhibits hereto or additional warranties provided by I-Link at the time Big Planet orders or facilitates the order of said product or service.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         4.15 CARRIER COMMITMENT AND CAPACITY REQUIREMENTS. The Parties acknowledge that Big Planet has an agreement in place with a telecommunications carrier ("Carrier Agreement"). I-Link agrees to use good faith efforts to assist Big Planet in identifying and implementing actions that would facilitate Big Planet meeting its volume commitment under the Carrier Agreement, so long as such actions do not cause any material adverse financial impact to I-Link. So long as this Agreement shall remain in force Big Planet shall not take any actions to cause any Legacy Customer to be moved from I-Link's Carrier Information Code (CIC) without the prior written consent of I-Link. Notwithstanding the foregoing, nothing shall prohibit a Legacy Customers, on an individual basis, from being moved from I-Link's CIC in the event (i) the Legacy Customer purchases or subscribes to another I-Link Enhanced Service that includes as a feature long-distance calling, (ii) Big Planet through general solicitation or its Big Planet Representatives sells a non-competing product (as defined in 4.16 below) to a Legacy Customer that requires the Legacy Customer to be moved from I-Link's CIC; or (iii) a Legacy Customer makes a request in compliance with applicable Law that he or she be moved from the I-Link CIC.

         4.16 NON-COMPETE. Big Planet agrees that during the period it has exclusivity for Enhanced Services and Enhanced Service Devices under Section 4.3 above, it shall not market or distribute in any territory where it has exclusivity and in which the I-Link Product and Services are available any products of other suppliers that are substantially similar to the Exclusive Products and Services. Big Planet products listed on Schedule 4.16 shall be deemed non-competing products, including any and all upgrades, modifications, enhancements and replacements thereof.

         4.17 Wholesale Services Outside the United States.

         (a) I-Link shall have no obligation to provide Enhanced Services and Enhanced Service Devices on a wholesale basis to Big Planet under this Agreement in territories outside of the United States unless and until it has established the necessary telecommunications network to provide such services and products either itself or through one or more third parties in such territory. I-Link agrees to keep Big Planet generally informed with respect to developments in the expansion and build-out of the I-Link Network, including licensing arrangements with third parties. I-Link also agrees that if Big Planet elects to build out network capabilities either individually or jointly with a third party for purposes of providing Enhance Services and Enhanced Service Devices in the Network Marketing Channel, I-Link will cooperate with Big Planet in such build-out and will negotiate in good faith the license of any necessary technology; provided, however, that I-Link shall not be required to so cooperate or negotiate if in its reasonable discretion I-Link deems that working with any such third party would materially adversely affect I-Link's business.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         (b) At such time that I-Link first undertakes to establish a telecommunications network in a country other than the United States, I-Link shall give Big Planet written notice. The written notice shall identify the territory, jurisdiction or country in which such network has been or is being established, the I-Link Products and Services that will be available in such market, and the estimated date that such products and services will be available for distribution. The notice shall be delivered at least six months prior to activating such service or introducing such product. Within 60 days of receipt of such notice, the Parties shall commence negotiations in good faith to establish the pricing to Big Planet of such I-Link Products and Services and the forecasts of the number of Big Planet Customers that Big Planet will need to achieve in order to maintain exclusivity in such market in the Network Marketing Channel. The pricing to Big Planet shall be no less favorable than that offered to other similarly situated customers of I-Link consistent with the provisions of Section 4.7 of this Agreement. The Parties hereby agree that in negotiating the pricing for the Enhanced Services and Enhanced Services in territories outside of the United States, that the following shall be considered: the retail price of the I-Link Products and Services to the end-user must be competitive as to pricing and service levels within the market for comparable telecommunication products and services; Big Planet's desire that the wholesale pricing of the I-Link Products and Services to Big Planet should provide a sufficient margin to allow Big Planet to pay commissions to Big Planet Representatives on 100% of the sales price to end users; variations in I-Link's cost structure and network build out in a specific country as compared to the United States; and a pricing structure that would allow both I-Link and Big Planet to achieve reasonable profit margins. If the Parties are able to reach an agreement as to the pricing and required customer levels to maintain exclusivity, the Parties shall execute an addendum to this Agreement to set forth such terms. The provisions of this
Section 4.17 shall remain intact notwithstanding the loss of exclusivity by Big Planet in the United States pursuant to Section 4.4 above.

         (c) If the parties are unable to reach an agreement with respect to pricing and the number of customers required to maintain exclusivity prior to the later of (i) six months after Big Planet receives the written notice specified in Section 4.17 above, and (ii) the date that the I-Link commences providing the I-Link Products and Services in such market, then Big Planet shall have a non-exclusive right to market the I-Link Products and Services in the Network Marketing Channel in such market, and I-Link shall be able to contract with one or more other persons to distribute I-Link Products and Services in the Network Marketing Channel in such territory, jurisdiction or country on a non-exclusive basis, provided that the terms and conditions thereof shall not be more favorable than the terms last offered by Big Planet or pursuant to which such I-Link Products and Services are sold to Big Planet on a non-exclusive basis in such market.

         4.18 Insurance. I-Link and Big Planet shall maintain insurance coverage with a carrier rated A or better by the BEST KEY RATING GUIDE and list the other as an additional insured on the policy. Policies shall include statutory workers' compensation, employer's liability, comprehensive automobile liability with a combined single limit of $1,000,000 for each occurrence for bodily injury and property damage liability, and comprehensive commercial general liability in an amount not less than $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate. The Parties shall immediately notify each other upon receipt of notice of cancellation of any policy.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    ARTICLE 5
                     ORDERING, CUSTOMER SERVICES AND BILLING

         5.1 ORDERING SERVICES. At no additional charge to Big Planet, I-Link shall provide and maintain the ordering and provisioning software system necessary to allow Big Planet Representatives and Big Planet Customers to sign up and order I-Link Products and Services (the "Order and Provisioning System"). The Parties agree that the Ordering and Provisioning System shall be a web-based order processing system located on I-Link's premises that is acceptable to Big Planet and branded as "Big Planet." Big Planet shall provide at its expense the web server(s) and data connections necessary to support the Order and Provisioning System. The specifications and performance service level requirements for the Order and Provisioning System and the required interface to Big Planet's systems and web page product as described below are set forth in the Service Level Agreement attached as Schedule 5.1. The Order and Provisioning System shall be web accessible from Big Planet's Dynamic Web Page product as a hotlink to I-Link's ordering/provisioning website. I-Link and Big Planet shall jointly develop and build an interface for the Order and Provisioning System and each Party shall be responsible for its own costs in the development, build-out and maintenance of such interface. Any additional modifications to the Order and Provisioning System beyond the existing functionality of the System (as specified in Schedule 5.1) that may be requested by Big Planet will be evaluated by I-Link, and the cost of any such modification will be estimated and provided to Big Planet. Big Planet will bear the cost of developing and implementing any such modifications or enhancements. The Order and Provisioning System of I-Link and Big Planet will be linked by a specific uniform resource locator that is approved by Big Planet prior to use and that is exclusively dedicated to the Order and Provisioning System ("Order URL"). All Big Planet Customers shall remain exclusively within this Order URL while transacting business on the Order and Provisioning System and at no time shall any banners or links be inserted into or maintained as part of the Order and Provisioning System that directs a Big Planet Customer or Big Planet Representative elsewhere. The Parties agree that web entered orders from Big Planet Customers will go directly to I-Link's Order and Provisioning System. In the event that Big Planet elects to accept telephone and paper orders, those orders shall be entered into an order entry system directly by Big Planet and Big Planet shall be responsible for placing such orders into the Order and Provisioning System. In the event Big Planet offers Presubscribed Services utilizing the I-Link Network, Big Planet shall bear the cost associated with any required third-party verification procedures and provisioning.

         5.2 CUSTOMER SERVICE, BILLING AND COLLECTIONS. Big Planet acknowledges and agrees that from and after the Effective Time that it shall be responsible for providing at its cost all billing, collections, and other customer service to its Big Planet Enhanced Service Customers with respect to the I-Link Products and Services provided by I-Link hereunder. This Section 5.2 shall in no way relieve I-Link from providing any customer service and technical support obligations that it is required to perform for Big Planet under the terms of this Agreement including those set forth in Article 10. Notwithstanding the foregoing, Big Planet may contract with I-Link to provide billing services and other services and personnel for the first twelve months following the Effective Time as more fully described in Article 8.


NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         5.3 WARRANTY FOR TANGIBLE PRODUCTS. With respect to warranties on Future Products and Services that are tangible products manufactured by I-Link, I-Link shall remain responsible at its cost for performing any and all warranty work and providing replacement products for defective tangible products during the warranty period in accordance with the warranty provisions to be negotiated in accordance with Section 4.5. With respect to tangible I-Link Products and Services manufactured by third parties, I-Link shall pass through to Big Planet and the end users of its tangible I-Link Products and Services all warranties provided to I-Link by the manufacturers of such tangible Products. I-Link shall use its good faith and reasonable best efforts to negotiate favorable warranty terms with its third party manufacturers that are consistent with industry standards. This Section 5.3 shall not relieve I-Link from providing any customer service and technical support obligations that it is required to perform for Big Planet under the terms of this Agreement including those set forth in Article 10.

                                    ARTICLE 6
                 ASSIGNMENT OF SALES FORCE AND RELATED BUSINESS

         6.1 TRANSFER OF I-LINK LLC REPRESENTATIVES.

                  (a) TRANSFER. At the Effective Time, I-Link and I-Link LLC shall assign and transfer to Big Planet their entire right, title and legal and equitable interests in the I-Link LLC Representative Agreements and all associated documentation, including all rights to the names and other personal information related thereto. A list of the I-Link LLC Representative Agreements are attached hereto as Schedule 6.1(a). By this irrevocable assignment, I-Link and I-Link LLC renounce and waive any and all rights they may have in the I-Link LLC Representative Agreements and the I-Link LLC Representatives, or to receive any compensation whatsoever by reason of any use of the I-Link LLC Representatives or any element thereof by Big Planet. I-Link and I-Link LLC agree that they will not use or release the names of such I-Link LLC Representatives or other personal information related thereto to any other person or otherwise use such information.

                  (b) INFORMATION. I-Link and I-Link LLC further agree that, on reasonable request and without further consideration, they shall provide any and all existing information, hard copies of the agreements, data and business information, financial data, representative lists, and similar information of I-Link and I-Link LLC to Big Planet regarding the I-Link LLC Representatives and I-Link LLC Representative Agreements, and generally do everything reasonably necessary to aid Big Planet with this assignment and transfer.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (c) TRANSITION. At the Effective Time, Big Planet shall assume control of the I-Link LLC Representatives and they shall be treated as Big Planet Representatives. I-Link and I-Link LLC shall be liable for any and all claims of I-Link LLC Representatives relating to any matter occurring or accruing prior to the Effective Time. During the first twelve months following the Effective Time, Big Planet agrees that all I-Link LLC Representatives shall be transitioned to the Big Planet Sales Compensation Plan in accordance with the terms and timetable set forth in Schedule 6.1(c). Except as set forth in this Section 6.1(c), Big Planet shall have no obligation to make any changes to its Big Planet Sales Compensation Plan or offer any other exceptions or inducements to retain the I-Link LLC Representatives. In no event shall either Party have any liability to the other with respect to any loss or decline in the number of I-Link LCC Representatives marketing I-Link Products and Services, as a result of any I-Link LLC Representative electing not to transition to Big Planet as a result of the Assignment of this Agreement, or Big Planet's actions in integrating such I-Link LLC Representatives.

                  (d) COMMISSIONS. I-Link shall be solely responsible for paying all commissions that relate to sales and usage of I-Link Products and Services prior to the Effective Time or any other fees or commissions that result from actions that occur prior to the Effective Time or that are anything other than the standard commissions on sales of product and services as described in the I-Link Sales Compensation Plan. Big Planet shall be responsible for paying all commissions on sales of I-Link Products and Services marketed and distributed by Big Planet following the Effective Time.

         6.2 TRANSITION OF CUSTOMER BASE.

                  (a) ASSIGNMENT OF CUSTOMERS. At the Effective Time, I-Link shall assign and transfer to Big Planet all its right, title and interest in the Existing Customers, which are more particularly described on attached Schedule 6.2(a). I-Link shall update Schedule 6.2(a) as of the Effective Time. By this irrevocable assignment, I-Link renounces and waives any and all rights it may have in the Existing Customers, except as otherwise provided herein. As of the Effective Time, Big Planet shall receive any and all gross revenues from the Existing Customers. I-Link further agrees that, on reasonable request and without further consideration, I-Link shall provide any and all existing information, hard copies of any contracts, data and business information, financial data, and similar existing information of I-Link to Big Planet regarding the Existing Customers, and generally do everything reasonably necessary to aid Big Planet with this assignment and transfer. In the event of the termination of this Agreement for any reason during the first year following the Effective Time, I-Link shall have the right, at its sole cost and expense, to reacquire all right, title and interest in the Existing Customers with respect to I-Link Products and Services, but not the product and services of Big Planet. Any such reacquisition must be done in accordance with all applicable laws. I-Link shall have the right to contact and notify the Existing Customers of such reversion, and Big Planet shall provide I-Link with reasonable assistance in effecting such reversion. In the event of any such election, I-Link shall be required to pay and reimburse Big Planet on a monthly basis for all commissions payable by Big Planet to its Big Planet Representatives with respect to such customers until Big Planet is no longer obligated to pay commission on sales to the Existing Customers. Big Planet shall have no obligation to modify its Big Planet Sales Compensation Plan to eliminate the commission payable on sales to the Existing Customers. Big Planet shall invoice I-Link on a monthly basis for the amount of such commissions and I-Link shall pay the invoice within thirty days. I-Link acknowledges and agrees that upon termination of this Agreement under any other circumstance all right, title and interest in the Existing Customers shall remain with Big Planet. I-Link and I-Link LLC shall cooperate with Big Planet to migrate Existing Customers to another provider if so directed by Big Planet subject to any applicable regulatory requirements. I-Link further acknowledges that it is providing Big Planet with information concerning its Legacy Customers so as to enable Big Planet to market its other products and services to those customers.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         6.3 ASSIGNMENT OF ACCOUNTS RECEIVABLES.

                  (a) ASSIGNMENT. At the Effective Time, I-Link agrees to assign and transfer to Big Planet all its right, title and interest in the Accounts Receivable. At the Effective Time, I-Link shall provide Big Planet with a complete accounts receivable aging schedule of the billed Accounts Receivable and applicable bad debt reserves as of January 31, 2000 (the "Cutoff Date"). Upon receipt of such schedule, Big Planet shall have ten days to review such schedule and shall be given access to I-Link's books and records if it desires to confirm the accuracy of such schedule. Within twenty (20) days of the Effective Time, I-Link shall process a final I-Link billing with respect to the sale and usage of, and payments received from, the I-Link Products and Services from the Cutoff Date to the Effective Time, and shall provide a report of this final I-Link billing statement to Big Planet.

                  (b) PAYMENT. In consideration for the assignment of such Accounts Receivable, Big Planet hereby agrees to pay to I-Link by wire transfer (i) at the Effective Time an amount equal to the sum of (a) [***]% of the Accounts Receivable as reflected on the Cutoff Date that have been outstanding for less than [***] days as of the Effective Time, plus (b) [***]% of the Accounts Receivables as reflected on the Cutoff Date that have been outstanding between thirty and sixty days as of the Effective Time. Big Planet shall make no payment with respect to any Accounts Receivables that are outstanding for more [***] days, and
         (ii) within five (5) days of Big Planet's receipt of the report of final I-Link billing statement an amount equal to [***]% of the Accounts Receivable billed after the Cutoff Date for services and products sold and used up to the Effective Time, less any payments received after the Cutoff Date and up to the Effective Time.

                  (c) COLLECTION. From and after the Effective Time, Big Planet shall assume responsibility for collecting the Accounts Receivables and shall be entitled to receive any and all proceeds from the Accounts Receivables. I-Link further agrees that, on reasonable request and without further consideration, I-Link shall provide any and all existing information, hard copies of any contracts, data and business information, financial data, and similar information of I-Link to Big Planet regarding the Accounts Receivables, and generally do everything reasonably necessary to aid Big Planet with this assignment and transfer. If I-Link receives any payments of the Accounts Receivable after the Effective Time, it shall promptly forward to Big Planet all such payments with sufficient information for Big Planet to identify the Account Receivable associated with such payment.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (d) INITIAL TRUE-UP. Within 20 days of the end of each of the first two calendar months following the month following the Effective Time (April 20 and May 20), Big Planet shall provide I-Link with a schedule indicating which of the Accounts Receivables have been collected and the total sum collected with respect to such Accounts Receivables (less any finance charges or other fees or charges that were not included on the balances of the Accounts Receivables used to determine the initial payment) as of the end of such calendar month (the "Collected Amount"). If the Collected Amount exceeds the amount of the Initial Payment plus any additional monthly payments paid pursuant to this Section 6.3(d) (the "Total Payments"), then Big Planet shall within 15 days thereafter pay to I-Link a sum equal to the difference between (a) the Collected Amount and (b) the sum of the Total Payments.

                  (e) FINAL TRUE-UP. Within 20 days of the end of the fourth calendar month following the Effective Time (June 20), Big Planet shall provide I-Link with a final schedule indicating which of the Accounts Receivable have been collected and the Collected Amount through the end of the fourth calendar month. If the Collected Amount is less than the Initial Payment, I-Link shall within 15 days pay to Big Planet a sum equal to the difference between (a) [***], and (b) [***]. If the Collected Amount exceeds the amount of the Total Payments, then Big Planet shall within 15 days thereafter pay to I-Link a sum equal to the difference between (a) the Collected Amount and (b) the sum of the Total Payment. Big Planet shall be entitled to keep all sums collected on the Accounts Receivables after the end of the fourth calendar month from the Effective Time without any further payment to I-Link; provided, however, I-Link shall have the right to require Big Planet to assign back to I-Link all Accounts Receivable that have not been collected as of the end of the fourth calendar month for no additional consideration.

         6.4  LEGACY CUSTOMERS.

                  (a) NO TRANSFER. None of the Legacy Customers shall be transferred to Big Planet at the Effective Time. All of these Legacy Customers shall remain customers of I-Link and Big Planet shall provide customer services to these Legacy Customers at a level consistent with services provided to Big Planet Enhanced Service Customers. At anytime following the Effective Time, Big Planet shall have the right to request I-Link to transfer the Legacy Customers to Big Planet, subject to the provisions of Section 4.15. In the event of such a request, I-Link shall cooperate in effecting such transfer including obtaining any regulatory approvals. Each Party shall be responsible for its own costs in connection with any transfers of such Legacy Customers.

                  (b) REPRESENTATIONS AND WARRANTIES. I-Link represents and warrants that as of October 1999, approximately [***]% of its total Presubscribed Services traffic is carried on the Sprint network. I-Link further represents and warrants that it has notified I-Link LLC Representatives that the commission value to I-Link LLC Representatives on Legacy Customer contracts under the Sprint Plus One plan will be less than or equal to [***]% of retail sales price.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (c) COMMISSION DISTRIBUTION. I- Link agrees that it shall pay Big Planet (by way of direct payment or offset, at I-Link's discretion) [***]% of the gross per minute revenue generated from the sale of all non-I-Link Network Presubscribed Services traffic, and [***]% of the monthly recurring charge from the Cascade product (identified on Schedule 4.1). I-Link also agrees to pay Big Planet [***]% of the gross per minute revenue generated from the balance of the Legacy business originating or terminating on the I-Link Network, and [***]% of the monthly recurring charge generated from the balance of the Presubscribed Services customers. A list of Legacy Customers is set forth in Schedule 6.4 (which schedule shall be provided within 48 hours of the Execution Date). The obligations shall continue until all Legacy Customers have ceased receiving services under such plans. I-Link shall provide Big Planet with complete and timely information sufficient to direct the appropriate payments to the appropriate former I-Link LLC Representative.

         6.5 CUSTOMER SERVICE SPACE. For a period of six months commencing at the Effective Time and ending on the six-month anniversary of the Effective Time, I-Link shall provide Big Planet with work space on its premises that is adequate for Big Planet to provide customer support functions for the Big Planet Enhanced Service Customers as long as space requirements do not exceed I-Link's current space requirements on existing leases. Big Planet agrees to provide telephones, headsets, workstations, installation and associated software licenses required for normal customer care. Big Planet will prepare a customer care headcount forecast and agrees to hire and manage such customer care representatives during the 6 month transition period. Big Planet shall Pay I-Link a monthly amount for this customer care related space allocation based on the square footage leased equal to [***] per square foot, plus a corresponding pro rata share of the utilities associated with such space. Big Planet's employees, agents and subcontractors working on I-Link premises during the training/transition periods shall fully comply with I-Link's security, access and safety requirements for the protection of I-Link's facilities and employees while on I-Link's premises.

         6.6 CUSTOMER SUPPORT PERSONNEL. I-Link shall provide all necessary instruction and training to enable Big Planet to supply Customer Support for the I-Link Products and Services, including but not limited to all Customer Support training manuals and materials. Such training is described on attached Schedule
6.6 and shall be provided at cost plus [***]% to Big Planet, and Big Planet shall reimburse I-Link for all out-of-pocket expenses such as costs for reasonable travel, manuals and materials. In addition, Big Planet may contract with I-Link to use personnel of I-Link to provide its customer support functions. Such personnel costs shall be calculated as that percentage of I-Link's total fully-burdened (customary employee benefits and taxes) customer support personnel costs that equals the percentage of I-Link's total customers/users that Big Planet Customers represent, plus [***]%; or, in the event Big Planet opts to specify to I-Link a definitive number of I-Link personnel who would be dedicated to handling Big Planet customer support functions, such full-burdened personnel costs shall be calculated as the actual cost for such dedicated personnel, plus [***]%.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         6.7 NOTICES OF INVESTIGATION

                  (a) I-Link and I-Link LLC agree that during the term of this Agreement it will notify Big Planet within three business days of I-Link or I-Link LLC (i) becoming aware of any investigation of I-Link's sales or marketing activities prior to the Effective Time by any Governmental Authority; or (ii) becoming subject to any Governmental Order, or being approached as to a settlement relating to its conduct of business with respect to the I-Link LLC Representatives.

                  (b) I-Link and I-Link LLC agree that during the term of this Agreement it will notify Big Planet within three business days of either of them becoming aware of any notice by any Governmental Authority that its products and/or services do not comply with any Law.

                  (c) Big Planet agrees that during the term of this Agreement it will notify I-Link within three business days of Big Planet (i) becoming aware of any investigation of Big Planet's sales or marketing activities of Enhanced Services following the Effective Time by any Governmental Authority; or (ii) becoming subject to any Governmental Order, or being approached as to a settlement relating to its conduct of business with respect to the Big Planet Representatives in connection with the Enhanced Services, that in either case could reasonably be expected to have a material adverse affect on its ability to perform its obligations hereunder and relating to the I-Link Products and Services.

                  (d) Big Planet agrees that during the term of this Agreement it will notify I-Link within three business days of Big Planet becoming aware of any notice by any Governmental Authority that its sales or marketing activities do not comply with any Law to the extent it could be reasonably expected that such alleged violation would have a material adverse affect on its ability to perform its obligations hereunder and relating to the I-Link Products and Services.

         6.8 TRANSITION COSTS. Unless otherwise provided herein, each of the Parties shall be responsible for their costs incurred prior to the Effective Time, including but not limited to training of employees, hiring, marketing materials, and costs of communications to Existing and Legacy Customers.

         6.9 NON-SOLICITATION. Each of I-Link and I-Link LLC agree that neither they nor any of their Subsidiaries or Affiliates, nor any of their respective directors, officers, or employees shall directly, or indirectly by causing, assisting or encouraging another party to do so, for their own account or the account of any other person with which they shall become associated in any capacity, or in which they shall have any ownership interest, (a) solicit or cause to be solicited or facilitate any solicitation of any I-Link LLC Representative or any existing or future Big Planet Representative to become a distributor, representative or customer of I-Link, I-Link LLC or any other party, (b) except as otherwise provided in this Agreement, solicit or cause to be solicited or facilitate any solicitation of any Existing Customer, Legacy Customer or any current or future Big Planet Customer to become a customer of I-Link, I-Link LLC or any other party, or (c) provide any information concerning such I-Link LLC Representatives, Big Planet Representatives, or Big Planet Customers, including but not limited to the terms of any agreements between I-Link and such customers, to any other person; provided, however, that the foregoing (i) shall apply only so long as such I-Link LLC Representative or Big Planet Representative shall remain an independent representative of Big Planet, and only so long as such Existing Customer, Legacy Customer, or Big Planet Customer shall remain a customer of Big Planet, and (ii) shall not prohibit I-Link or its Subsidiaries, Affiliates, agents, representatives or distributors from performing general solicitations not targeting Big Planet employees, representatives or customers via general advertisements and contracting with or selling to any person who may respond to such general advertising. All information concerning Big Planet Customers and Big Planet Representatives shall

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

be considered confidential. Big Planet agrees that neither it nor any of its Subsidiaries or Affiliates, nor any of their respective directors, officers, or employees shall directly, or indirectly by causing, assisting or encouraging another party to do so, for their own account or the account of any other person with which they shall become associated in any capacity, or in which they shall have any ownership interest, solicit or cause to be solicited or facilitate any solicitation of any I-Link or I-Link LLC employee (except I-Link customer support/service personnel) to become an employee of Big Planet or any of its Subsidiaries or Affiliates; provided, however, the foregoing shall not prohibit Big Planet or its Subsidiaries or Affiliates from performing general solicitations not targeting I-Link employees via general advertisements and hiring any employee who may respond to such general advertising, or from hiring any employee who may utilize the services of an employment agency that has not been retained or a search instigated by Big Planet. The obligations of the Parties under this Section shall survive for a period of two (2) years after termination of this Agreement.

                                    ARTICLE 7
                                     PAYMENT

         7.1 PAYMENT Unless otherwise expressly provided in this Agreement, I-Link shall invoice Big Planet for those I-Link Products and Services provided pursuant to this Agreement, and all other amounts payable under this Agreement in accordance with the prices established pursuant to this Agreement. Except as provided herein, Big Planet shall pay I-Link by wire transfer the amount due and payable within thirty (30) days from the invoice date (the "Due Date"). Payment of the invoice shall not constitute final acceptance of the products and/or services. All properly invoiced amounts not paid within thirty (30) days of the Due Date shall be subject to an interest charge at the rate of one percent (1.0%) of the late payment per month.

                  (a) Big Planet shall notify I-Link in writing within sixty
         (60) days of the Due Date of any contested or disputed amount concerning charges as they appear on the I-Link invoice. Written notification must include a description of any credit that Big Planet reasonably believes itself entitled, and I-Link and Big Planet shall promptly address and attempt to resolve the claim within thirty (30) days of the date of Big Planet's written notice. If I-Link and Big Planet are unable to resolve any such claim, the matter may be submitted to arbitration pursuant to the terms described in Section 8.4
         (d).

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (b) Regardless of whether the Parties resolve the dispute between themselves or by arbitration, the following shall apply to the disputed funds. In the event the disputed invoice is resolved in favor of I-Link, then I-Link shall retain the monies paid pursuant to the disputed invoice. If, during the resolution of the matter it is determined that Big Planet owes I-Link additional funds, then Big Planet shall pay I-Link said amount plus interest from the Due Date at the rate of one percent (1.0%) per month on the amount due and payable within ten (10) days of resolution. In the event that the dispute is resolved in favor of Big Planet, then I-Link shall either refund or credit to Big Planet said amount plus interest from the Due Date at the rate of one percent (1.0%) per month on the amount due and payable. If, at the election I-Link, said amount plus interest is to be credited against a future invoice, then it shall be credited by I-Link as described in Section 7.2. If, at the election I-Link, said amount plus interest is to be refunded, then I-Link shall pay Big Planet said amount plus interest from the Due Date at the rate of one percent (1.0%) per month on the amount due and payable within ten (10) days of resolution.

         7.2 CREDITS. Any credits due Big Planet as determined in section 7.1 shall be applied by I-Link against its next invoice with the appropriate information shown thereon or attached. Any credits due Big Planet that are not applied against I-Link's next invoice shall be paid to Big Planet by I-Link within thirty (30) days after written request from Big Planet. If Big Planet has not received such credits within thirty (30) days of the date of the request, then Big Planet may deduct such credits from any other amounts owed to I-Link. In the event (i) there occurs a failure or problem in the software/hardware system (as opposed to the Network) underlying Enhanced Services that results in an outage of Enhanced Services service to a Big Planet Customer in excess of
10.8 hours in any given billing period (exclusive of Network outages occasioned by underlying carriers or providers of Network components to I-Link) (an "Enhanced Services Outage"), (ii) as a result of such Enhanced Services Outage Big Planet is required by its own currently existing terms and conditions to its customers to offer a credit to such customer, and (iii) Big Planet shall give I-Link prior notice of such credit, then I-Link shall be responsible for the portion of such credit as shall equal the percentage I-Link's wholesale price to Big Planet is of Big Planet's retail price to the customer. Any such credit responsibility shall be deducted from any monthly service fees invoiced to Big Planet during which the Enhanced Services Outage occurred, unless disputed by I-Link, in which case the dispute shall be handled pursuant to the provisions of
Section 7.1 above.

         7.3 LEGACY PAYMENTS. I-Link shall deduct amounts payable to Big Planet for commissions on the business from Legacy Customers as described in Section 6.4(c) from amounts billed to Big Planet for other business as described in the pass through charges in Section 4.5(b). In the event I-Link fails to make any payments for such commissions or deduct such amounts, Big Planet shall have the right to offset such amounts against amounts owing to I-Link. If I-Link deducts an amount for amounts billed to Big Planet for other business, it shall clearly identify the amount of the deduction.


NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    ARTICLE 8
                                 BILLING SERVICE

         8.1 BILLING AND ACCOUNTS RECEIVABLE SERVICES. For a period of 12 months following the Effective Time, unless otherwise agreed upon by the Parties, I-Link shall provide billing services ("Billings Service") for Big Planet Enhanced Service Customers according to the standards, terms and conditions, and service levels set forth on Schedule 8.1. Said customer billings shall be branded as Big Planet and shall include appropriate I-Link carrier designation (provided that the Parties acknowledge printing change requirement of up to eight weeks for bill image development and setup). As compensation for providing these Billing Services, Big Planet shall reimburse I-Link [***] per customer bill. Any decrease or increase in actual costs after the Effective Time shall be passed on to Big Planet. Big Planet shall be responsible for any additional one-time or recurring costs for inserts, format changes and modifications, including but not limited to logo imaging, bill stock runs and other related bill customization. In addition to out-of-pocket costs, Big Planet shall reimburse I-Link for personnel costs. Upon transfer of the billing function to Big Planet, I-Link agrees to use its best efforts to assist Big Planet in the transfer of the data and information related to the Billing Service to either Big Planet or a third party as may be necessary for the orderly, non-disrupted business continuation of each party. In the event Big Planet shall desire I-Link to assist in collection efforts and activities, Big Planet shall reimburse I-Link for its costs in performing such services. These costs shall include, but not be limited to, personnel costs, external collection agency fees (one-time and recurring), fulfillment costs for collection letters, postage, customer cancellation notification, and collection data base maintenance costs. Personnel costs shall be calculated as that percentage of I-Link's total, fully-burdened (customary employee benefits and taxes) personnel costs (for each of the separate billing and collection functions) that equals the percentage of I-Link's total customers/users that Big Planet Customers represent, plus 10%. For an initial period of six months I-Link shall provide Big Planet accounts receivable accounting and processing services, including but not limited to processing of payments, adjustments, invoices, late and/or finance charges, reactivation fees, aging, bad debt analysis, and other related activities necessary for customer account balance management. I-Link shall provide Big Planet a monthly reconciliation of account balances. For these services Big Planet shall pay to I-Link the sum of [***] per month. At the end of the initial six-month period, the parties shall be free to negotiate any continuance of the accounts receivable services. Big Planet acknowledges that I-Link does not offer any warranties or guarantees as to the performance of its accounts receivable system, and that Big Planet's sole remedy under this Agreement in the event of any problems experienced with the accounts receivable services shall be the recovery of actual monetary damages limited to the aggregate amount paid by Big Planet in the monthly accounts receivable services fee. In the event of errors or imbalances, I-Link shall use its best efforts to rectify such issues in a timely manner. Any modifications or enhancements to the accounts receivable system beyond the existing functionality of the system that may be requested by Big Planet will be evaluated by I-Link, and the cost of any such modification will be estimated and provided to Big Planet. Big Planet will bear the cost of developing and implementing any such modifications or enhancements.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         8.2 TAX COMPLIANCE.

                  (a) All charges are exclusive of federal, state, local, and foreign sales, use, excise, utility, gross receipts, value added taxes
         (VAT), other similar tax-like charges and tax-related surcharges as provided in I-Link's F.C.C. and state tariffs, and other similar tax-like charges levied by any duly constituted authority.

                  (b) Big Planet shall provide I-Link with all duly authorized exemption certificates in all jurisdictions in which they sell I-Link Products and Services. Upon receipt of these certificates, I-Link agrees to exempt Big Planet from such taxes if and as provided by applicable law, effective on the date the exemption certificate is received by I-Link. Big Planet agrees to indemnify I-Link from and against any liability arising from any taxing jurisdictions.

                  (c) Taxes based on I-Link's net income shall be the sole responsibility of I-Link; provided that, if Big Planet is required by the laws of any foreign tax jurisdiction to withhold income or profits taxes from any payment, Big Planet shall, within 90 days of the date of such withholding, provide to I-Link official tax certificates documenting remittance of such taxes to the relevant tax authorities. Such tax certificates shall be in a form sufficient under the U.S. Internal Revenue Code to document the qualification of such income or profits tax for the foreign tax credit allowable against I-Link's U.S. corporation income tax, and shall be accompanied by an English translation. Upon receipt of such certificates, I-Link will issue Big Planet a billing credit for the amounts represented thereby.

                  (d) Big Planet will assume responsibility for city, state, federal and regulatory tax payments that are required as a result of sales of the Enhanced Services and Enhanced Service Devices to Big Planet Enhanced Services Customers (the "Taxes"). Big Planet shall review I-Link's system and assumptions for billing such taxes to end-users by Big Planet and shall agree to indemnify and hold harmless I-Link in regard to the Taxes. I-Link shall agree to maintain taxing systems as required to be current with the tables provided by Vertex. I-Link will process tax bills to end-users in conjunction with the billing activities described in this Agreement. Big Planet shall be responsible for all required tax compliance/reporting and remittance of the Taxes owed to various taxing jurisdictions, including notification of tax changes to end-users, as well as the expense to I-Link of any additional software licensing from Vertex required to achieve such compliance. During the period I-Link maintains ownership of the Legacy Customers, Big Planet shall pay I-Link the sum of [***] per month to reimburse I-Link for tax compliance with respect to the Legacy Customers.

         8.3 LICENSE OF BILLING SOFTWARE. At such time as Big Planet shall take over the billing function, upon ninety (90) days written notice, Big Planet shall have the right to obtain from I-Link a non-exclusive, non-transferable, perpetual license to use I-Link's current billing software solely for use with products and services sold through the Big Planet Representative sales force. As consideration for such license, Big Planet shall pay to I-Link a one-time, fully paid-up license fee of [***] ninety (90) days from the date of the written notice to license the current billing software. Payment of the license fee shall grant Big Planet a perpetual license to use the software until discontinued by Big Planet. I-Link shall also deliver to Big Planet with the software detailed documentation, including but not limited to, a user's manual, systems manual, operating manual, programming manual, modification manual and source code. Such license shall be evidenced by a license agreement mutually agreeable to the Parties containing terms standard to the industry. Big Planet shall pay to I-Link an annual maintenance and upgrade fee equal to [***], payable each anniversary thereafter so long as the software license agreement shall remain in force.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         8.4 ESCROW OF SOURCE CODE

                  (a) DEPOSIT. Within fifteen (15) days from the Effective Time, I-Link shall deposit a copy of the current version of the source code and relevant documentation ("Source Code") for the Billing Software and Order System in escrow with an escrow agent reasonably acceptable to both parties ("Escrow Agent"). Escrow Agent shall be required by a separate agreement to contact I-Link at least annually to notify I-Link of its continuing obligation to update the escrow as required herein. This Escrow shall cease to exist (i) in the event Big Planet ceases to use the Billing Software or Order System, or (ii) upon the termination of this Agreement for any reason other than termination by Big Planet for cause under Section 9.2(a).

                  (b) WARRANTY OF I-LINK TO BIG PLANET. I-Link warrants to Big Planet that (i) the material deposited with the Escrow Agent shall constitute the source code and all existing documentation for the Billing Software and the Order System; (ii) the Source Code delivered to the Escrow Agent will be in a form suitable for reproduction by computer and/or photocopy equipment, and consists of a full source language statement of the program or programs comprising the Billing Software and the Order System and program maintenance documentation, including existing flow charts, schematics, and annotations which comprise available pre-coding detailed design specifications, and all other material necessary to allow a reasonably skilled third-party programmer or analyst to maintain or enhance the Billing Software and Order System without the help of any other person or reference to any other material; and (iii) I-Link will promptly supplement the Source Code delivered hereunder with all revisions, corrections, enhancements, or other changes so that the Source Code constitutes a human-readable program for the current release of the Billing Software and System.

                  (c)      NOTICE OF DEFAULT.
                           -----------------

                           (i) I-Link shall be deemed to be in material default
                  of its responsibilities to Big Planet if (A) I-Link is unable, at any time during the term of this Agreement, to correct any material malfunction, defect or nonconformity in the Billing Software and Order System that prevents such system from functioning substantially in accordance with the applicable specifications, documentation, performance criteria and other warranties and descriptions provided in this Agreement, within thirty (30) days after Big Planet's written notification to I-Link specifying in reasonable detail in what respects the Billing Software and Order System fails to conform; or (B) I-Link is adjudged insolvent, makes a general assignment for the benefit of creditors, files a voluntary petition of bankruptcy, suffers or permits the appointment of a receiver for its business or assets, becomes subject to any proceeding under any bankruptcy or insolvency law, whether domestic or foreign, or has wound up or liquidated its business voluntarily or otherwise and Big Planet has compelling reasons to believe that such event(s) will cause I-Link to fail to meet its warranty and maintenance obligations in the foreseeable future. Big Planet shall give written notice (the

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  "Notice of Default") to the Escrow Agent of any default by I-Link. The Notice of Default shall, at the minimum (1) be labeled "Notice of Default"; (2) identify this Agreement and the escrow agreement; (3) specify the nature of the default;
                  (4) identify the Source Code with specificity; and (5) demand the delivery of the Source Code to the Big Planet.

                           (ii) Upon receipt of the Notice of Default, the
                  Escrow Agent shall send a copy thereof to I-Link by certified or registered mail, postage prepaid, return receipt requested. If I-Link desires to dispute the Notice of Default, I-Link shall, within ten (10) days after the receipt of the copy of the Notice of Default from the Escrow Agent, deliver to the Escrow Agent a sworn statement (the "Affidavit") saying that no default has occurred, whereupon the provisions of Section 8.4(d) hereof will become applicable. If the Escrow Agent receives the Affidavit within said ten (10) days, the Escrow Agent shall send a copy thereof to Big Planet by certified or registered mail, return receipt requested. If the Escrow Agent does not receive the Affidavit within said ten (10) days and Big Planet has not terminated this Agreement, the Escrow Agent shall be authorized and directed to deliver the Source Code to Big Planet.

                  (d) DISPUTES

                           (i) In the event that I-Link files the Affidavit with
                  the Escrow Agent in the manner and within the time period set forth above, or if Big Planet shall fail to agree that this Agreement has been terminated, the Escrow Agent shall not release the Source Code to either Party except in accordance with (A) a final decision of the arbitration panel as hereinafter provided; or (B) receipt of an agreement with authorized and notarized signatures of both I-Link and Big Planet, authorizing the release of the Source Code to one of the Parties hereto.

                           (ii) Disputes arising under this Section shall be
                  referred immediately to, and settled by, binding arbitration as set forth in this Section 8.4 (d)(ii). The arbitration panel shall consist of three persons. Each of the Parties hereto shall appoint one arbitrator and the two arbitrators thereby appointed shall select a third arbitrator. The arbitration shall be conducted in Salt Lake City, Utah, in accordance with the rules of the American Arbitration Association. The Escrow Agent shall give prompt effect to any court having jurisdiction thereof, enforcement or a stay of any award rendered by the arbitrators. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Utah.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (e) ESCROW AGREEMENT. The Parties shall execute an escrow agreement that incorporates the terms of this Section and provide for other commercially reasonable provisions.

                                    ARTICLE 9
                                      TERM

         9.1 TERM. The provisioning of services under this Agreement shall become effective at the Effective Time and continue for three (3) years from the Effective Time or until such earlier date upon which this Agreement may be terminated in accordance with the provisions of this Article 9. This Agreement shall automatically renew for continuous one-year periods (an "Extension") unless I-Link or Big Planet gives the other Party six (6) months prior written notice of its intent to terminate this Agreement. Except as provided in Section 6.2(a) above, Big Planet shall have no obligation to transfer back to I-Link or I-Link LLC any of the I-Link LLC Representatives or the Existing Customers or Legacy Customers following the expiration or termination of this Agreement. Upon expiration of the initial three year term or termination of any Extension, Big Planet shall have the non-exclusive right to market, distribute and sell the Enhanced Services and Enhanced Service Devices, provided, however, that after expiration of the initial three year term I-Link may adjust its pricing for the any Enhanced Service or Enhanced Service Device to reflect changes to its cost structure subject to the provisions of Section 4.7.

         9.2 TERMINATION FOR CAUSE.

                  (a) Big Planet may terminate this Agreement by giving I-Link written notice of such termination upon the occurrence of any of the following events: (i) failure of I-Link to maintain I-Link's system integrity and/or overall network quality sufficient to provide the I-Link Product and Services hereunder; (ii) failure to materially comply with the Service Level Agreements and requirements set forth herein or to provide within the timelines set forth herein the information or data required to be delivered to Big Planet hereunder in accordance with Section 4.9; (iii) any violation of the non-solicitation provisions of this Agreement; (iv) any other material breach or default in any of the material terms or conditions of this Agreement if I-Link has failed to cure such breach or default within thirty (30) days of receipt of written notice of such breach from Big Planet, (v) I-Link makes any assignment for the benefit of creditors, is adjudged insolvent, (v) any proceedings are instituted by or against I-Link in bankruptcy or under any insolvency laws or for reorganization, receivership or dissolution, or (vi) any assignment or attempted assignment of the Agreement in violation of Section 15.6 of this Agreement; or (vii) as a result of a Law or Governmental Order I-Link becomes unable to provide or sell the Enhanced Services and Enhanced Service Devices in one or more of the 48 states in the continental United States for a period in excess of 30 days.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (b) I-Link may terminate by giving Big Planet written notice of such termination upon the occurrence of any of the following events:
         (i) any breach or default of any payment obligations under Section 7.1 if Big Planet fails to cure such default within ten (10) days of the date such payment is due; (ii) any other material breach or default in any of the material terms or conditions of this Agreement if Big Planet has failed to cure such breach or default within thirty (30) days of receipt of written notice of such breach from Big Planet, (iii) Big Planet makes any assignment for the benefit of creditors, is adjudged insolvent, (iv) any proceedings are instituted by Big Planet in bankruptcy or under any insolvency laws or for reorganization, receivership or dissolution, (v) any assignment or attempted assignment of the Agreement in violation of Section 15.6 of this Agreement, or
         (vi) Big Planet becomes unable by reason of injunction or order by any states or jurisdictions to market and sell the Enhanced Services in geographic areas representing more than 33% of the United States population for a period in excess of 30 days.

         9.3 BIG PLANET'S RIGHT TO TERMINATE EXCLUSIVITY. If Big Planet, in its good faith judgment, determines that pricing and/or service levels for I-Link Products and Services are no longer competitive, then Big Planet may elect to be a non-exclusive distributor of any or all I-Link Products and Services, provided, however, that Big Planet has given I-Link six months written notice of such election and that the date to become a non-exclusive distributor is after the first anniversary date of this Agreement.

         9.4 TERMINATION ASSISTANCE. I-Link agrees to make available to Big Planet all services necessary for an orderly transition of Big Planet Enhanced Service Customers at the time of termination of the contract, unless the Existing and Legacy Customers revert to I-Link under the provisions of Section 6.2(a) above, in which case Big Planet shall make such services and assistance available to I-Link. Such services include, but are not limited to: (i) providing all relevant and existing files in their existing format; (ii) providing all relevant and existing intermediate materials in existing format;
(iii) providing all supplies and other property of Big Planet, and any other reasonable data or documentation existing and necessary for an orderly transfer; providing all existing information regarding changes to I-Link's Products and Services, including but not limited to, pricing, service product quality, and service delivery process. Big Planet agrees to reimburse I-Link for any reasonable out-of -pocket expenditures incurred by I-Link in connection with the assistance provided hereunder if the Agreement is terminated by Big Planet other than for cause.

         9.5 TRANSFER OF 800 NUMBERS. Upon termination all 800 numbers and local toll free numbers in use by Big Planet Enhanced Services Customers shall be assigned to Big Planet and transferred in a manner complying with applicable Law so that the Big Planet Enhanced Services Customers may continue to use such 800 numbers and local toll free numbers following the termination of this Agreement. I-Link agrees to cooperate and to take such actions as are necessary to facilitate such assignment and transfer without any interruption of service. Big Planet agrees to reimburse I-Link for any reasonable out-of-pocket expenditures incurred by I-Link in connection with the foregoing if the Agreement is terminated by Big Planet other than for cause.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         9.6 TERMINATION PRIOR TO EFFECTIVE TIME.

         This Agreement may be terminated prior to the Effective Time

                  (a) by either Big Planet or I-Link if a material breach of any provision of this Agreement has been committed by the other Party and such breach has not been waived;

                  (b) by Big Planet if any of the conditions in Section 2.4 has not been satisfied as of February 15, 2000, or such earlier date as the satisfaction of such condition is or becomes impossible (other than through the failure of Big Planet to comply with its obligations hereunder) and such condition has not been waived by Big Planet;

                  (c) by I-Link if any of the conditions in Section 2.5 have not been satisfied as of February 15, 2000, or such earlier date as the satisfaction of such condition is or becomes impossible (other than through the failure of I-Link or I-Link LLC to comply with their obligations under this Agreement) and such condition has not been waived by I-Link;

                  (d) by mutual consent of I-Link and Big Planet; or

                  (e) by either Big Planet or I-Link if the Effective Time has not occurred prior to February 15, 2000 (other than through a failure of any Party seeking to terminate this Agreement to fully comply with its obligations under this Agreement), or such later date as the Parties may mutually agree.

                                   ARTICLE 10
                     TECHNICAL SUPPORT AND CUSTOMER SUPPORT

         10.1 TECHNICAL SUPPORT FOR BIG PLANET. I-Link will maintain a 24-hour a day, 7 day a week, including holidays, on-call technical staff for the purpose of handling emergency technical situations. I-Link will provide to Big Planet, within ten (10) days of execution of this Agreement, a current `escalation procedure' for handling technical emergencies reasonably acceptable to Big Planet.

         10.2 CUSTOMER SUPPORT. I-Link shall maintain second-line customer service call center operations for all Big Planet Enhanced Service Customers consisting of support to Big Planet's customer service operation. I-Link shall cooperate with Big Planet to resolve any customer related problems consistent with the terms of the relevant service level agreements; provided, however, that I-Link shall not be authorized to establish, modify, or resolve any customer related problems directly with a Big Planet Enhanced Service Customer unless, and only to the extent, authorized by Big Planet. Should a Big Planet Enhanced Service Customer inadvertently contact I-Link directly, I-Link will politely direct them to Big Planet for support. I-Link shall within five (5) business days of the Execution Date designate a corporate operations manager to represent I-Link in all of I-Link's contacts or dealings with Big Planet.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         10.3 TRAINING FOR BIG PLANET. I-Link will provide to select members of Big Planet management, at no cost, `sales' and `customer care' training, including but not limited to all customer care and sales manuals and materials reasonably necessary to enable such Big Planet management to train its staff to competently sell and support I-Link Products and Services; provided however, that I-Link shall be reimbursed for any directly related out-of-pocket expenses.

                                   ARTICLE 11
             REPRESENTATIONS AND WARRANTIES OF I-LINK AND I-LINK LLC

         As a material inducement to Big Planet to enter into this Agreement and with the acknowledgement and understanding that Big Planet is relying on the accuracy of these representations and warranties in determining the feasibility of entering into this Agreement, I-Link and I-Link LLC hereby jointly and severally represent and warrant as follows:

         11.1 ORGANIZATION, AUTHORITY AND QUALIFICATION. I-Link is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and has all necessary corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. I-Link LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. Each of I-Link and I-Link LLC is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary. The execution and delivery by I-Link and I-Link LLC of this Agreement, the performance by I-Link and I-Link LLC of their obligations hereunder, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or limited liability company action. This Agreement has been duly executed by an authorized officer of each of I-Link and I-Link LLC, and constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms;

         11.2 NO CONFLICT. The execution, delivery and performance of this Agreement by I-Link and I-Link LLC do not and will not (i) violate, conflict with or result in the breach of any provision of the charter or bylaws (or similar organizational documents) of I-Link or I-Link LLC, (ii) conflict with or violate any law, regulation, statute, ordinance or other requirement of law of any foreign national, federal, state, municipal or local government, any governmental or court order of any jurisdiction applicable to I-Link, I-Link LLC, any of their respective Subsidiaries, or the assets properties or business of I-Link, I-Link LLC and each of their Subsidiaries, or (iii) conflict with, result in any breach of, constitute a default, or require any consent or approval (or an event which with the giving of notice or lapse of time or both would become a default) under any note, bond, mortgage, deed of trust, indenture, contract, agreement lease, sublease, license, sublicense, permit, franchise or other instrument or agreement, lease, sublease, license, sublicense, permit, or other instrument or arrangement to which I-Link, I-Link LLC, or any of their Subsidiaries are a party relevant to, or which would have an adverse effect on I-Link's ability to perform, its obligations hereunder.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         11.3 NO LITIGATION. Except as identified on Schedule 11.3, there are no Actions by or against either I-Link, I-Link LLC, or any Subsidiary or Affiliate of either I-Link or I-Link LLC (or, to the knowledge of I-Link or I-Link LLC, any Affiliate thereof and relating to the business or distribution channel of I-Link or I-Link LLC or any entity controlled, directly or indirectly, by them) or the I-Link Products or Services, or in any way affecting the business or distribution channel of I-Link or I-Link LLC or the I-Link Products or Services, pending before or threatened to be brought by or before any Governmental Authority other than collection of customer accounts carried out in the ordinary course of business.

         11.4 PAYMENT OF BONUSES. As of the Execution Date, all commissions and bonuses payable to the I-Link LLC Representatives, Steven Campbell and Campbell Communications LLC pursuant to the I-Link Sales Compensation Plan or any other agreement for sales and revenue generated through January 10, 2000, have been paid and there are no other monies or obligations of any kind due and owing the I-Link LLC Representatives, Steven D. Campbell or Campbell Communications LLC, except for commissions due and payable for sales and revenue generated from January 11, 2000, through the Effective Time, which shall be paid by I-Link in accordance with the provisions of Article 6 hereof.

         11.5 COVERAGE AREA. The Enhanced Services enumerated in Schedule 4.1 is available in each of the fifty states of the United States and Puerto Rico.

         11.6 CONTRACTS.

                  (a) SCHEDULE OF CONTRACTS. Schedule 11.6(a) contains a true, complete and correct list of each of the following contracts, agreements and commitments (including, without limitation, oral and informal arrangements to the extent necessary to conduct of the business) to which I-Link, I-Link LLC or any Subsidiary or Affiliate is a party:

                           (i) Each form of contract with any I-Link LLC
                  Representative and copies of all policies and procedures, sales compensation plans and any other agreement or document setting forth or establishing the rights and obligations of I-Link LLC, I-Link and the I-Link LLC Representatives or in any way provides any benefits to any I-Link LLC Representative.

                           (ii) Each form of contract, agreement or commitment
                  with any Existing or Legacy Customer of I-Link, I-Link LLC or any Subsidiary or Affiliate that is being assigned or shifted to Big Planet following the Effective Time pursuant to the terms of this Agreement.

                           (iii) Each contract related to the I-Link Costs.

                  (b) NO OTHER CONTRACTS. Except as set forth in Schedule 11.6(a), there is no contract, agreement or other commitment granting any I-Link LLC Representative or any Existing or Legacy Customer any rights or benefits, or under which I-Link, I-Link LLC or any of their Subsidiaries or Affiliates may have any obligation or liability to any I-Link LLC Representative or Existing or Legacy Customer.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (c) ASSIGNABILITY. Except as otherwise provided in Schedule 11.6(a), each of the I-Link LLC Representative Agreements and each customer agreement may be assigned to Big Planet without the consent of the I-Link LLC Representative or Existing or Legacy Customer and in connection with such assignment, no I-Link LLC Representative or Existing or Legacy Customer shall be entitled to any additional compensation, fee or other payment or have any cause of action against I-Link, I-Link LLC or Big Planet.

                   (d) AMENDMENT OF I-LINK SALES COMPENSATION PLAN. The I-Link Sales Compensation Plan may be amended at anytime by I-Link LLC, or their assignee, Big Planet, without the consent of any I-Link LLC Representative, and upon any such amendment no I-Link LLC Representative shall have any rights under the I-Link Sales Compensation Plan as it existed prior to such amendment, other than for the payment of commissions on sales generated through the date of such amendment. Each I-Link LLC Representative shall be bound by the terms of any such amendment and shall not have, or be entitled to, any rights, claims, and causes of action as a result of such amendment. Neither I-Link, I-Link LLC nor any of their Subsidiaries or Affiliates has made any representations to any I-Link LLC Representative or any Existing Customer or Legacy Customer concerning any promise or commitment (i) not to amend or change the I-Link Sales Compensation Plan, the policies and procedures, the customer contracts, or the I-Link Representative Agreements, (ii) to make any payment or make exceptions with respect to any amendment, or (iii) to keep intact any portion or term of the foregoing.

                  (e) CAMPBELL AGREEMENT. On or before the Effective Time, any and all rights of Steven D. Campbell and/or Campbell Communications LLC to market any I-Link Products and Services has been terminated and any such agreement, if any, is of no further force or effect.

                  (f) INDEPENDENT CONTRACTORS. All I-Link LLC Representatives have represented and agreed that they are independent contractors in the written agreements they have with I-Link LLC, and I-Link LLC has consistently treated them as such.

         11.7 PRODUCT AND SERVICES.

                  (a) DESCRIPTION OF PRODUCTS. Schedule 11.7(a) contains a correct and accurate summary of information provided by I-Link of certain I-Link Products and Services that are currently being provided to I-Link customers including: (i) a partial historical review and projected forecast of total and percentage revenue derived from those certain product and services; (ii) the average breakage costs for full minute rounding and Single Leg Calls and Double Legs Calls; and (iii) other key information that Big Planet has relied upon in formulating pro forma financial statements for the I-Link Products and Services.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (b) FUNCTIONALITY OF I-LINK PRODUCTS AND SERVICES. All of the I-Link Products and Services described in Schedule 11.7(b) are ready for market and will perform functionally as described in the documentation attached to Schedule 11.7(b) and any and all marketing literature. The user documentation furnished by I-Link is compatible with the I-Link Products and Services.

                  (c) CUSTOMER COMPLAINTS. I-Link has made available for review by Big Planet any and all complaints from Existing or Legacy Customers or I-Link LLC Representatives concerning I-Link, I-Link LLC, the I-Link Products and Services, or the I-Link LLC Representatives.

                  (d) PRE-EXISTING AGREEMENTS. As of the Effective Time, none of the Pre-Existing Agreements provide for billing increments less than [***] seconds, or pricing for single-leg calls, and I-Link has not granted any specific affirmative right under the Pre-Existing Agreements to market to or through the Network Marketing Channel.

         11.8 CUSTOMER SUPPORT. Schedule 11.8 sets forth and complete and accurate summary concerning the customer support and service functions provided by I-Link, I-Link LLC or their Subsidiaries or Affiliates including: (i) a breakdown of the different types of support and service functions (i.e., billing/collection, customer billing support) and the number of full-time equivalent employees engaged in such service function and the average salary for such employees; and (ii) a description of any outside vendors or consultants providing any such services and the average cost per month thereof, including any and all agreements for services in connection with billing and compliance with regulatory and tax requirements.

         11.9 RECEIVABLES. The Accounts Receivable, net of the [***]% allowance for disputes and bad debt represent or will represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business. All of the Accounts Receivable are owned entirely by I-Link free and clear from any Encumbrance. All of the Accounts Receivable will be as of the Effective Time current and collectible net of the respective reserves shown on the balance sheet or accounting records of I-Link.

         11.10 COMPLIANCE WITH LAWS. Except as disclosed on Schedule 11.10, I-Link and its Subsidiaries and Affiliates have conducted and continue to conduct their business in compliance with all Laws and Governmental Orders, and neither I-Link nor any of its Subsidiaries or Affiliates is in material violation of any Law or Governmental Order, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply. Except as disclosed in Schedule 11.10, I-Link has obtained and currently possesses all material licenses, permits, certificates, authorities and approvals necessary to operate its business as currently conducted including, without limitation, all required domestic and international telecommunications and electronic commerce licenses, permits, certificates, approvals and authorities.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         11.11 ASSETS/INTELLECTUAL PROPERTY.

                  (a) TITLE TO PROPERTIES. I-Link owns, leases or has the legal right to use all of the properties and assets forming a part of or used or held for use in connection with, necessary for, or otherwise material to the conduct of the business conducted or operated by I-Link or to be provided hereunder, and with respect to any contract rights, is a party to and enjoys the rights to the benefits of all such contracts, agreements and other arrangements belonging to or used, held for use or intended to be used by I-Link or necessary for, or otherwise material to the conduct of the business or the I-Link Services and Products to be provided hereunder.

                  (b) INTELLECTUAL PROPERTY. All copyrights, trademarks, service marks, trade names, patents, trade secrets and other intellectual and proprietary rights necessary to conduct I-Link's business as presently operated and the I-Link Products and Services to be provided hereunder, including, without limitation, all intellectual and other proprietary rights to its products, services and ordering and billing systems, is owned by I-Link, properly licensed by I-Link pursuant to a valid license or in the public domain, and no such license will expire during the term of this Agreement or is of such a nature that it can be readily obtained from another source. Neither I-Link, I-Link LLC nor any of their Subsidiaries or Affiliates is infringing upon the intellectual and proprietary rights of any other party, and, except as identified on Schedule 11.11(b), there is no claim or action by any person, pending or threatened, alleging any such infringement. The core technology used to provide the I-Link Products and Services offered by I-Link is proprietary to I-Link, and no other person has the right to use such technology.

                  (c) NO ENCUMBERANCES. All of the property and assets, including the intellectual property, necessary to conduct I-Link's business is owned or validly licensed by I-Link free and clear of any Encumbrances except as otherwise set forth on Schedule 11.11 (c).

         11.12 NETWORK CAPACITY. I-Link's Network facilities currently have sufficient capacity to handle the traffic currently generated by the Existing and Legacy Customers plus all other existing traffic from other existing customers. I-Link's e-mail and Internet access is sufficient to meet the existing requirements of the Existing and Legacy Customers and currently meets the communication and Web requirements of the I-Link LLC Representative sales force.

         11.13 YEAR 2000. All I-Link Products and Services provided by I-Link, including without limitation, any and all enhancements, upgrades, customizations, modifications, maintenance and alike, deliverable by I-Link hereunder, containing or calling on a calendar function including, without limitation, any function indexed to the CPU clock, and any function providing specific dates or days, or calculating spans of dates or days shall record, store, process, provide and, where appropriate, insert true and accurate dates and calculations for dates and spans including and following January 1, 2000.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         11.14 FULL DISCLOSURE. Neither I-Link nor I-Link LLC is aware of any facts which pertain specifically to them, any Subsidiary or any Affiliate, their business, the Enhanced Services and Enhanced Service Devices, the I-Link LLC Representatives or any other matter affecting them which could reasonably be expected to have a material adverse affect on (i) the ability of Big Planet to provide the products or services or to maintain the Existing or Legacy Customers or I-Link LLC Representatives, (ii) the I-Link LLC Representatives, (iii) the Existing Customers being transferred to Big Planet or the Legacy Customers, (iv) the business of I-Link and I-Link LLC or its ability to provide the services and products hereunder at the service levels contemplated hereunder. No representation or warranty of I-Link or I-Link LLC set forth in this Agreement, nor any written statement or certificate furnished or to be furnished to Big Planet contains or will contain any untrue statement of fact, or omit or will omit to state a material fact necessary to make the statements contained herein or therein, taken as whole and light of the circumstances under which they were made, not misleading.

         11.15 EXISTING CUSTOMERS. I-Link has the full and complete and sole authority to assign and transfer such Existing Customers and Legacy Customers together with any and all accounts receivable associated therewith and any revenue stream free and clear of any Encumbrance.

         11.16 I-LINK LLC REPRESENTATIVES. As of the Execution Date and to the best of I-Link's knowledge based upon a full review of its records and files, the number of I-Link LLC Representatives currently receiving commission checks was approximately [***]. Except for the general state of unrest and uncertainty among the I-Link LLC Representatives occasioned by I-Link's discussions with Big Planet as publicly announced, I-Link is not aware of any material adverse change in the number of active I-Link LLC Representatives since that date set forth above, nor is it aware of any facts or circumstances that would result in a material adverse change in the number of such active I-Link LLC Representatives aside from the general unrest and uncertainty referenced above.

         11.17 SUBSIDIARIES. Schedule 11.17 sets forth a true, complete and accurate list of each Subsidiary and Affiliate of I-Link and I-Link LLC.

         11.18 FINANCIAL STATEMENTS. Since the date of the most recent financial statements of I-Link filed with the Securities Exchange Commission, there have been no material adverse change in the financial condition or results of operations of I-Link.

                                   ARTICLE 12
                  REPRESENTATIONS AND WARRANTIES OF BIG PLANET

         As a material inducement to I-Link to enter into this Agreement and with the acknowledgement and understanding that I-Link is relying on the accuracy of these representations and warranties in determining the feasibility of entering into this Agreement, Big Planet hereby represents and warrants as follows:

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         12.1 ORGANIZATION, AUTHORITY AND QUALIFICATION. Big Planet is a corporation duly organized, validly existing and in good standing under the laws of the Delaware, and has all necessary corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. Big Planet is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary. The execution and delivery by Big Planet of this Agreement, the performance by Big Planet of its obligations hereunder, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement has been duly executed by an authorized officer of Big Planet, and constitutes a legal, valid and binding obligation of Big Planet, enforceable against such party in accordance with its terms.

         12.2 NO CONFLICT. The execution, delivery and performance of this Agreement by Big Planet do not and will not (i) violate, conflict with or result in the breach of any provision of the charter or bylaws (or similar organizational documents) of Big Planet, (ii) conflict with or violate any law, regulation, statute, ordinance or other requirement of law of any foreign national, federal, state, municipal or local government, or any governmental or court order of any jurisdiction applicable to Big Planet, its Affiliates or its assets properties or business, including without limitation to the business to be performed under this Agreement and the business to be transferred to Big Planet hereunder in such a manner which would have a material adverse affect on its business or assets, or (iii) conflict with, result in any breach of, constitute a default, or require any consent or approval (or an event which with the giving of notice or lapse of time or both would become a default) under any note, bond, mortgage, deed of trust, indenture, contract, agreement lease, sublease, license, sublicense, permit, franchise or other instrument or agreement, lease, sublease, license, sublicense, permit, or other instrument or arrangement to which Big Planet or any of its Affiliates is a party that would materially affect Big Planet's ability to perform under this Agreement.

         12.3 NO LITIGATION. Except as identified on Schedule 12.3, there are no Actions by or against either Big Planet or Affiliate of it which poses a material adverse threat to the business or distribution channel of Big Planet pending before or threatened to brought by or before any Governmental Authority.

         12.4 COMPLIANCE WITH LAWS. Except as disclosed on Schedule 12.4, Big Planet and its Subsidiaries and Affiliates have conducted and continue to conduct their business in compliance with all Laws and Governmental Orders, and neither Big Planet nor any of its Subsidiaries or Affiliates is in material violation of any Law or Governmental Order, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply. Except as disclosed in Schedule 12.4, Big Planet has obtained and currently possesses all material licenses, permits, certificates, authorities and approvals necessary to operate its business as currently conducted including, without limitation, all required domestic and international telecommunications and electronic commerce licenses, permits, certificates, approvals and authorities.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         12.5 ASSETS/INTELLECTUAL PROPERTY.

                  (a) TITLE TO PROPERTIES. Big Planet owns, leases or has the legal right to use all of the properties and assets that are material to the conduct of the business conducted or operated by Big Planet or to be provided hereunder, and with respect to any contract rights, is a party to and enjoys the rights to the benefits of all such contracts, agreements and other arrangements material to the conduct of its business.

                  (b) INTELLECTUAL PROPERTY. All copyrights, trademarks, service marks, trade names, patents, trade secrets and other intellectual and proprietary rights material to Big Planet's business as presently conducted is owned by Big Planet, properly licensed by Big Planet or in the public domain. Neither Big Planet nor Affiliates is infringing upon the copyrights of any third party which could reasonably be expected to have a material adverse affect on the business of Big Planet. As of the Execution Date and the Effective Time Big Planet has not received any notice or claim from any third party alleging that any of its property infringes any copyrights of such third party.

         12.6 FULL DISCLOSURE. Big Planet is not aware of any facts which pertain specifically to it, any Subsidiary or any Affiliate, their business or any other matter affecting them which could reasonably be expected to have a material adverse affect on (i) the ability of Big Planet to market the Products and Services or to maintain the Existing or Legacy Customers or I-Link LLC Representatives, (ii) either the Big Planet Representatives or the I-Link LLC Representatives after the Effective Time, (iii) the Existing Customers being transferred to Big Planet or the Legacy Customers, (iv) the business of Big Planet or its ability to perform its obligations under the Agreement. No representation or warranty of Big Planet set forth in this Agreement, nor any written statement or certificate furnished or to be furnished to I-Link or I-Link LLC contains or will contain any untrue statement of fact, or omit or will omit to state a material fact necessary to make the statements contained herein or therein, taken as whole and light of the circumstances under which they were made, not misleading.

         12.7 [Deleted]

         12.8 BIG PLANET INDEPENDENT REPRESENTATIVES. As of the Execution Date and to the best of Big Planet's knowledge based upon a full review of its records and files, the total number of Big Planet Representatives currently receiving commission checks is approximately [***]. Of that total number all are located in the United States with the remaining number located outside of the United States. Big Planet is not aware of any material adverse change in the number of active Big Planet Representatives since that date set forth above, nor is it aware of any facts or circumstances that would result in a material adverse change in the number of such active Big Planet Representatives.

         12.9 SUBSIDIARIES. Big Planet has no Subsidiaries.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         12.10 YEAR 2000. Big Planet's network relating to the sale of I-Link's Products and Services containing or calling on a calendar function including, without limitation, any function indexed to the CPU clock, and any function providing specific dates or days, or calculating spans of dates or days shall record, store, process, provide and, where appropriate, insert true and accurate dates and calculations for dates and spans including and following January 1, 2000.

                                   ARTICLE 13
                                 INDEMNIFICATION

         13.1 BIG PLANET GENERAL INDEMNITY. Subject to Section 15.9, Big Planet shall defend, indemnify and hold I-Link, I-Link LLC and each of their Subsidiaries and Affiliates, and each of their respective directors, employees, stockholders and agents and affiliates harmless from and against any and all liabilities, losses, damages, claims, costs expenses, interest, awards and judgments (including, but not limited to, costs and attorneys' fees but excluding any amounts recovered by an indemnified party from any third-party insurer for such liability), arising out of, resulting from or relating to:

                  (a) Any breach of any representation or warranty made by Big Planet under this Agreement;

                  (b) Any breach of any covenant, agreement or other provision set forth in this Agreement by Big Planet or any schedule or agreement entered into pursuant to this Agreement; and

                  (c) Any claims or actions for commissions to the I-Link LLC Representatives arising from sales of I-Link Products and Services by Big Planet after the Effective Time and any other liability or claims of any I-Link LLC Representative arising under the I-Link Sales Compensation Plan, following its amendment to become part of the Big Planet Compensation Plan, with respect obligations of Big Planet to be performed following the Effective Time including, without limitation, any commissions payable by Big Planet thereunder that relate to sales occurring after the Effective Time, provided, however, that (i) this right of indemnification does not relieve I-Link of its obligations to pay Big Planet commissions on the Legacy customers as more fully described in Section 6.4; and (ii) the right to indemnification shall not apply to any claims that relate to events, actions or omissions occurring prior to the Effective Time.

                  (d) any claims or actions by I-Link LLC Representatives or any Existing Customers or Legacy Customers that relate to conduct, actions or omissions by Big Planet, its Subsidiaries or Affiliates, or any of their respective officers, directors, employees, stockholders, agents, representatives or contractors after the Effective Time; provided, however, such indemnification shall not apply to any claims or actions resulting from the transactions contemplated hereby or any change in the I-Link Compensation Plan, policy and procedures or I-Link LLC Representative Agreements, customer agreements in connection with the transition of such customers and I-Link LLC Representatives to Big Planet.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (e) Any and all third party or Governmental Authority Actions related to actions of the I-Link LLC Representatives occurring after the Effective Time including, without limitation any violation of any applicable Laws, unless any such action arises out of the I-Link LLC Representatives' relationship with I-Link and I-Link LLC prior to the Effective Time or the acts or omissions of such I-Link LLC Representatives occurring prior to the Effective Time; or

                  (f) Any failure of Big Planet or any of its respective Subsidiaries or Affiliates, to fully comply with all regulatory requirements in connection with the performance of its obligations under this Agreement.

         13.2 I-LINK AND I-LINK LLC GENERAL INDEMNITY. Subject to Section 15.9, I-Link and I-Link LLC shall jointly and severally defend, indemnify and hold Big Planet and each of its Subsidiaries and Affiliates, and each of their respective directors, employees, stockholders, agents and affiliates harmless from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards and judgments (including, but not limited to, costs and attorneys' fees but excluding any amounts recovered by an indemnified party from any third-party insurer for such liability), arising out of, resulting from or relating to:

                  (a) Any breach of any representation or warranty made by I-Link or I-Link LLC under this Agreement;

                  (b) Any breach of any covenant, agreement or other provision set forth in this Agreement by I-Link or I-Link LLC or any schedule or agreement entered into pursuant to this Agreement, including but not limited to any and all service level agreements (and including any deemed breach pursuant to Section 15.1);

                  (c) Any claims or actions for commissions to the I-Link LLC Representatives arising from sales of I-Link Products and Services prior to the Effective Time and any other liability or claims of any I-Link LLC Representative arising under the I-Link Sales Compensation Plan, including, without limitation, any commissions paid by Big Planet that relate to sales occurring prior to the Effective Time;

                  (d) Any claims or actions by I-Link LLC Representatives based on, related to, or arising from the transactions contemplated by this Agreement including any claims or actions or any liability resulting, related to or arising from the changes to the existing I-Link LLC Sales Compensation Plan, the existing I-Link LLC Representative Agreements, or the existing policies and procedures made by Big Planet or I-Link or I-Link LLC in connection with or following the transaction or the assignment by I-Link LLC of the I-Link LLC Representative Agreements to Big Planet;

                  (e) Any claims or actions by I-Link LLC Representatives or any Existing Customers or Legacy Customers that relate to conduct, actions or omissions by I-Link, I-Link LLC, their Subsidiaries or Affiliates, or any of their respective officers, directors, employees, stockholders, agents, representatives or contractors prior to the Effective Time;

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (f) Any and all actions of the I-Link LLC Representatives occurring prior to the Effective Time including, without limitation any violation of any applicable Laws;

                  (g) Any failure of I-Link or I-Link LLC, or any of their respective Subsidiaries or Affiliates, to fully comply with all regulatory requirements in connection with the I-Link Products and Services to be provided hereunder; or

                  (h) Any infringement or alleged or claimed infringement by the products, services or and other intellectual property provided hereunder, including any software, of any patent, copyright, trademark, trade secrets or other proprietary right of any third party; or

                  (i) Any claim, action, damages, expenses or other liabilities, including attorney's fees, arising out of I-Link's, I-Link LLC's, or any of their respective Subsidiary's or Affiliate's, or any of their respective officer's, director's, employees', stockholder's, agent's, representative's or contractor's, acts, omissions or misrepresentations, prior to the Effective Time, regardless of the form of that action.

         13.3 I-LINK PATENT AND OTHER PROPRIETARY RIGHTS INDEMNITY. I-Link warrants that the I-Link Products and Services and/or Marks furnished by I-Link will not infringe upon or violate any patent, copyright, trademark, trade secret, or any other proprietary right of any third party. In the event of any claim by a third party against Big Planet asserting or involving a patent, copyright, trademark, trade secret, or other proprietary rights violation which concerns any products or services and/or Marks provided to Big Planet hereunder, I-Link and I-Link will defend, at its expense, and will indemnify and hold the Big Planet indemnified parties harmless with respect to such action in accordance with this Article 13. In the event an injunction or order shall be obtained against Big Planet's use of any products or services and/or Marks by reason of the allegations, or, if in Big Planet's opinion, the products or services and/or Marks are likely to become the subject of a claim of infringement or violation of patent, copyright, trademark, trade secret, or other proprietary right of a third party, I-Link will, without in any way limiting the foregoing, and at its expense: (a) Procure for Big Planet the right to continue using the products or services and/or Marks, or (b) Replace or modify the products or services and/or Marks so that it becomes non-infringing but only if the modification or replacement does not adversely affect the specifications for the products or services and/or Marks or its use by Big Planet. In the event the foregoing options are not available then I-Link shall be liable for its inability to provide such I-Link Products and Services as breach of this Agreement. In no event shall Big Planet be liable to I-Link for any charges after the date that Big Planet no longer uses the products or services and/or Marks because of actual or claimed infringement.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         13.4 I-LINK EQUIPMENT INDEMNITY. I-Link shall indemnify and hold harmless Big Planet, its agents, contractors and employees from and against any and all claims, liability, damage, loss, or expense (including reasonable attorney's fees) including injury or death to persons, or damages to property, both real and personal, which may arise out of: (a) the presence of I-Link's equipment, at any location; (b) the installation, operation maintenance or removal of I-Link's equipment from any location; and (c) the negligence or willful misconduct of I-Link, its agents, employees or contractors. I-Link shall pay all damages, costs, fees and other charges incurred by Big Planet in any such third-party action which are attributable to the aforementioned issues. Furthermore, I-Link shall have the exclusive right to defend, countersue or settle any of the foregoing actions and to collect all damages, costs, fees and other charges awarded from such action. Big Planet shall provide to I-Link, at I-Link's expense all information and assistance reasonably requested by I-Link to settle, defend or being a countersuit in conjunction with the foregoing third party actions. Big Planet shall immediately inform I-Link of any such third party action upon learning of such action.

         13.5 BIG PLANET EQUIPMENT INDEMNITY. Big Planet shall indemnify and hold harmless I-Link, its agents, contractors and employees from and against any and all claims, liability, damage, loss, or expense (including reasonable attorney's fees) including injury or death to persons, or damages to property, both real and personal, which may arise out of: (a) the presence of Big Planet's equipment, at any location; (b) the installation, operation maintenance or removal of Big Planet's equipment from any location; and (c) the negligence or willful misconduct of Big Planet, its agents, employees or contractors. Big Planet shall pay all damages, costs, fees and other charges incurred by I-Link in any such third-party action which are attributable to the aforementioned issues. Furthermore, Big Planet shall have the exclusive right to defend, countersue or settle any of the foregoing actions and to collect all damages, costs, fees and other charges awarded from such action. I-Link shall provide to Big Planet, at Big Planet's expense all information and assistance reasonably requested by Big Planet to settle, defend or being a countersuit in conjunction with the foregoing third party actions. I-Link shall immediately inform Big Planet of any such third party action upon learning of such action.

         13.6 NOTICE; CONFLICT; ASSUMPTION OF DEFENSE.

                  (a) NOTICE OF CLAIMS. A party entitled to indemnification hereunder (the "Indemnified Party") shall promptly notify in writing the party obligated to provide such indemnification (the "Indemnifying Party") of any matter which an Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement; provided that any failure by the Indemnified Party to give such notice shall not relieve the Indemnifying Party from the obligation to indemnify the Indemnified Party except to the extent actually prejudiced thereby.

                  (b) THIRD PARTY CLAIMS. The obligations of an Indemnifying Party with respect to claims for indemnification arising from claims or actions by third parties (the "Third Party Claims") shall be governed by and subject the following additional terms and conditions: if an Indemnified Party shall receive notice of any Third Party Claim, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim within 30 calendar days of the receipt of such notice by the Indemnified Party; provided, however, failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Article 13 except to the extent the Indemnifying Party is materially prejudiced by such failure. If the Indemnifying Party acknowledges in writing its obligation to indemnify the Indemnified Party hereunder against any liability that may arise under

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         such Third Party Claim, the Indemnifying Party shall be entitled to assume and control the defense thereof at their expense and with counsel selected by the Indemnifying Party (which counsel shall be reasonably satisfactory to the Indemnified Party) provided that the Indemnifying Party gives written notice of its intention to do so within five calendar days after receipt of the notice from the Indemnified Party. After written notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense thereof, the Indemnifying Party will not be liable to the Indemnified Party hereunder for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation and such other expenses as have been approved in advance; provided, however, that (i) if counsel for the Indemnified Party determines in good faith that there is a conflict that requires separate representation for the Indemnifying Party and the Indemnified Party, or (ii) the Indemnifying Party fails to assume or proceed in a timely and reasonable manner with the defense of such action or fails to employ counsel reasonably satisfactory to the Indemnified Party in any such action, then in either such event the Indemnified Party shall be entitled to select its own counsel and, if necessary, local counsel of its own choice to represent the Indemnified Party. If the Indemnified Party makes such election, then the Indemnifying Party shall not, or no longer, be entitled to assume the defense thereof on behalf of such Indemnified Party and such Indemnified Party shall be entitled to indemnification under this
         Article 13 (including, without limitation, reasonable fees and expenses of such counsel) to the extent provided in this Indemnity provision. Such counsel shall, to the fullest extent consistent with its professional responsibilities, cooperate with the Indemnifying Party and any counsel designated by the Indemnifying Party. Nothing contained herein shall preclude the Indemnified Party, at its own expense, from retaining its own counsel to represent the Indemnified Party in any action with respect to which indemnity may be sought from the Indemnifying Party hereunder and for which the Indemnified Party is not entitled to engage its own counsel at the expense of the Indemnifying Party as provided for hereunder. If the Indemnifying Party has assumed the defense and is proceeding with the defense in a timely manner, then the Indemnifying Party shall not be liable under this Agreement for any settlement made by an Indemnified Party without Indemnifying Party's prior written consent, which shall not be unreasonably withheld, and the Indemnifying Party agrees to indemnify and hold harmless the Indemnified Party from and against any loss or liability by reason of the settlement of any claim or action with the consent of the Indemnifying Party. The Indemnifying Party shall not settle any such claim or action without prior written consent of the Indemnified Party, which shall not be unreasonably withheld.

         13.7 PAYMENT OF CLAIMS; ENFORCEMENT. The Indemnifying Party shall promptly pay to the Indemnified Party any amounts such party claims for indemnity under such notice unless the Indemnified Party disputes the claim for indemnification in which case it shall provide written notice to the other party within 30 days of its objection to the claim for indemnification. In the event the parties are not able to reach an agreement with respect to any disputed claim for indemnity within 30 days or the Indemnifying Party fails to pay an undisputed indemnity claim within 30 days, the Indemnified Party may thereafter bring an Action to enforce the indemnity obligations hereunder. The rights of the parties under this Article 13 are in addition to any other legal remedies they may have including, without limitation, any claims for a breach of contract or fraud.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   ARTICLE 14
                                 CONFIDENTIALITY

         14.1 CONFIDENTIAL INFORMATION. A Party's "Confidential Information" is defined as any confidential or proprietary information of a Party that is disclosed to the other Party in a writing marked confidential or, if disclosed orally, is identified as confidential at the time of disclosure and is subsequently reduced to a writing marked "Confidential" and delivered to the other Party within 30 days of disclosure. Big Planet's "Confidential Information" shall also mean Big Planet Representative lists and/or lists of Big Planet Customers (including their name, address and telephone number), business plans, financial data, product development plans, marketing plans, strategies, subscriber lists, sales compensation plans, manufacturing techniques and methods, research data and similar information of Big Planet that are valuable, special, unique and proprietary assets of Big Planet.

         14.2 DUTY OF CONFIDENTIALITY. Each Party shall hold the other Party's Confidential Information in confidence and shall not disclose such Confidential Information to third parties nor use the other Party's Confidential Information for any purpose other than the purposes of this Agreement. Such restrictions shall not apply to Confidential Information that: (a) is already known by the recipient, (b) becomes, through no act or fault of the recipient, publicly known, (c) is received by recipient from a third party without a restriction on disclosure or use, (d) is independently developed by recipient without reference to the Confidential Information, (e) is furnished to any third party by the discloser without similar restriction on such third party; or (f) is approved for release by the written authorization of the discloser. The foregoing exception shall not apply to any information concerning the Existing Customers, the Legacy Customers, the I-Link LLC Representatives and any Big Planet Representatives or Big Planet Customers.

         14.3 INFORMATION GENERATED BY THIS AGREEMENT. Except as otherwise herein stipulated, it is hereby agreed to by the Parties that the information generated by virtue of this Agreement is and will remain Confidential Information and is therefore proprietary to the Parties. The Parties further agree that they shall keep the Confidential Information secure and shall not use the Confidential Information for any other purpose other than to fulfill its obligations as herein set forth.

         14.4 DISCLOSURES REQUIRED BY LAW. Notwithstanding anything in this Agreement to the contrary, in the event that a Party is required by Law or a valid Governmental Order issued in connection with any Action to disclose any Confidential Information, such Party shall promptly notify the other Party of such Governmental Order or other Law so that the other Party may seek a protective order or other remedy or waive compliance with this Agreement, or both. Each Party agrees to cooperate, and shall cause its representatives to cooperate, with the other Party on a reasonable basis in a Party's efforts to obtain a protective order or other remedy. It is further agreed that, if in the absence of a protective order or receipt of a waiver hereunder, a Party or its representative is nonetheless, in the reasonable opinion of its counsel, compelled to disclose the Confidential Information to any tribunal or else stand liable for contempt or suffer any censure or penalty, such Party may disclose such information without liability hereunder so long as the Party discloses such Confidential Information only to the extent legally compelled to disclose such information based on advise from its counsel.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         14.5 INJUNCTIVE RELIEF. The Parties agree that unauthorized disclosure or use of Confidential Information will cause substantial and irreparable injury to the other party, that money damages will not adequately compensate for such injury and that said party, therefore, is entitled to among other remedies, immediate injunctive and other equitable relief for any breach of this Agreement.

                                   ARTICLE 15
                                  MISCELLANEOUS

         15.1 AFFILIATES AND SUBSIDIARIES. Each Party shall take such actions as are necessary to cause its Subsidiaries and Affiliates to comply with the obligations, restrictions and conditions set forth in this Agreement. Any action taken by a Subsidiary or Affiliate of a Party that would be a breach of this Agreement if it were an action of such Party shall be deemed a breach of this Agreement by such Party and they shall be liable for such breach as if they were the breaching Party.

         15.2 EXHIBITS AND SCHEDULES. Any reference to a Schedule or Exhibit shall refer to a Schedule or Exhibit to this Agreement unless the context clearly provides otherwise. All Schedules and Exhibits are incorporated by reference into this Agreement and shall be binding upon the Parties except as otherwise expressly provided in this Agreement or the Schedule or Exhibit. No Schedule or Exhibit may be amended without the written consent of the other Parties.

         15.3 NOTICE. Any such notice or demand, required or permitted by law, or by provision in this Agreement, shall be made in writing, and shall be served either by personal delivery, by certified mail, by overnight delivery, or by electronic or facsimile communication with a confirming copy sent by mail, return receipt requested. When served by certified mail, service shall be deemed to have been made when three business days after deposit in the regular receptacle of the United States Postal Service and addressed to the Parties at the addresses set forth above. When serviced by personal delivery or overnight delivery, service shall be deemed to have been made on the date of such delivery. When served by electronic communication, the notice shall be effective on the date sent. Any Party may, upon written notice to the other, change its address for such mailing. The addresses and telephone numbers for purposes of this paragraph are as follows:

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Big Planet, Inc.                       I-Link, Inc. and I-Link Worldwide LLC
75 West Center Street                  13751 So. Wadsworth Park Drive, Suite 200
Provo, UT 84601                        Draper, UT  84020
Attention: Jack Peterson               Attn:  Chief Financial Officer

With a copy to the attention of the    With a copy to the attention of the
General Counsel at the same address    General Counsel at the same address

         15.4 COUNTERPARTS. This Agreement may be executed in several counterparts each of which so executed shall be deemed to be an original, and in each case such counterpart shall constitute but one and the same instrument. This Agreement may also be executed in several facsimile counterparts each of which so executed shall be deemed to be an original, and in each case such facsimile counterpart shall constitute but one and the same instrument; however, at the request of Big Planet, the Parties agree to execute an original hard copy of the same date after the facsimile counterparts have been executed.

         15.5 PUBLICITY. None of the Parties shall publicize the existence of this Agreement, including any sales promotions, advertising, and use of each other's name, logos or trademarks, without the prior written consent of the other Parties. Neither party shall issue any press release pertaining to the subject matter of this Agreement without obtaining the prior written approval of the other party, which approval shall not be unreasonably withheld; provided, however, that any of the Parties, in its sole discretion, may withhold its consent with respect to any forward looking statement as to its business or operation. The Parties agree that no party to this Agreement or any person acting for or on its behalf, including their attorneys, shall directly or indirectly disclose to any person the terms and conditions of this Agreement, both during the term of this Agreement or after its termination, without the prior written consent of the other Parties, unless and to the extent such disclosure is required under Law. This provision shall survive the termination of this Agreement.

         15.6 ASSIGNMENT. None of the Parties may, without the other Parties' prior written consent, which shall not be unreasonably withheld, assign or transfer this Agreement, or any of its rights or obligations under this Agreement to any person ("Assignee") except to an Affiliate wholly-owned by, or that wholly owns, or that is under common control with, such Party, or as part of the sale of all or substantially all of the assets of the; provided, however, that the Assignee agrees to fully perform and be bound by the provisions of this Agreement. In addition, Big Planet shall have the right to sublicense its rights hereunder to an Affiliate or a Subsidiary or Nu Skin Enterprises, Inc. provided that such sublicensee agrees in writing to be bound by the terms of this Agreement.

         15.7 ENTIRE AGREEMENT; MODIFICATIONS. This Agreement constitutes the entire agreement and understanding of the Parties with respect to the subject matter hereof, and supercedes all prior written or oral negotiations, commitments, arrangements, agreements or understandings with respect to such matters. This Agreement can not be modified or amended except in a writing signed by all the Parties.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         15.8 WAIVER. No failure or delay on the part of any Party in exercising any right under this Agreement shall operate as a waiver of such right, or shall any single or partial exercise of any such right preclude any other or future exercise of such right or the exercise of any such right. No waiver of any right or obligation hereunder shall be enforceable against any Party unless made in a writing, specifying such waiver, and executed by such Party.

         15.9 SEVERABILITY. If any provision in this Agreement is found to be unenforceable in a court of competent jurisdiction, the remaining provisions shall nevertheless remain in full force and effect.

         15.10 GOVERNING LAWS; WAIVER OF JURY TRIAL. This Agreement shall be governed by the laws of the State of Utah, regardless of the laws that might otherwise be applicable under principles of conflicts of law, as to all matters, including, without limitation, matters of validity, construction, effect, and performance. Any action brought to enforce this Agreement must be brought in either Utah County or Salt Lake County, Utah. The Parties consent to the personal jurisdiction of said courts within the State of Utah and waive any objection to improper venue. Each of the Parties hereby waives any right to a trial by jury.

         15.11 PLURAL TERMS. Feminine or neuter pronouns shall be substituted for those of masculine form or vice versa and the plural shall be substituted for the single number or vice versa in any place or places in which the context may require such substitution.

         15.12 INCORPORATION OF RECITALS. The Recitals set forth above are incorporated herein by this reference.

         15.13 AUTHORSHIP. This Agreement has been reviewed by attorneys representing the respective Parties and therefore shall not be construed in favor of or against any Party hereto based on the sole or primary authorship of this Agreement being the work of one Party hereto.

         15.14 NO FURTHER RELATIONSHIPS. This Agreement shall not constitute, give effect to or otherwise imply a joint venture, pooling arrangement, partnership or formal or informal business organization of any kind. Accordingly, no Party shall be liable for any debts, accounts, obligations or other liabilities or torts of the other Party, or its agents or employees, except as this Agreement may otherwise expressly provide.

         15.15 SURVIVAL. The applicable provisions of Articles 6.9, 9.1, 11, 12, 13, 14, and 15 shall survive the cancellation, termination or expiration of this Agreement. Any other provisions, or parts thereof, which, by their nature, should survive cancellation, termination, or expiration shall also survive.

NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         15.16 FORCE MAJEURE. If performance of this Agreement, or any technical obligation hereunder (other than the obligation to pay and/or representations and warranties and obligations to use best efforts to effect the closing of the transactions), is delayed, interrupted or prevented by reason of an act of God, fire, flood, war, public disaster, strikes or labor difficulties, government enactment, regulation or order, or any other act or condition beyond the control of the affected Party (provided that the Party shall use its best efforts to remedy the same), the Party so affected, upon giving prompt notice to the other Party, will be excused from such performance to the extent of such delay, interruption or prevention for a period equal to the duration of the contingency that occasioned the delay, interruption or prevention.

         15.17 HEADINGS. Headings are for reference purposes only and in no way define, limit, construe or describe the scope or extent of such section or in any way affect this Agreement.

         15.18 COMPLIANCE WITH LAWS. At their sole expense, each of the Parties shall comply with all applicable laws and regulations regarding its activities related to this Agreement.

         15.19 LIMITATION ON LIABILITY. Neither Big Planet its Affiliates or Subsidiaries nor I-Link, I-Link LL or their Affiliates or Subsidiaries shall be liable to the other for any consequential, punitive or special loss or damages of any kind, such as but not limited to lost business revenue, lost profits or lost sales, however caused, whether based on contract, tort (including negligence) or any other theory.

         15.20 PARTIES BENEFITTED. Nothing in this Agreement whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provisions give any third persons any right of subrogation or action over or against any party to this Agreement.


NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         IN WITNESS WHEREOF, the Parties to this Agreement have caused it to be executed on the date first above written.

Big Planet, Inc.                           I-Link, Incorporated


By: /S/ Richard W. King                    By: /S/ John W. Edwards
   -------------------------------             ---------------------------------
Printed Name: Richard W. King              Printed Name: John W. Edwards
Title: President                           Title: CEO


                                           I-Link Worldwide LLC


                                           By: /S/ John W. Edwards
                                               ---------------------------------
                                               Printed Name: John W. Edwards
                                               Title: CEO and President



NOTE: WHERE USED IN THIS EXHIBIT, [***] INDICATES MATERIAL WHICH HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  SCHEDULE 11.3
                                       To
              Wholesale Service Provider and Distribution Agreement

11.3     Current litigation as of January 14, 2000:

         a. I-LINK COMMUNICATIONS, INC. V. EQUALITY PLUS TELECOMMUNICATIONS CORP. AND CITIZENS TELECOMMUNICATIONS COMPANY, INC., Civil No. 2:98 CV 473S, in the United States District Court For the District of Utah, Central Division; EQUALITY, INC. V. I-LINK COMMUNICATIONS, INC., Civil Action No. 3:98CV894JBA, in the United States District Court, District of Connecticut.

                  NOTE: The above lawsuits arose from the same factual circumstances and claims. I-Link has obtained an approximate $420,000.00 Judgment in the Utah Action.

         2. RONALD J. OSBORNE AND MARGARET C. OSBORNE, HUSBAND AND WIFE, VS. MICHAEL J. FOLEY, M.D., WATERS EDGE SCANNING ASSOCIATES, INC. D/B/A TAMPA M.R.I. AND DRS. SHEER, AHEARN & ASSOCIATES, INC., Case No. 98-8091 Div. I, in the Circuit Court of the Thirteenth Judicial Circuit In and For Hillsborough County, Florida.

         3. I-LINK WORLDWIDE, INC. V. GLOBECOM TECHNOLOGIES, INC., AND PROGRAMMERS CLEARING HOUSE, Civil No. 990907147, in the Third Judicial District Court In and For Salt Lake County, State of Utah.

         4. STEVEN J. LITTLE DBA FREEDOM ENTERPRISES V. I-LINK WORLDWIDE, LLC; MEDCROSS, INC. AND I-LINK INCORPORATED, Civil No. 990908018, in the Third Judicial District Court In and For Salt Lake County, State of Utah.

         I-Link may have other litigation filed on its behalf by third party collection agencies relating to customers who have failed to pay their bills.

         OTHER CLAIMS
         ------------

                  Patent Infringement Claim by AUDIOFAX, LLC as set forth in Letters dated December 21, 1999, and April 15, 1999, from Powell, Goldstein, Frazier & Murphy, LLP

                                Schedule 11.6(a)
                                       To
              Wholesale Service Provider and Distribution Agreement
                             (See Schedule 11.6(b))
11.6(a)

         LIST OF CONTRACT FORMS WITH I-LINK WORLDWIDE, LLC REPRESENTATIVES
         -----------------------------------------------------------------
         1. I-LINK WORLDWIDE, LLC INDEPENDENT REPRESENTATIVE APPLICATION AND AGREEMENT, dated April 22, 1997; Revised June 17, 1997; Revised February 19, 1998; Revised September 9, 1998.
         2.       IR WEBCENTRE ORDER FORM, dated July 12, 1999; Revised

         LIST OF POLICIES AND PROCEDURES
         -------------------------------
         1. I-LINK WORLDWIDE, LLC POLICIES AND PROCEDURES, dated April 26, 1997; Revised June 17, 1997; Revised July 27, 1998; Revised April 5, 1999.

         LIST OF COMPENSATION PLANS
         --------------------------
         1. I-LINK COMPENSATION PLAN, dated December 16, 1997; Revised February 26, 1998; Revised March 18, 1998; Revised September 24, 1998; Revised March 30, 1999; Revised May 27, 1999;
                  Revised July 27, 1999; revised October 1, 1999.
         2.       HOLIDAY BONUS PLAN, dated December 1, 1997.
         3. NOVEMBER AND DECEMBER 1998 INCENTIVE BONUS PLAN, dated November 11, 1998;
         4.       FEBRUARY 1999 INCENTIVE BONUS PLAN, dated February 10, 1999.
         5.       SPRING INCENTIVE PROMOTION, dated April 15, 1999.

         LIST OF AGREEMENTS AND DOCUMENTS
         --------------------------------
         1. SCOTT OLSEN AND TIN CUP MARKETING - PURCHASE, RELEASE AND SETTLEMENT AGREEMENT, dated May 17, 1999.
         2.       JUDD HUMPHRIES - SETTLEMENT AGREEMENT, dated November 25,
                  1999.
         3. ANTHONY HUGHES AND WILLIAM CAREY - SETTLEMENT AGREEMENT, anticipated date for signature and release January __, 2000.
         4. FRAN TARKENTON - CONSULTING AGREEMENT, dated September 15, 1997; AMENDED AND RESTATED CONSULTING AGREEMENT, pending.
         5.       RICHMOND FLOWERS - LETTER AGREEMENT, dated June 25, 1999.
         6. STEVEN D. CAMPBELL - CONSULTING AGREEMENT, dated __________; ADDENDUM TO IR FORM ENTERED INTO BY STEVEN D. CAMPBELL AND COMPANY, dated May 15, 1997.

11.6(a)(ii)
         LIST OF CUSTOMER CONTRACTS
         --------------------------
         1. SERVICE REQUEST FORM (SRF), dated April 22, 1997; Revised June 17, 1997; Revised February 19, 1998; Revised June 2, 1998; Revised September 9, 1998.
         2. ENHANCED SERVICE REQUEST FORM, dated April 6, 1999; Revised August 16, 1999.
         3.       V-LINK SERVICE REQUEST FORM, dated August 16, 1999.

                                Schedule 11.7(a)
                                       To
              Wholesale Service Provider and Distribution Agreement



See the attached spreadsheets labeled 11.7(a)-1, 11.7(a)-2 and 11.7(a)-3 (collectively the "HISTORICAL AND FORECAST DATA"). Big Planet acknowledges and agrees that the Historical and Forecast Data is based on information available to I-Link at the time the Historical and Forecast Data was prepared, represents I-Link's good faith projections and forecasts, but may not be without error.

                                Schedule 11.7 (b)
                                       To
              Wholesale Service Provider and Distribution Agreement

11.7 (b)
         SUMMARY OF I-LINK PRODUCTS AND SERVICES PROVIDED TO
         EXISTING AND LEGACY CUSTOMERS


CURRENTLY OFFERED PRODUCTS
----------------------------- --------- ---------------- -------------------- ----------------- --------------------
PRODUCT NAME                  MRC       ENHANCED         Traditional          Traditional       Comments
                                        Services Rate    Services Offered     Services Rate
----------------------------- --------- ---------------- -------------------- ----------------- --------------------
V-Link Calling                4.95      6.9(cent)*       No                   N/A
----------------------------- --------- ---------------- -------------------- ----------------- --------------------
V-Link Calling                14.95     4.9(cent)*       No                   N/A
----------------------------- --------- ---------------- -------------------- ----------------- --------------------
V-Link Calling Flat Rate      149.95    No charge*       No                   N/A
----------------------------- --------- ---------------- -------------------- ----------------- --------------------
EZ Start                      9.95      100 free the     No                   N/A               After 2nd month
                                        first month,                                            billing,
                                        150 free                                                subscription
                                        minutes the                                             converts to V-Link
                                        second month,                                           One with 500
                                        additional                                              Minute Usage Pak
                                        minutes 6.9(cent)*
----------------------------- --------- ---------------- -------------------- ----------------- --------------------
V-Link One                    9.95      6.9(cent)*       No                   No
----------------------------- --------- ---------------- -------------------- ----------------- --------------------
500 Min. Usage Pack           19.95     As low as 3.9*   No                   No                *Overage at 6.9(cent)*
----------------------------- --------- ---------------- -------------------- ----------------- --------------------
1025 Min. Usage Pack          39.95     As low as 3.9*   No                   No                *Overage at 6.9(cent)*
----------------------------- --------- ---------------- -------------------- ----------------- --------------------
2300 Min. Usage Pack          89.95     As low as 3.9*   No                   No                *Overage at 6.9(cent)*
----------------------------- --------- ---------------- -------------------- ----------------- --------------------
3600 Min. Usage Pack          139.95    As low as 3.9*   No                   No                *Overage at 6.9(cent)*
----------------------------- --------- ---------------- -------------------- ----------------- --------------------
4900 Min. Usage Pack          189.95    As low as 3.9*   No                   No                *Overage at 6.9(cent)*
----------------------------- --------- ---------------- -------------------- ----------------- --------------------
Service Pack                  10.00     Rate per plan    No                   No
----------------------------- --------- ---------------- -------------------- ----------------- --------------------
*Surcharges/Charges apply to extended calling areas such as Alaska, Hawaii,
Puerto Rico, U.S. Virgin Islands, NECA (National Exchange Carriers Association)
origination and International calls. A 35(CENT) PAYPHONE ORIGINATION FEE MAY BE
ADDED PER CALL.


DISCONTINUED PRODUCTS-I-LINK STILL SUPPORTS
-------------------- -------- ---------------------- --------------------- ----------------------- -------------------------
Product Name         MRC      Enhanced Services      Traditional           Traditional             Comments
                              Rate                   Services Offered?     Services Rate?
-------------------- -------- ---------------------- --------------------- ----------------------- -------------------------
Cascade 1+           3.95     N/A                    Yes                   7.9(cent)* interstate,
                                                                           interstate variable
-------------------- -------- ---------------------- --------------------- ----------------------- -------------------------
                                                                           12.9(cent)*, no         MRC only charged if
                                                                           international access    customer does not have
Cascade TF           3.95     N/A                    Yes                   besides Canada          a 1+ or TC subscription
-------------------- -------- ---------------------- --------------------- ----------------------- -------------------------
                                                                           25(cent)* for the first MRC only charged if
                                                                           minute, each            customer does not have
                                                                           additional minute       a 1+ or TC subscription
Cascade TC           3.95     N/A                    Yes                   19.9(cent)*
-------------------- -------- ---------------------- --------------------- ----------------------- -------------------------
V-Link Access        4.95     5.9(cent)*             below                 N/A                     To be converted to
                                                                                                   V-Link Calling (some
                                                                                                   customers will maintain
                                                                                                   free messaging)
-------------------- -------- ---------------------- --------------------- ----------------------- -------------------------
I-Link 1+ (Pre-Jan                                                         5.9(cent)on-net, 7.9(cent)
11th)                         N/A                    Yes                   off-net*
-------------------- -------- ---------------------- --------------------- ----------------------- -------------------------
I-Link 1+ (Post
Jan 11th)                     N/A                    Yes                   8.9(cent)*
-------------------- -------- ---------------------- --------------------- ----------------------- -------------------------
V-Link Travel Card            5.9(cent)*             No                    No
-------------------- -------- ---------------------- --------------------- ----------------------- -------------------------
Service Pack         5.00     Rate Per Plan          No                    No
-------------------- -------- ---------------------- --------------------- ----------------------- -------------------------
*Surcharges/Charges apply to extended calling area such as Alaska, Hawaii,
Puerto Rico, U.S. Virgin Islands, NECA (National Exchange Carriers Association
and International calls. A 35(CENT) payphone origination fee may be added per call.

                                  SCHEDULE 11.8
                                       To
              Wholesale Service Provider and Distribution Agreement

11.8     SUMMARY OF CUSTOMER SUPPORT AND SERVICE FUNCTIONS
----     -------------------------------------------------

IR SERVICE
o        Agents answer incoming calls from Independent Representatives.
o Agents answer questions related generally to the compensation plan, commissions, RCB's and IR status, genealogy, scheduled dates and locations of training sessions.
o Agents conduct outbound calls to inform IR's of promotions and to welcome new IR's to the company.
o Agents are generally responsible for the initial legwork on issues regarding IR's commission checks before escalating to the Commission Department or to other various departments.

COMMISSION DEPARTMENT:
o Agents receive escalated issues regarding Commission checks, make adjustments on checks, payouts when appropriate.
o Agents are responsible for calculating bonuses and commissions payouts, auditing monthly check runs and downlines when needed.
o        Agents assist with revising the compensation plan.

BILLING DEPARTMENT:
o Agents take inbound calls from customers and answer questions regarding bills and rates and resolve any billing disputes.
o Agent must have full knowledge of the rate matrix, CDR, invoice summaries, rates for all services
o        and products.
o        Agents will adjust or re-rate customers bills when needed.

CUSTOMER CARE DEPARTMENT:
o Agents take all inbound customer calls regarding V-Link questions perform any trouble shooting problems that may occur with any of the V-Link products and services.

PROVISIONING DEPARTMENT:
o Agents take inbound calls pertaining to issues regarding toll free, networking and provisioning.
o Agents work with LECS and use specialized computer tools and databases to resolve any issue.

ORDER ENTRY DEPARTMENT:
o Agents are responsible for data entry for both faxed, mailed, phoned in orders for all Services Request Forms, Independent Representative Application and Agreements, renewals, changes of services, resp-org applications.
o        Agents make outbound calls for declined forms.

CORRESPONDENCE DEPARTMENT:
o Agents respond to, and maintain records of, all incoming e-mail, faxes, and letters for Billing, Custcare, and IR Services Departments regarding customer issues, disputes, and requests.

CORPORATE TRAINING DEPARTMENT:
o Agents maintain the flow of new information to all other call center agents.
o Agents train all new employees for all departments within the call center, provide update
o        training, cross training for different skills within the call center.
o Agents implement quality assurance by monitoring all other call center agents and perform weekly personal training sessions with each call center agent.
o Agents maintain all documentation in Verity, I-Link's informational database.

COLLECTIONS
o Account managers initiate outbound and receive inbound collection calls.
o        Account managers process on-line payments.
o        Account managers negotiate payment arrangements and settlements.
o Account managers act as liaisons for customer disputes from outside collection agencies.
o Account managers contact and follow-up with customers for which we have received returned checks.
o Account managers work closely with legal in pursuing small claims court proceedings.
o The Credit Manager coordinates the mailing of past due notices deactivation warnings.
o        The Credit Manager facilities the account deactivation process.
o        The Credit Manager is responsible for outsourcing past due accounts.

ACCOUNTS RECEIVABLE
o The Accounts Receivable Clerk receives and processes all direct remittances.
o        The Accounts Receivable clerk processes lockbox exception batches.
o        The Accounts Receivable clerk review and submit refund requests.
o        The Accounts Receivable clerk prepares and deposits receipts.
o The Returned Payment Specialist obtains and provides supporting credit card documentation to fight disputed charges for both LDU charges and products charges.
o The Returned Payment Specialist receives and adjusts accounts for returned checks.
o The Returned Payment Specialist prepares insufficient fund checks for third party processor (Checkfast, Equifax).
o The Accounts Receivable Manager schedules and coordinates the processing of credit card and ACH transactions.
o The Accounts Receivable Manager implements and enforces product refund policy.
o The Accounts Receivable Manager approves and processes credit card refunds.
o        The Accounts Receivable Manager submit check refunds to Accounts
         Payable.
o        The Accounts Receivable Manager audits and reviews credit adjustments.
o The Accounts Receivable Manager is responsible for downloading and verify lockbox files.
o The Accounts Receivable Manager processes all credit card declines for monthly LDU bill and initial product payments.
o The Accounts Receivable Manager schedules and coordinates mailings for expired or declined credit cards and ACH reject notification.

                                 Schedule 11.10
                                       To
              Wholesale Service Provider and Distribution Agreement

11.10
                  EXCEPTIONS TO COMPLIANCE WITH LAWS
                  ----------------------------------

Registered to do business (I-Link Communications, Inc.):

Alabama (re-certification pending)

INTRASTATE TELECOMMUNICATIONS CERTIFICATIONS:
---------------------------------------------

Alaska
Puerto Rico
U.S. Virgin Islands (pending)

INTERSTATE TELECOMMUNICATIONS CERTIFICATIONS:
---------------------------------------------

None

                                Schedule 11.11(b)
                                       To
              Wholesale Service Provider and Distribution Agreement

11.11(b) PATENT INFRINGEMENT
----------------------------

         Patent Infringement Claim by AUDIOFAX, LLC as set forth in Letters dated December 21, 1999, and April 15, 1999, from Powell, Goldstein, Frazier & Murphy, LLP

                               SCHEDULE 11.11 (c)
                                       TO
              WHOLESALE SERVICE PROVIDER AND DISTRIBUTION AGREEMENT


ENCUMBRANCES:

1. THOSE ENCUMBRANCES GRANTED UNDER THE TERMS OF THAT CERTAIN MASTER LEASE AGREEMENT, DATED NOVEMBER 30, 1998 BETWEEN I-LINK INCORPORATED AND CC FINANCE L.L.C. (COMPAQ CAPITAL).

2. THOSE ENCUMBRANCES GRANTED UNDER THE TERMS OF THE WRITTEN FINANCING AGREEMENTS BETWEEN I-LINK INCORPORATED ITS AFFILIATES AND WINTER HARBOR, LLC.

3.       IBM (TBD)

                                 Schedule 11.17
                                       To
              Wholesale Service Provider and Distribution Agreement


11.17    SUBSIDIARIES AND AFFILIATES
-----    ---------------------------

         I-LINK INCORPORATED
         Incorporation State:       Florida corporation
         Incorporation Date:        4/21/83

         I-LINK SYSTEMS, INC.
         Incorporation State:       Utah corporation
         Incorporation Date:        2/2/96

         I-LINK COMMUNICATIONS, INC.
         Incorporation State:       Utah corporation
         Incorporation Date:        3/20/96
         Qualified to do Business in all States and Puerto Rico

         I-LINK WORLDWIDE, LLC
         Registered State: Delaware Limited Liability Company
         Registration Date:         4/25/97

         MIBRIDGE, INC.
         Incorporation State:       Utah corporation
         Incorporation Date:        8/13/97

         FAMILY TELECOMMUNICATIONS
         Registered State: Utah dba
         Registration Date:         8/14/97

         FTI COMMUNICATIONS
         Registered State: Utah dba
         Registration Date:         11/20/96

         VIANET TECHNOLOGIES, LTD.
         Registered State: Israeli Company

                                 SCHEDULE 12.3            FN(1)

CAPONE V. NU SKIN CANADA, INC. ET AL.

In March 1993, the class action law suite entitled NATALIE CAPONE ON BEHALF OF HERSELF AND ALL OTHERS SIMILARLY SITUATED V. NU SKIN CANADA, INC., NU SKIN INTERNATIONAL, INC., BLAKE RONEY, ET AL., was filed against Nu Skin International and affiliate parties in federal district court in Utah alleging violations of the anti-fraud provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934, common law fraud and violations of the Utah Consumers Sales Practices Act. The plaintiffs in the case also seek injunctive relief as well as disgorgement of profits and restitution to the plaintiffs of earnings, profits and other compensation. In June 1997, the Court denied Nu Skin International's motion for summary judgment but also denied the plaintiffs' motion to certify a similarly situated class of distributors. However, in May 1998, the court granted the plaintiffs' motion to certify a similarly situated class of distributors based on more limited non-reliance claims under the Securities Act and the Utah Anti-Pyramid Statute. The case continues in discovery. Nu Skin intends to continue to vigorously defend against said action.

VISUAL INTERACTIVE PHONE CONCEPTS, INC. (VIPC) V. BIG PLANET, INC. AND INFOGEAR TECHNOLOGY CORPORATION

Big Planet, Inc. ("Big Planet") entered into an agreement with a manufacturer to become a distributor of certain product known as the iPhone. Big Planet is informed that the manufacture of the iPhone is based on a patent owned by Infogear Technology Corporation ("Infogear").

The complaint was filed in federal district court in Virginia. Big Planet was served on June 21, 1999. The complaint alleges that Big Planet and Infogear are infringing on and actively inducing infringement of VIPC's patents. The manufacturer accepted tender of our defense.

Based on motions from the defendants in the matter, the case was moved to California. On or about December 5, 1999, a "Markham" hearing was held to examine the alleged infringements of the plaintiff's patents. Based on the findings of the court, our outside counsel feels that Big Planet can defend this matter by summary judgment. A motion for summary judgment should be filed in the near future.

------------------

FN(1) From time to time Nu Skin receives inquiries from various government regulatory authorities about its business and its compliance with local laws and regulations. Additional, Big Planet, as a subsidiary of Nu Skin, may also be periodically reviewed and audited by various governmental agencies.

Big Planet may also be subject to challenges by private parties, including our representatives, to the form of our network marketing system. In the United States, the network marketing industry and regulatory authorities have generally relied on the implementation of distributor rules and policies designed to promote retail sales to protect consumers and to prevent inappropriate activities such as inventory loading in order to distinguish between legitimate network marketing distribution plans and unlawful pyramid schemes. Big Planet has adopted rules and policies based on those the Federal Trade Commission ("FTC") found acceptable in reviewing the legality of Amway Corporation's marketing system. We have also adopted our rules and policies based on negotiations and discussions of Nu Skin with the Attorney Generals' Offices in several states and the FTC, and base on industry standards required by domestic and global direct sales associations. Nevertheless, legal and regulatory requirements concerning network marketing systems, involving a high level of subjectivity, are inherently fact based and are subject to additional interpretation. Based on the foregoing, Big Planet cannot assure I-Link that it will not be harmed by the applications or interpretation of statues or regulations governing network marketing.

                                SCHEDULE 12.4          FN(1)


No exceptions to Section 12.4.





--------


FN(1) From time to time Nu Skin receives inquiries from various government regulatory authorities about its business and its compliance with local laws and regulations. Additional, Big Planet, as a subsidiary of Nu Skin, may also be periodically reviewed and audited by various governmental agencies.

Big Planet may also be subject to challenges by private parties, including our representatives, to the form of our network marketing system. In the United States, the network marketing industry and regulatory authorities have generally relied on the implementation of distributor rules and policies designed to promote retail sales to protect consumers and to prevent inappropriate activities such as inventory loading in order to distinguish between legitimate network marketing distribution plans and unlawful pyramid schemes. Big Planet has adopted rules and policies based on those the Federal Trade Commission ("FTC") found acceptable in reviewing the legality of Amway Corporation's marketing system. We have also adopted our rules and policies based on negotiations and discussions of Nu Skin with the Attorney Generals' Offices in several states and the FTC, and base on industry standards required by domestic and global direct sales associations. Nevertheless, legal and regulatory requirements concerning network marketing systems, involving a high level of subjectivity, are inherently fact based and are subject to additional interpretation. Based on the foregoing, Big Planet cannot assure I-Link that it will not be harmed by the applications or interpretation of statues or regulations governing network marketing.